WOODMEN OF THE WORLD LIFE INSURANCE SOCIETY

WOODMENLIFE VARIABLE ANNUITY ACCOUNT

FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY CERTIFICATE

WOODMENLIFE VARIABLE ANNUITY

PROSPECTUS

May 1, 2026

Please direct transaction requests, claim forms, payments and other correspondence and notices as follows

Transaction Type	Direct or Send to
Telephone Transaction	1-877-664-3332
All payments made by check, and all claims, correspondence and notices	WoodmenLife, 1700 Farnam Street, Omaha, NE 68102

For - The individual Flexible Premium Deferred Variable Annuity Certificate (the “Certificate”) issued by Woodmen of the World Life Insurance Society, a fraternal benefit society (“WoodmenLife,” “we,” “us” or “our”) through WoodmenLife Variable Annuity Account (the “Account” or “Variable Account”).

This prospectus describes the Variable Account and the Certificate and contains information you should know before you purchase a Certificate. Please read this prospectus carefully and keep it for future reference. The Certificate is intended for long-term investment purposes. The Certificate is not a short-term investment and is not appropriate for an investor who needs ready access to cash. Withdrawals could result in Withdrawal Charges, taxes, and tax penalties.

The Certificate is a complex investment and involves risks. You bear investment risk that could include loss of principal and previous earnings, and investment returns are not guaranteed. Our obligations under the Certificate are subject to our financial strength and claims-paying ability.

If you are a new investor in the Certificate, you may cancel your Certificate within 10 days of receiving it without paying fees or penalties. In some states, this cancellation period may be longer. Upon cancellation, you will receive either a full refund of the amount you paid with your application or your total Certificate value. You should review this prospectus, or consult with your investment professional, for additional information about the specific cancellation terms that apply.

You may allocate premiums and Certificate value to the investment options available under the Certificate, which include: (1) a fixed account, which is an account that provides a specified rate of interest, and (2) variable options, which are the subaccounts of the Variable Account, each of which invests in an underlying mutual fund. See Appendix: Investment Options Available Under the Certificate for more information.

Additional information about certain investment products, including variable annuities, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

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This prospectus discloses any material state variations. There are no financial intermediary variations. Currently, Woodmen Financial Services, Inc. is the sole distributor of the Certificate.

This prospectus does not constitute an offering in any state in which such offering may not lawfully be made. You should rely only on the information contained in this document or that we have referred you to. We have not authorized anyone to provide you with information that is different.

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FOR PURPOSES OF THIS PROSPECTUS, “WOODMENLIFE,” “WE,” “US” OR “OUR” MEANS WOODMEN OF THE WORLD LIFE INSURANCE SOCIETY, A FRATERNAL BENEFIT SOCIETY. “YOU” AND “YOUR” REFER TO THE OWNER(S) OF THE CERTIFICATE.

DEFINITIONS

Account or Variable Account: WoodmenLife Variable Annuity Account, a separate investment account established under Nebraska law. The account is registered with the SEC as a unit investment trust pursuant to the Investment Company Act of 1940, as amended.

Accumulated Value: The value of your Certificate at any time before the annuity starting date, equal to the sum of the Variable Account Value and the Fixed Account Value.

Annuitant (annuitant): The person whose life determines the annuity benefits payable under the Certificate and whose death will result in payment of the death benefit. The annuitant is the benefit member of the fraternal benefit society.

Annuity Starting Date (annuity starting date): The date on which the annuity payments are to begin. After the first Certificate Anniversary, the owner may change the annuity starting date as desired. You may not defer the annuity starting date beyond the first of the month after the Certificate Anniversary on or following the annuitant’s 95th birthday.

Beneficiary (beneficiary): The person (or persons) to whom we pay the death proceeds, i.e., the death benefit or Surrender Value, upon the death of the annuitant or owner, respectively.

Business Day (or Valuation Date): Each day the New York Stock Exchange is open for regular trading except during: (1) any period when trading on the New York Stock Exchange is restricted or the SEC determines that an emergency exists which makes it not reasonably practicable for a Fund or the Variable Account to dispose of securities it owns or to fairly determine the value of its net assets; or (2) such other periods as the SEC may permit for the protection of security holders of a Fund or the Variable Account. The New York Stock Exchange is regularly closed on Saturdays and Sundays and on New Year’s Day, Martin Luther King Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving and Christmas, and may be closed on other days in observance of such holidays.

Certificate: The individual Flexible Premium Deferred Variable Annuity Certificate we offer through this prospectus, including any endorsements or additional benefit riders or agreements, and our Articles of Incorporation, Constitution and Laws that are in force on the Effective Date.

Certificate Anniversary: The same calendar date in each Certificate Year as the Effective Date.

Certificate Year: The 12-month period beginning on the Effective Date or on a Certificate Anniversary and ending on the next Certificate Anniversary.

The Code: The Internal Revenue Code of 1986, as amended.

Death Benefit (death benefit): The amount we pay upon the death of the annuitant.

Due Proof of Death: Satisfactory documentation provided to us establishing proof of death. This documentation may include a certified copy of the death certificate; a certified copy of a court decree reciting a finding of death; or any other proof satisfactory to us.

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Effective Date: The date designated in your Certificate that benefits begin.

Fixed Account (fixed account): Amounts allocated to the fixed account under the Certificate are part of our general account, which supports annuity and insurance obligations. Because of exemptive and exclusionary provisions of the federal securities laws, we have not registered interests in the fixed account under the Securities Act of 1933 nor have we registered the fixed account as an investment company under the Investment Company Act of 1940. Disclosures regarding the fixed account are subject to certain generally applicable provisions of the federal securities laws regarding the accuracy and completeness of prospectuses.

Fixed Account Value: The total value of your investment in the fixed account.

Funds: The mutual funds available under the Certificate. Each Fund corresponds to a subaccount of the Variable Account.

Good Order (good order): An instruction that is received by WoodmenLife that is sufficiently complete and clear, along with all forms, information and supporting legal documentation (including required spousal or joint owner’s consents) so that WoodmenLife does not need to exercise any discretion to follow such instruction. All orders and requests under the Certificate (e.g., withdrawal, Surrender, transfer, death benefit claim) will not be deemed to be received by us, and will not be processed, unless and until they are received by us in good order.

Home Office: Our Home Office address is WoodmenLife, 1700 Farnam Street, Omaha, NE 68102. Our toll-free telephone number is 1-877-664-3332. Our website is www.woodmenlife.org.

Nonqualified Certificate: A Certificate that is not funding a tax-favored retirement plan.

Owner (owner): Person or persons entitled to exercise the Certificate’s rights and privileges.

Payee (payee): The person named to receive payments under any settlement option contract issued whenever Certificate benefits are applied to a settlement option.

Qualified Certificate: A Certificate we issue in connection with plans that qualify for special federal income tax treatment including IRAs, Roth IRAs, SEP IRAs, SIMPLE IRAs, Section 403(b) Contracts, employer-sponsored tax-qualified retirement plans and other Qualified Plans.

Registered Representative: An individual who is licensed to sell securities.

Required Minimum Distribution (RMD): In general, a minimum amount that the IRS requires to be withdrawn from certain Qualified Certificates each year in accordance with Code Section 401(a)(9). RMDs generally must begin no later than the required beginning date as defined in Code Section 401(a)(9)(C)(i), which is April 1st of the calendar year after the calendar year during which the account holder reaches their applicable age as defined in Code Section 401(a)(9)(C)(v) (or in the case of certain workplace tax-qualified plans, the calendar year in which the employee retires, if later). If the individual attains (1) age 70 1⁄2 before 2020, the applicable age is 70 1⁄2; (2) age 72 during or after 2020 but before 2023, the applicable age is 72; (3) age 72 during or after 2023 and age 73 before 2033, the applicable age is 73; or (2) age 74 after 2032, the applicable age is 75. RMD rules also apply to death benefits. These rules are established by the IRS.

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SEC: The Securities and Exchange Commission.

Subaccount (subaccount): A subdivision of the Variable Account. Each subaccount invests exclusively in the shares of a single Fund.

Subaccount Unit (subaccount unit or accumulation unit): A unit is used to value your interest in a subaccount.

Surrender: Termination of the Certificate in exchange for its Surrender Value, if any.

Surrender Value: The Accumulated Value, less applicable surrender charges and Certificate fees, you would receive if you Surrender a Certificate after your free look has expired, or that is paid on the death of an owner who is not the annuitant, or after electing certain settlement options.

Valuation Period: The period of time from the end of one Valuation Date to the end of the next Valuation Date.

Variable Account Value: The total value of your investment in the Variable Account.

Withdrawal (withdrawal): A withdrawal of only a portion of the Certificate’s Surrender Value.

OVERVIEW OF THE CERTIFICATE

PURPOSE OF THE CERTIFICATE

The Certificate described in this prospectus is an individual flexible premium deferred variable annuity issued by WoodmenLife, a Nebraska non-profit fraternal benefit society. Under the Certificate, you can accumulate assets on a tax-deferred basis by allocating money to the Certificate’s investment options. You can later convert your accumulated assets into a stream of income payments from us. The Certificate also includes a death benefit that helps to financially protect your named beneficiaries.

The Certificate is intended to be a retirement savings vehicle that offers a variety of investment options to help meet long-term financial goals. The Certificate may be appropriate for you if you have a long investment time horizon and your financial goals are consistent with the terms and conditions of the Certificate. The Certificate is not appropriate for you if you intend to make frequent withdrawals due to your liquidity needs, or if you intend to frequently trade in the subaccounts.

PHASES OF THE CERTIFICATE

The Certificate has two phases: (1) the accumulation period (for accumulating assets) and (2) the annuity period (for regular income).

Accumulation Period. During the accumulation period, you invest your premiums and Accumulated Value in one or more of the Certificate’s investment options. The Certificate’s investment options include:

•

Subaccounts. Each subaccount of the Variable Account invests exclusively in shares of a single Fund. Each Fund has its own investment objectives, strategies, risks, expenses, and performance history. The value of your Certificate may increase or decrease depending on the performance of the subaccounts you select.

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•	Fixed Account. We guarantee principal and interest on amounts allocated to the fixed account.

Additional information about each investment option is provided in the appendix to this prospectus. See Appendix: Investment Options Available Under the Certificate.

Annuity Period. The annuity period begins on the annuity starting date. During the annuity period, you or another payee will receive a stream of annuity payments from us. The value of your annuity payments will depend on the amount of assets you annuitize and the annuity payment option you select. Currently, we offer payment options only on a fixed basis, meaning that your annuity payments will not vary with the performance of the Variable Account. Depending on the annuity payment option you select, we will make annuity payments either for life, for a fixed period of years, or until a fixed amount has been paid. Surrender charges may apply upon annuitization depending on the annuity payment option you select. You will be unable to take withdrawals or a Surrender during the annuity period. The death benefit and all other Certificate benefits from the accumulation period terminate at the beginning of the annuity period. No amounts will be payable upon death during the annuity period unless your selected annuity payment option provides otherwise.

CERTIFICATE FEATURES

Flexibility in Premiums. You may purchase a Certificate for as little as $2,000 (or $1,000 for a Qualified Certificate). You decide whether to make additional premium payments. There are certain circumstances in which you may not have to provide an initial premium payment to establish your Certificate. These circumstances include an eligible employer-sponsored retirement plan. You may make additional premium payments of as little as $250 ($50 if you set up monthly automatic premium payments).

Death Benefit. The Certificate includes a death benefit at no additional charge. The death benefit is paid to the beneficiary if the annuitant dies before the annuity starting date. The death benefit amount will be the greater of the Certificate’s Accumulated Value or the minimum death benefit amount. The minimum death benefit amount is equal to the sum of premiums paid accumulated at an annual rate of 4%, and is reduced proportionately by any withdrawals. Withdrawals may affect the availability of the death benefit by reducing the death benefit by an amount greater than the value withdrawn.

Access to Your Money. You may take withdrawals or a Surrender during the accumulation period. Such distributions may be subject to surrender charges and state and federal income taxes, as described in this prospectus. If you take a withdrawal or Surrender before attaining age 59 1⁄2, you may be subject to a 10% premature distribution federal income tax penalty in addition to any state and federal income taxes you may owe.

Transfers Between Investment Options. During the accumulation period, you may transfer Accumulated Value among the subaccounts and from the subaccounts to the fixed account. The first 12 transfers will be free of charge. Each additional transfer will result in a $25 charge. You may also make transfers from the fixed account to the subaccounts. However, there are significant limits on such transfers. You may make one transfer, limited to the greater of $500 or 25% of the Fixed Account Value at the time of the transfer, from the fixed account into the subaccounts each Certificate Year.

Tax Deferral. Generally, there will be no federal income tax payable on increases in Accumulated Value until there is a distribution. All amounts includable in income with respect to the Certificate are taxed as ordinary income. There may be tax penalties if you take a distribution before reaching age 59 1⁄2.

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Other Features. The Certificate has other features that are available at no additional charge.

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Free Withdrawal Amount (surrender charge waiver). Each Certificate Year, you can withdraw, without incurring a surrender charge, up to 10% of the Accumulated Value existing at the time you made the first withdrawal in that Certificate Year.

•	Dollar Cost Averaging Plan. This feature allows you to make regular, automatic transfers from the money market subaccount to other subaccounts, subject to certain restrictions.

•	Asset Rebalancing Program. This feature allows you to automatically reallocate your Variable Account Value on a periodic basis to maintain a particular percentage allocation.

•

Systematic Withdrawals. This feature allows you to take automatic withdrawals from your Certificate on a regular basis. Systematic withdrawals may be subject to surrender charges and state and federal income taxes.

IMPORTANT INFORMATION YOU SHOULD CONSIDER ABOUT THE CERTIFICATE

FEES, EXPENSES, AND ADJUSTMENTS	Location in Prospectus
Are There Charges or Adjustments for Early Withdrawals?

Yes. The charge for an early withdrawal or Surrender under your Certificate will depend on the age of the annuitant on the Certificate issue date.

Age 0 – 60. If you withdraw money from your Certificate within 7 years following your last premium payment, you will be assessed a surrender charge of up to 7% of the premium payment withdrawn. For example, if you invest $100,000 in the Certificate and make an early withdrawal or Surrender, you could pay a surrender charge of up to $7,000.

Age 61 – 75. If you withdraw money from your Certificate within 6 years following your last premium payment, you will be assessed a surrender charge of up to 6% of the premium payment withdrawn. For example, if you invest $100,000 in the Certificate and make an early withdrawal or Surrender, you could pay a surrender charge of up to $6,000.

Age 76 – 85. If you withdraw money from your Certificate within 5 years following your last premium payment, you will be assessed a surrender charge of up to 5% of the premium payment withdrawn. For example, if you invest $100,000 in the Certificate and make an early withdrawal or Surrender, you could pay a surrender charge of up to $5,000.

Any losses due to surrender charges will be greater if you also have to pay taxes or tax penalties.

Fee Table Certificate Fees and Charges – Surrender Charge

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Are There Transaction Charges?	Yes. In addition to surrender charges, you may also be charged for other transactions under the Certificate. You will be charged $25 for each transfer from a subaccount in excess of 12 subaccount transfers in any single Certificate Year.			Fee Table Certificate Fees and Charges
Are There Ongoing Fees and Expenses?

Yes. The table below describes the fees and expenses that you may pay each year, depending on the investment options you choose. Please refer to your Certificate specifications page for information about the specific fees you will pay each year based on the options you have elected.

				Fee Table Certificate Fees and Charges Appendix – Investment Options Available Under the Certificate
	Annual Fee	Minimum	Maximum
	Base Contract[1]	1.26%	1.26%
	Fund fees and expenses[2]	0.35%	1.39%

[1] As a percentage of the average daily net asset value of the Variable Account, as well as an amount attributable to the annual certificate fee.

[2] As a percentage of Fund net assets.

Because your Certificate is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your Certificate, the following table shows the lowest and highest cost you could pay each year, based on current charges. This estimate assumes that you do not take withdrawals from the Certificate, which could add surrender charges that substantially increase costs.

	Lowest Annual Cost: $[1,498]	Highest Annual Cost: $[2,332]
	Assumes: • Investment of $100,000 • 5% annual appreciation • Least expensive Fund fees and expenses • No sales charges • No additional premium payments, transfers or withdrawals	Assumes: • Investment of $100,000 • 5% annual appreciation • Most expensive Fund fees and expenses • No sales charges • No additional premium payments, transfers or withdrawals

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RISKS		Location in Prospectus
Is There a Risk of Loss from Poor Performance?	Yes. You can lose money by investing in this Certificate, including loss of your principal investment and previous earnings.	Principal Risks of Investing in the Certificate
Is This a Short-Term Investment?

No.

•

The Certificate is not a short-term investment and is not appropriate for an investor who needs ready access to cash.

•

The Certificate’s tax deferral and long-term income features are generally more beneficial to investors with a long-time horizon.

•

Surrender charges may apply to a withdrawal or Surrender for several years, and when applied may significantly reduce the value of your investment.

•

A withdrawal or Surrender may be subject to income taxes, including a 10% federal penalty tax if taken before age 59 1⁄2.

What Are the Risks Associated with the Investment Options?	An investment in the Certificate is subject to the risk of poor investment performance and can vary depending on the performance of the investment options available under the Certificate (e.g., the Funds). Each investment option (including the fixed account) has its own unique risks. You should review the available investment options before making an investment decision.
What Are the Risks Related to the Insurance Company?	An investment in the Certificate is subject to the risks related to WoodmenLife. Any obligations (including under the fixed account) guarantees, or benefits of the Certificate are subject to the claims-paying ability of WoodmenLife. More information about WoodmenLife, including its financial strength ratings, is available upon request by calling 1-877-664-3332.
RESTRICTIONS		Location in Prospectus
Are There Restrictions on the Investment Options?

Yes.

•

There are no restrictions that limit your choice of available investment options under your Certificate; however, there are limitations related to transfers among the investment options.

•

The first 12 transfers among the subaccounts, or from the subaccounts to the fixed account, each Certificate Year are free of charge. Each additional transfer is subject to a charge.

Your Certificate – Transfers Among Subaccounts and/or the Fixed Account; Market Timing Investment Options Addition, Deletion or Substitution of Investments

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•

Transfers involving the subaccounts are subject to additional restrictions designed to prevent frequent or disruptive trading.

•

There are significant limits on your right to make transfers from the fixed account to the subaccounts.

•

We reserve the right to remove or substitute Funds as investment options.

Are There Any Restrictions on Contract Benefits?

Yes.

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Withdrawals may affect the availability of the death benefit by reducing the death benefit by an amount greater than the value withdrawn.

•

Except as otherwise provided, Certificate benefits may not be modified or terminated by us.

Benefits Available Under the Certificate Your Certificate – Death of Annuitant Before the Annuity Starting Date
TAXES	Location in Prospectus
What Are the Contract’s Tax Implications?

•

You should consult with a tax professional to determine the tax implications of an investment in and payments received under the Certificate.

•

If you purchase the Certificate through a tax-qualified plan or individual retirement account (IRA), there is no additional tax benefit from the Certificate.

•

A withdrawal or Surrender will be subject to ordinary income tax, and may be subject to tax penalties if taken before age 59 1⁄2.

Federal Tax Matters
CONFLICTS OF INTEREST	Location in Prospectus
How Are Investment Professionals Compensated?

Your investment professional may receive compensation for selling the Certificate to you in the form of commissions, additional cash compensation (e.g., pension/retirement programs and allowances), and non-cash compensation. Your investment professional may have a financial incentive to offer or recommend the Certificate to you over another investment.

Other Information – Distribution Arrangements
Should I Exchange My Contract?

Some investment professionals may have a financial incentive to offer you a new contract in place of the one you already own. You should only exchange your existing contract if you determine, after comparing the features, fees and risks of both contracts, and any fees or penalties to terminate the existing contract, that it is preferable for you to purchase the new contract rather than continue to own your existing contract.

Other Information – Information on Replacements

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FEE TABLE

The following tables describe the fees and expenses that you will pay when buying, owning and Surrendering or making withdrawals from an investment option or from the Certificate. Please refer to your Certificate specifications page for information about the specific fees you will pay each year based on the options you have elected.

The first table describes the fees and expenses you will pay at the time that you buy the Certificate, Surrender or make withdrawals from an investment option or from the Certificate, or transfer Accumulated Value between the investment options. State premium taxes may also be deducted.

TRANSACTION EXPENSES

Surrender Charge1

(as a percentage of premium payments withdrawn)

Annuitant Age on Certificate Issue Date 0 – 60	7%
Annuitant Age on Certificate Issue Date 61 – 75	6%
Annuitant Age on Certificate Issue Date 76 – 85	5%

Transfer Fee	$25
(per subaccount transfer in excess of 12 subaccount transfers in a Certificate Year)

1

Surrender charges may apply to any withdrawal or a Surrender during the accumulation period, or to amounts applied to annuity payment Options 3 or 4 upon annuitization. The surrender charge declines by 1% each year following your last premium payment until it reaches 0%. The surrender charge percentage is determined by the following schedule:

Premium Year	Annuitant Age on Certificate Issue Date

	0 – 60*	61 – 75	76 – 85

1	7%	6%	5%

2	6%	5%	4%

3	5%	4%	3%

4	4%	3%	2%

5	3%	2%	1%

6	2%	1%	None

7	1%	None	None

8 or more	None	None	None

* Applies to all ages in Connecticut.

The next table describes the fees and expenses that you will pay each year during the time that you own the Certificate (not including Fund fees and expenses).

ANNUAL CERTIFICATE EXPENSES

Administrative Expenses[1]	$45 (Current: $30)

Base Contract Expenses[2]	1.40% (Current: 1.25%)
(as a percentage of average daily net asset value of the Variable Account)

1	This fee is referred to as the annual “certificate fee” elsewhere in this prospectus. This fee applies only to Certificates with a Variable Account Value of less than $50,000 at the time of deduction.

2	This fee is referred to as the “mortality and expense risk charge” elsewhere in this prospectus.

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The next table shows the minimum and maximum total operating expenses charged by the Funds that you may pay periodically during the time that you own the Certificate. Expenses shown may change over time and may be higher or lower in the future. A complete list of Funds available under the Certificate, including their annual expenses, may be found at the back of this document in the Appendix.

ANNUAL FUND EXPENSES

	Minimum	Maximum
(expenses that are deducted from Fund assets, including management	0.35%	1.39%
fees, distribution and/or service (12b-1) fees, and other expenses)

EXAMPLE

This Example is intended to help you compare the cost of investing in the variable options of the Certificate with the cost of investing in other annuity contracts that offer variable options. These costs include Transaction Expenses, Annual Certificate Expenses, and Annual Fund Expenses.

The Example assumes all Accumulated Value is allocated to the variable options. Your costs could differ from those shown below if you invest in the fixed account.

The Example assumes that you invest $100,000 in the variable options of the Certificate for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the most expensive surrender charge schedule and Annual Fund Expenses. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

(1)	If you Surrender your Certificate at the end of the applicable time period:

1 year	3 years	5 years	10 years
$9,140	$13,208	$17,537	$31,327

(2)	If you annuitize your Certificate under Option 3 or 4 at the end of the applicable time period:

1 year	3 years	5 years	10 years
$9,140	$8,696	$14,825	$31,282

(3)	If you annuitize your Certificate under Option 1 or 2 at the end of the applicable time period or do not Surrender your Certificate:

1 year	3 years	5 years	10 years
$2,810	$8,696	$14,825	$31,282

PRINCIPAL RISKS OF INVESTING IN THE CERTIFICATE

RISK OF LOSS

You can lose money by investing in this Certificate, including loss of your principal investment and previous earnings. The Certificate is not a deposit with, obligation of or guaranteed by a bank, nor is it federally insured by the Federal Deposit Insurance Corporation (FDIC) or any other governmental agency.

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SHORT-TERM INVESTMENT RISK

The Certificate is unsuitable as a short-term savings vehicle. It is not a short-term investment and is not appropriate for an investor who needs ready access to cash. Surrender charges may apply for several years after each premium payment and may significantly reduce the Surrender Value of your Certificate. You should also consider that tax deferral and long-term income are generally more beneficial to investors with a long time horizon.

SUBACCOUNT RISK

Amounts allocated to the subaccounts are subject to the risk of poor investment performance. Generally, if the subaccounts you select make money, your Accumulated Value goes up. If they lose money, your Accumulated Value goes down. Each subaccount’s performance depends on the performance of its underlying Fund. Each Fund has its own investment risks, and you are exposed to a Fund’s investment risks when you invest in the corresponding subaccount. Even a subaccount investing in a money market fund may have negative returns, particularly due to the fees and charges deducted at the subaccount level. We make no guarantee as to the value of any subaccount. You bear all of the investment risk. There is no assurance that any Fund will meet its stated objective. We reserve the right to add, remove or substitute Funds as investment options under the Certificate.

WITHDRAWAL AND SURRENDER RISK

You may take a withdrawal or Surrender during the accumulation period. Such distributions may be subject to state and federal income taxes and significant surrender charges. If you take a withdrawal or Surrender before attaining age 59 1⁄2, you may be subject to a 10% premature distribution federal income tax penalty in addition to any state and federal income taxes you may owe. A Surrender will terminate the Certificate and all of its benefits, including the death benefit. Withdrawals will reduce the value of your Certificate and the death benefit. Withdrawals could result in a reduction to the death benefit that is greater than the amount withdrawn. Taking systematic withdrawals from your Certificate may repeatedly expose you to the charges and risks associated with withdrawals.

FIXED ACCOUNT TRANSFER RISK

Transfers of Accumulated Value from the fixed account to the subaccounts are subject to significant limitations. You may only make one transfer, limited to the greater of $500 or 25% of the Fixed Account Value at the time of the transfer, from the fixed account into the subaccounts each Certificate Year. These restrictions may prolong the period of time it takes to transfer your Accumulated Value in the fixed account to the subaccounts. You should carefully consider whether investment in the fixed account meets your needs and investment criteria.

FIXED ACCOUNT INTEREST RATE RISK

We guarantee that the effective annual interest rate that applies to the fixed account each month shall be at least 1% or, if greater, the minimum rate required by state law. We may declare higher interest rates at our discretion. You bear the risk that interest credited on the Fixed Account Value may not exceed the guaranteed minimum interest rate.

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FINANCIAL STRENGTH AND CLAIMS-PAYING ABILITY RISK

All guarantees and obligations under the Certificate, including the death benefit, annuity payments, and amounts allocated to the fixed account, are subject to our financial strength and claims-paying ability. If we experience financial distress, we may not be able to meet our obligations to you. If there is a serious concern with our financial strength and claims-paying ability, you (as a member of WoodmenLife) may be subject to an assessment. You could satisfy an assessment by either making a payment to WoodmenLife or electing an equivalent reduction to your Fixed Account Value, death benefit, or annuity payments, as applicable. See “Surplus Refunds and Assessments” for more information.

BUSINESS DISRUPTION AND CYBERSECURITY RISK

Our business is highly dependent upon the secure and effective operation of our computer systems and those of our business partners and service providers. As a result, systems failures and cybersecurity incidents may adversely impact our ability to administer your Certificate. For instance, such events may severely impede our ability to process Certificate transactions, calculate subaccount unit values or other Certificate values, or safeguard confidential customer or business information. Such events could subject us to regulatory fines, litigation, and financial losses, and/or cause reputational damage. Such events may also impact the Funds, or the issuers of securities in which the Funds invest, which may cause the Funds underlying your Certificate to lose value. Financial services companies, such as us, and their service providers are increasingly the targets of cyberattacks. The techniques used to attack systems and networks evolve rapidly and are becoming more sophisticated (e.g., through the use of artificial intelligence). While we take significant efforts to protect our systems and data, there can be no assurance that systems disruptions and cybersecurity incidents will always be detected, prevented, or avoided in the future.

We are also exposed to risks related to natural and man-made disasters or other severe events, such as storms, fires, earthquakes, public health crises, geo-political disputes, and military and terrorist acts. Such disasters and events could impair our ability to operate effectively, and could impair our ability to process Certificate transactions, calculate subaccount unit values or other Certificate values, or otherwise administer the Certificate. Additionally, we outsource certain critical business functions to third parties, and we rely upon the successful implementation and execution of the cybersecurity and business continuity planning of such entities. Successful implementation and execution of their policies and procedures are largely beyond our control. If one or more of the third parties to whom we outsource such critical business functions experiences operational impairment, our ability to administer the Certificates could also be impaired.

WOODMENLIFE

Our organization’s legal name is Woodmen of the World Life Insurance Society, and our Home Office is located at 1700 Farnam Street, Omaha, NE 68102. WoodmenLife, founded in Nebraska in 1890, is a fraternal benefit society incorporated under the laws of the state of Nebraska, without capital stock and conducting business solely for the benefit of our members and their beneficiaries and not for profit.

WoodmenLife operates on the lodge system based on chapters and has a representative form of government. WoodmenLife currently has approximately 610,000 members and 795 chapters. In addition to providing fraternal benefits to our members we offer individual life insurance and annuity Certificates in every state (except New York) and the District of Columbia. On August 1, 2001, we established the

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Woodmen Variable Annuity Account pursuant to the laws of the State of Nebraska. This account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940, as amended (“1940 Act”). On June 1, 2015, we changed the name of the Woodmen Variable Annuity Account to its current name, the “WoodmenLife Variable Annuity Account,” to match the new service mark.

We legally own the Variable Account’s assets but we cannot charge the Account with any debts or liabilities arising out of any other business we may conduct other than those arising from the Certificates. Income, gains, and losses credited to, or charged against, the Variable Account reflect the Variable Account’s own investment experience and not the investment experience of WoodmenLife’s other assets. We are obligated to pay all amounts promised to Certificate owners under the Certificates.

Our general account holds the assets of WoodmenLife that are not held in the Variable Account. Our general account supports our obligations that are not supported by the Variable Account or that exceed the assets of the Variable Account, including death benefits, annuity payments, and amounts held in and credited to the fixed account. Our ability to meet these obligations is subject to our financial strength and claims-paying ability.

INVESTMENT OPTIONS

In addition to the fixed account, we currently have several subaccounts available, each of which invests exclusively in shares of a single corresponding Fund. Premium payments and Accumulated Value allocated to the subaccounts will vary based on the investment experience of the corresponding Fund in which the subaccount invests. There is a risk of loss of the entire amount invested. Each of the Funds was formed for use in insurance company separate accounts, and is registered with the SEC as an open-end management investment company or a series thereof. Each Fund has its own investment objective, risks and expenses that impact its respective income and losses. The investment objectives and policies of certain Funds may be similar to the investment objectives and policies of other mutual fund portfolios that share a similar name, investment adviser or investment sub-adviser. The investment results of the Fund, however, may be higher, lower and/or unrelated to those mutual funds with shared characteristics.

Information regarding each Fund, including its (i) name, (ii) investment objective, (iii) investment adviser and any sub-investment adviser, (iv) current expenses, and (v) performance is available in the Appendix to this prospectus. See “Appendix: Investment Options Available Under the Certificate.” Each Fund has issued a prospectus that contains more detailed information about the Fund. The Funds’ prospectuses should be read carefully in conjunction with this prospectus. You may obtain paper or electronic copies of the Fund prospectuses by calling 1-877-664-3332, mailing WoodmenLife, 1700 Farnam Street, Omaha, NE 68102, or emailing WFSOperationsTeam@woodmenlife.org.

The Funds currently sell shares:

(a)  to separate accounts supporting both variable life insurance policies and variable annuity contracts (“mixed funding”); and

(b)  to the Variable Account and to separate accounts of insurance companies that are not affiliated with us, as well as to qualified retirement plans (“shared funding”).

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We do not believe that there are any actual or reasonably foreseeable conflicts arising from mixed and shared funding at this time. However, we will always try to identify any material conflicts that might possibly arise. In that event, we would determine what action, if any, should be taken in response to the conflict. In addition, if we believe that a Fund’s response to any of those events or conflicts insufficiently protects you, we may take action on our own.

SELECTION OF FUND SHARES

The Funds offered through the Certificates are selected by WoodmenLife. We review the Funds periodically and may remove a Fund or limit its availability to new premiums and/or transfers of Accumulated Value if we determine that a Fund no longer satisfies one or more of the selection criteria, and/or if the Fund has not attracted significant allocations from Certificate owners. WoodmenLife may consider various factors, including, but not limited to, asset class coverage, the alignment of the investment objectives of a Fund with our hedging strategy, the strength of an adviser’s or sub-adviser’s reputation and tenure, brand recognition, and the capability and qualification of each investment firm.

Another factor that we may consider is whether the Fund or its service providers (e.g., the investment adviser or sub-advisers) or its affiliates will make payments to us or our affiliates in connection with certain administrative, marketing, and support services, or whether affiliates of the Fund can provide marketing and distribution support for the sale of the Certificates. Accordingly, we may receive compensation from an investment adviser, distributor and/or affiliate(s) of one or more of the Funds based upon an annual percentage of the average assets we hold in the investment options. These amounts, which may vary by adviser or Fund, are intended to compensate us for administrative and other services we provide to the Funds and/or affiliate(s) and may be significant. In addition, Woodmen Financial Services, Inc., the principal underwriter of the Certificates, or WoodmenLife may receive 12b-1 fees (fees which may be levied against a mutual fund’s net assets and may be used to pay marketing and shareholder servicing expenses of the fund) deducted from certain portfolio assets attributable to the Certificate for providing distribution and shareholder support services to some investment options.

ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS

We reserve the right, subject to compliance with applicable law, to make additions to, deletions from or substitutions for the shares that are held in the Account or that the Account may purchase. We reserve the right to eliminate the shares of any investment option and to substitute any shares of another investment option. We also may substitute shares of Funds with fees and expenses that are different from the Funds.

We will not substitute any shares attributable to your Certificate without notice and complying with applicable laws.

We also reserve the right to establish additional subaccounts of the Variable Account, each of which would invest in a new Fund or in shares of another investment company with a specified investment objective. We may limit the availability of any new investment option to certain classes of purchasers. We may establish new subaccounts when, in our sole discretion, marketing needs or investment conditions warrant, and we may make any new subaccounts available to you. We may also eliminate one or more subaccounts if, in our sole discretion, marketing, tax, regulatory requirements or investment conditions warrant.

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In the event of any such substitution, deletion or change, we may make appropriate changes to the Certificates. If you allocated all or a portion of your premiums to any of the current subaccounts that are being substituted for or deleted, you may Surrender the portion of your Accumulated Value funded by such subaccount without paying the associated surrender charge, although you may still be subject to taxes and tax penalties. You may also transfer the portion of the Accumulated Value affected without paying any otherwise applicable transfer charge.

BENEFITS AVAILABLE UNDER THE CERTIFICATE

The following table summarizes information about the benefits available under the Certificate.

Standard Benefits (No Additional Charge)
Name of Benefit	Purpose	Brief Description of Restrictions/Limitations
Death Benefit	Provides for a cash benefit that becomes payable to the beneficiary if the annuitant dies prior to the annuity starting date.

•

Only available during the accumulation period.

•

Withdrawals may significantly reduce the benefit, including by more than the amount withdrawn.

•

Minimum death benefit amount is limited to 200% of the total premiums paid, reduced proportionately by any withdrawals.

•

Minimum death benefit accumulation rate will no longer apply following the Certificate Anniversary after the annuitant reaches age 80.

Dollar Cost Averaging Plan	Allows you to make regular, automatic transfers from the money market subaccount to other subaccounts.	• Only available during the accumulation period. • Not available for the fixed account.

Asset Rebalancing Program	Allows you to automatically reallocate your Variable Account Value on a periodic basis to maintain a particular percentage allocation.	• Only available during the accumulation period. • Program rebalancing may only occur annually, semi-annually or quarterly. • Not available for the fixed account.

Systematic Withdrawals	Allows you to take automatic withdrawals from your Certificate on a regular basis.

•

Only available during the accumulation period.

•

Program withdrawals reduce Certificate value and the death benefit, perhaps significantly.

•

Program withdrawals may be subject to surrender charges, income taxes, and tax penalties.

Free Withdrawal Amount	Allows you to withdraw up to 10% of Accumulated Value each Certificate Year without a surrender charge.	• Only available during the accumulation period. • No carry forward of unused withdrawal amounts to future Certificate Years. • Free withdrawals may still be subject to taxes

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YOUR CERTIFICATE

PURCHASING A CERTIFICATE

Your Certificate is an individual flexible premium deferred variable annuity. It provides you with a way to save for retirement or some other long-term goal on a tax-deferred basis. We offer the Certificate to members and people who are eligible for membership. An individual becomes a member by joining our shared commitment to family, community, and country, and by purchasing a WoodmenLife product, including any of our insurance, retirement planning, and investment products. Additional information about membership is available on our website, www.woodmenlife.org.

You may apply for a Certificate by completing and submitting an application available through your securities licensed WoodmenLife Registered Representative. We do not issue joint Certificates (joint annuitants) or group Certificates. However, we may issue a Certificate with a single annuitant that is jointly owned.

We may issue your Certificate as a nonqualified annuity. We may also issue your annuity as a qualified annuity that funds a retirement plan such as workplace retirement plans that are tax-qualified or otherwise subject to tax-favored treatment (e.g., 401(a) plans, 403(b) plans, 457(b) plans), an Individual Retirement Annuity (IRA); a Roth Individual Retirement Annuity (Roth IRA); a Simplified Employee Pension Plan (SEP-IRA); or an annuity for a Savings Incentive Match Plan for Employees (SIMPLE-IRA). Retirement plans such as these already provide you with the tax-deferral benefits provided by an annuity.

You must give us, or arrange to have sent to us, a single premium payment of at least $2,000 (or $1,000 for a qualified annuity) along with your application. We reserve the right to accept or decline an application for any reason permitted or required by law. If the application is complete and accompanied by the initial premium payment, we will allocate the initial premium payment as described in the next paragraphs within two business days of receiving such payment. If we do not receive the necessary application information, we will retain the initial premium payment for up to five business days while we attempt to obtain the necessary application information. If the application is not complete after five business days, we will inform you of the reason for the delay and return the initial premium payment immediately unless you specifically consent to us retaining it until the application is complete. Once the application is complete, we will allocate the initial premium payment as set forth below within two business days.

The minimum amount we will accept for subsequent premiums is $250. We may accept $50 if you set up a monthly automatic premium payment (see “Automatic Premium Payments”). We may waive the minimum amount for subsequent premiums for certain Qualified Certificates or for certain methods of collecting premiums. Initial premium payments over $2,000,000 require our prior approval, as do subsequent annual premium payments over $50,000. There are certain circumstances in which you may not have to provide an initial premium to establish your Certificate. These circumstances include an eligible employer-sponsored retirement plan.

FREE LOOK PERIOD

Your Certificate provides a “free look” period of at least ten (10) days after you receive your Certificate, unless a longer period of time is required by state law. If you do decide to cancel your Certificate during this period, you must deliver or mail the Certificate, along with a request to cancel,

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to us at the Home Office or return the Certificate and your written request to cancel to the Registered Representative who delivered it to you. Upon cancellation, the Certificate will be void as of the Effective Date and we will promptly refund your Certificate’s Accumulated Value (or your premiums, if greater) as of the date we receive your cancellation, in good order, at our Home Office. However, if your Certificate is an IRA and you decide to cancel it within seven (7) days from the receipt of your IRA disclosure, but after your free look has expired, we may refund your premium less any prior withdrawals.

ALLOCATING YOUR INITIAL PREMIUM

During all or part of your “free look” period, all of your initial premium will be allocated to the government money market subaccount. If the “free look” period for your Certificate is fifteen (15) calendar days or fewer, you will be fully invested in the government money market subaccount for the entire “free look” period. If the “free look” period for your Certificate is longer than 15 calendar days, after the end of 15 calendar days from the Effective Date, we will allocate the Accumulated Value of your Certificate to the subaccount(s) and/or fixed account according to your original allocation instructions.

AUTOMATIC PREMIUM PAYMENTS

You may make regularly scheduled premium payments through an automatic deduction from your savings or checking account to the subaccount(s) or fixed account you select. The minimum amount we will accept for subsequent premiums if you set up monthly automatic payments is $50. You may set up the automatic payments at the time of your application or later by contacting us at the Home Office. When you set up automatic premium payments, you may select the date you want us to withdraw a premium from your account. If the date you select falls on a date that is not a Valuation Date, such as a weekend or holiday, we will initiate the request on the next business day. We allocate the premium when we receive it. You must give us at least five (5) calendar days’ notice to stop or change your allocation for future automatic premiums. Your written notice should be sent to our Home Office and is not considered given until it is received (in good order) there.

OWNER, ANNUITANT AND/OR PAYEE

If you are the sole owner of the Certificate, you generally can name beneficiaries, assign the Certificate, transfer allocations between subaccounts and the fixed account, and designate who receives any annuity payments or distributions under the Certificate. The annuitant is the person whose life determines the annuity benefits payable under the Certificate and whose death results in payment of the death benefit. The annuitant must be a natural person. The beneficiary receives the death proceeds, i.e., the death benefit or Surrender Value, if any, that is paid when the annuitant or any owner dies. If the owner and the annuitant are not the same person, the beneficiary will receive the Surrender Value of the annuity upon the death of any owner. If the annuitant dies, the beneficiary will receive the death benefit. The payee is any party that the owner selects to receive distributions. The payee will generally receive these distributions during the annuity period. The benefit member is the annuitant. We reserve the right to approve any payee that is an entity rather than a person. Laws regulating qualified annuities may limit an owner’s ability to designate annuitants, beneficiaries and payees, and may also limit an owner’s ability to assign the Certificate. In addition, assigning a Nonqualified Certificate may have federal tax consequences (see “Federal Tax Matters – Taxation of Withdrawals, Assignments, Pledges”).

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BENEFICIARIES

You may name one or more beneficiaries to receive the death proceeds payable under the Certificate. You may change beneficiaries by sending a request (in good order) to the Home Office. We may provide a special form to make this request. We must approve any change in beneficiary. Any such change is effective on the date you designate on your written request or the date we receive your request (in good order) at the Home Office if no date is designated. A change in beneficiary is only effective if the request is in good order and was mailed or delivered to us while the annuitant is alive. We are not liable for any payments made or actions taken by us before we receive (in good order) and approve changes in beneficiary designations. Certain property and tax laws may affect your ability to select a beneficiary other than a spouse. Under Qualified Certificates, for certain non-spouse payees, distributions must be made within ten years of death to avoid adverse tax consequences. (See “Federal Tax Matters.”)

If you have ever signed a marital property agreement with your spouse or former spouse, or lived in a community property state while married, your spouse or former spouse may have rights to the death proceeds/ annuity payments of your Certificate even if you chose not to name your spouse as beneficiary. WoodmenLife is not responsible for determining whether your Certificate or death proceeds/ annuity payments are subject to community property laws or a marital property agreement or whether you should obtain spousal consent when naming your beneficiary. WoodmenLife will not be liable for acting in accordance with the designation on file unless we have received a properly documented community property or marital property agreement claim (in good order) prior to paying death proceeds/annuity payments. In the event your designated beneficiary cannot be approved, we may pay any death proceeds due upon either the annuitant’s or owner’s death according to WoodmenLife’s Constitution and Laws.

It is important that you update your beneficiary designations, including full names and complete addresses, if and as they change.

YOUTH CERTIFICATES

We provide Certificates that allow an adult applicant, when applying for a Certificate in the name of a youth member, to have the option to designate the owner as either the applicant or the youth member. If the youth member is the owner of the Certificate, the adult applicant shall retain control over the Certificate until the youth member reaches the age of majority. The adult applicant/controller can exercise all rights in the Certificate, except for the right of assignment, on behalf of the youth member until the youth member reaches the age of majority. If the adult applicant/controller dies before the youth member reaches the age of majority, we will recognize that person who has the duty to support the youth member and/or who in fact does support the youth member, as the person who is entitled to exercise the rights that the adult applicant/controller could have exercised.

TRANSFERRING OWNERSHIP

You may assign your Nonqualified Certificate by sending an assignment request to our Home Office before the annuity starting date. You may not be able to assign a Certificate you control for another person or a Certificate issued in connection with retirement plans. We must receive (in good order) and approve any assignment request before it is effective. We are not liable for any payment we make or action we take before we receive and approve an assignment. We are not responsible for the validity or tax consequences of any transfer of ownership.

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Before you consider assigning, selling, pledging or transferring your Certificate, you should consider the tax implications. Generally speaking, assignments and pledges of a deferred annuity are taxable as a complete distribution (surrender) from the contract and may be subject to the 10% penalty tax. (See “Federal Tax Matters.”) The interest of any beneficiary will be subject to any collateral assignment. Any indebtedness and interest charged against your Certificate, or any agreement for a reduction in benefits, shall have priority over the interest of any owner, beneficiary or collateral assignee under the Certificate.

CERTIFICATES ISSUED FOR CERTAIN RETIREMENT PLANS

If your Qualified Certificate is used in a qualified plan and the owner is the plan or trustee, the plan may transfer ownership to the annuitant if the qualified plan permits. Otherwise, a Qualified Certificate may not be sold, assigned, discounted or pledged as collateral for a loan or as surety for performance of an obligation or for any other purpose, to any person other than as may be permitted by laws applicable to such plans.

ACCUMULATION PERIOD

The period during which you invest premiums under the Certificate is the accumulation period. During this time the Certificate may increase or decrease in value depending on the performance of your investments in the subaccounts of the Variable Account and how much additional premium you invest. For most owners any increase in the Certificate’s value remains tax-deferred until a distribution is made. Any distributions you take from a Nonqualified Certificate during the accumulation period are taxable to the extent there is gain in the Certificate.

Accumulation period distributions are taxed differently than annuity payments. For annuity payments (periodic payments from a settlement option contract), any “investment in the contract” in the Certificate is prorated over the length of the annuity payment option. Therefore, each annuity payment will consist partially of non-taxable “investment in the contract” (if there is any) and partially of taxable gain (if there is any). The taxation of distributions from a Qualified Certificate depends on the type of qualified plan and various other factors. (See “Federal Tax Matters.”)

VALUING YOUR CERTIFICATE

We determine the Accumulated Value of your Certificate on each Valuation Date. We credit premium payments to your Certificate based on the subaccount unit values (also referred to as accumulation unit values) next determined after receipt of a premium in good order. Your Certificate’s Accumulated Value during the accumulation period is the total of your values in the Variable Account and the fixed account. For your initial premium payment, we will allocate the premium in accordance with the paragraphs set forth above. (See “Purchasing a Certificate” and “Allocating Your Initial Premium.”)

VARIABLE ACCOUNT VALUATION

Your Variable Account Value is the total value of your subaccounts. When we established each subaccount, we set the initial subaccount unit value at $10 ($1 for the initial money market subaccount). The subaccount unit value of a subaccount increases or decreases from one Valuation Period to the next depending on the investment experience of the underlying Fund as well as the daily

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deduction of charges. For each subaccount, the subaccount unit value is calculated after the end of each Valuation Date (usually 3:00 pm central time). The subaccount unit value for a subaccount will equal:

-

The net asset value of the underlying Fund as of the current Valuation Date, multiplied by the number of shares held by the subaccount, before the purchase or redemption of any shares on that date; plus

-	The amount of any dividend, capital gain, or other distribution made by the Fund since the previous Valuation Date if the ex-dividend date occurs during that Valuation Period; plus

-	A credit or charge for any taxes incurred since the previous Valuation Date that we determine to have resulted from the operation of the subaccount; minus

-	The dollar amount of the mortality and expense risk charge for the number of days since the previous Valuation Date; divided by

-	The total number of subaccount units as of the previous Valuation Date.

We calculate the value of each subaccount by multiplying the number of subaccount units attributable to that subaccount by the subaccount unit value for the subaccount. Any amounts allocated to a subaccount will be converted into subaccount units of the subaccount. We credit subaccount units to your subaccount when you allocate your premiums or transfer amounts to that particular subaccount. The number of subaccount units we credit is determined by dividing the premium or other amount credited to the subaccount by the subaccount unit value for that Valuation Date. We reduce your subaccount units in a subaccount when you withdraw or transfer from that subaccount and by any certificate fee or transfer fee charged to your Certificate. The investment experience of the Fund underlying each subaccount will cause the subaccount unit value to increase or decrease. In addition, we assess a mortality and expense risk charge, which effectively reduces the value of the subaccount. We make no guarantee as to the value in any subaccount. You bear all the investment risk on the performance of the Fund underlying the corresponding subaccounts you choose. Because of all of the factors affecting a subaccount’s performance, its value cannot be predetermined.

FIXED ACCOUNT VALUATION

You may allocate new premium payments, or transfer Accumulated Value in the subaccounts, to the fixed account investment option available under the Certificate.

Information regarding the features of the fixed account, including (i) its name, and (ii) its minimum guaranteed interest rate, is available in the Appendix to this prospectus. See Appendix: Investment Options Available Under the Certificate.

The fixed account is part of our general account. We declare the effective annual interest rate that applies to the fixed account, which shall be at least 1% per year or, if greater, the minimum rate required by state law. We will declare the effective annual interest rate applicable to fixed account allocations at the beginning of each Certificate Year.

Amounts allocated to the fixed account earn compound daily interest. The effective annual interest rate applicable to amounts in the fixed account (including new premiums or amounts newly transferred from a subaccount (i.e., new money)) will not change for the duration of a Certificate Year. At the

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beginning of the next Certificate Year, a new rate will be declared for all deposits and will be effective for another Certificate Year. The rate of interest in effect at any time for a Certificate may differ from the rate or rates in effect for other Certificates with different Certificate anniversaries. We may declare higher interest rates at our discretion.

We set interest rates for the fixed account at our discretion, subject to the guaranteed minimum interest rate. You bear the risk that the annual interest rate credited on the Fixed Account Value may not exceed the guaranteed minimum interest rate.

Your ability to transfer Accumulated Value from the fixed account is subject to limitations. See “Transfers Among Subaccounts and/or the Fixed Account” below.

DOLLAR COST AVERAGING PLAN

If you wish to make a substantial deposit in your Certificate, dollar cost averaging allows you to spread your investment in the markets over time to reduce the risk of investing at the top of the market cycle. You may make regular transfers from your money market subaccount to other subaccounts by establishing a dollar cost averaging plan. You may use dollar cost averaging until the amount in your money market subaccount is completely transferred or the amount remaining is less than your authorized preset amount. You may terminate or change your plan at any time by written request that is effective five (5) business days after we receive it (in good order) at the Home Office. Dollar cost averaging is only available during the accumulation period. You may establish a dollar cost averaging plan by obtaining an appropriate form and full information concerning the plan and its restrictions, from your Registered Representative or from our Home Office.

Dollar cost averaging does not ensure a profit or protect against a loss during declining markets. Because such a program involves continuous investment regardless of changing share prices, you should consider your ability to continue this plan through times when the unit prices are high.

TRANSFERS AMONG SUBACCOUNTS AND/OR THE FIXED ACCOUNT

You may transfer your Certificate’s value among the subaccounts and the fixed account subject to the restrictions described in this prospectus. Such transfers must take place during the accumulation period.

For transfers involving the subaccounts, we will process your requests for transfers that we receive at our Home Office, in good order, before the close of a Valuation Date, usually 3:00 p.m. central time, based on the subaccount unit values next calculated on that Valuation Date. We will process requests we receive (in good order) at or after the end of a Valuation Date based on the subaccount unit values next calculated on the following Valuation Date.

We process a transfer from the subaccounts by redeeming subaccount units from the subaccount(s) you specify and reinvesting the proceeds in subaccount units of the other subaccounts and/or the fixed account as you specify. We impose the following restrictions on transfers. You must transfer out at least $100 or, if less, the total value of the subaccount or fixed account from which you are making the transfer. You must transfer in a minimum amount of $50 (or the total value of the subaccount or fixed account, if less) to any subaccount or to the fixed account.

You may make twelve (12) free transfers from one or more subaccounts in each Certificate Year. We will assess a $25 charge for each transfer in excess of 12 in a single Certificate Year, and deduct that

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charge from the amount of the transfer. Transfers through the asset rebalancing program (described below) or dollar cost averaging plan (described above) do not count towards your twelve (12) free transfers.

You may make only one (1) transfer from the fixed account in each Certificate Year. The transfer may not exceed the greater of $500 or 25% of the Fixed Account Value at the time of transfer. These restrictions may prolong the period of time it takes to transfer your Accumulated Value in the fixed account to subaccounts and, therefore, you should carefully consider whether investment in the fixed account meets your needs and investment criteria.

Transfers from the fixed account are not subject to a transfer charge and do not count toward your twelve (12) free transfers. If you want to transfer from the fixed account, we redeem the value you wish to transfer from the fixed account and reinvest that value in subaccount units of the subaccount(s) you have selected.

We did not design the Certificate in general or this transfer privilege in particular to give you a way to speculate on short-term market movements. To prevent excessive transfers that could disrupt the management of the Funds and increase transaction costs, we may adopt procedures to limit excessive transfer activity. For example, we may impose conditions and limits on, or refuse to accept, transfer requests that we receive from third parties. Third parties include investment advisers or registered representatives acting under power(s) of attorney from one or more Certificate owners. (See “Market Timing” below.) In addition, the Funds may restrict or refuse transactions as a result of certain market timing activities. You should read the Funds’ prospectuses for more details.

ASSET REBALANCING PROGRAM

To maintain a particular percentage allocation among subaccounts, the Certificate owner may select asset rebalancing. With asset rebalancing, your Accumulated Value is automatically reallocated in accordance with allocation instructions that you provide. You can elect to participate in the program at the time of application or at a later time. Asset rebalancing may be set up annually, semi-annually or quarterly to begin on the 5th day of the month you select (or the next Valuation Date if the 5th is not a Valuation Date). Before you begin the program, you should determine your investment goals and risk tolerance.

To elect to participate in the program, you must send a written request (in good order) to our Home Office. Any new request will override any previous rebalancing allocations you may have chosen. Rebalancing continues until you stop or change it, which must be done in writing (unless a valid telephone election exists for the account) and must be received at the Home Office at least five (5) business days before it becomes effective. The fixed account is excluded from this program. Asset rebalancing is only available during the accumulation period. We reserve the right to change this program at any time. The asset rebalancing program does not guarantee gains, nor does it assure that any subaccount will not have losses.

TELEPHONE TRANSACTIONS

You may make certain transactions over the telephone. Before accepting oral instructions from you, we must have received your signed telephone transaction authorization. Telephone authorization is valid only for certain transaction types, and we may add to or limit these types of transactions from time to time.

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However, we are not able to accept telephone requests from you for Surrenders or transfers among subaccounts if we are restricted from doing so by state or federal laws. We will take reasonable steps to confirm that telephone instructions are genuine including, among other things: requiring forms of personal identification before acting upon telephone instructions, recording telephone instructions received from Certificate owners, and providing written confirmation of transactions to Certificate owners. We will not be responsible for the authenticity of instructions received by telephone. We may be liable for losses due to unauthorized or fraudulent instructions if we fail to observe reasonable procedures.

If several people want to make telephone requests at or about the same time, or if our recording equipment malfunctions, we may not be able to allow any telephone requests at that time. If this happens, you must try again later or submit a written request (in good order) to our Home Office. If there is a malfunction with the telephone recording system or the quality of the recording itself is poor, we will not process the transaction.

We reserve the right to suspend or limit telephone transactions. Every telephone transaction will be reviewed by a home office associate holding either a Series 6 or 7 and Series 63 licenses of the distributor (Woodmen Financial Services, Inc.) who will also review the account history and any other available relevant information before processing such transaction and submitting it to WoodmenLife. If the associate has reason to believe that any such transaction constitutes an attempt to “market time” to the detriment of other Certificate owners, such proposed transaction may be refused.

The phone number for telephone transactions is 1-877-664-3332.

MARKET TIMING

The Certificate is not designed for use by individuals, professional market timing organizations, or other entities that engage in short-term trading, frequent transfers, programmed transfers or transfers that are large in relation to the total assets of a subaccount or its underlying Fund. These could result in a Fund holding large cash positions or frequently buying or selling portfolio securities. Such transfers may affect the value of the Fund’s shares, interfere with the efficient management of its portfolio, and increase its brokerage and administrative costs. While the design of the Certificate makes it a relatively inefficient vehicle for achieving short-term trading profits, nevertheless, the possibility may exist.

To protect our Certificate holders from potentially harmful activity, we utilize certain policies and procedures that are designed to detect and prevent disruptive trading. We consider certain factors to identify potentially harmful activity, including the following:

•	the number of transfers made over a period of time;

•	the length of time between transfers;

•	whether the transfers follow a pattern that appears to be designed to take advantage of short-term market fluctuations;

•	the dollar amount(s) requested for transfers; and

•	whether the transfers are part of a group of transfers made by a third party on behalf of several individual Certificate holders.

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If we detect that an individual is engaged in a market timing scheme, we will, to the extent consistent with our legal obligations and the Certificate holders’ contractual rights to make transfers among the subaccounts, cancel all orders believed to be part of the market timing scheme, and we will prohibit the individual suspected of engaging in a market timing scheme from utilizing our telephone transaction service in the future. Individuals suspected of engaging in market timing will be required to make all future orders through our written process.

Our policies may vary due to differences in operational systems and the size and nature of the Funds. Subject to the terms of the Certificate, we reserve the right to impose, without prior notice, additional or alternate restrictions on allocations and transfers that we determine, in our sole discretion, will disadvantage or potentially hurt your rights or interests.

In addition, some of the Funds have reserved the right to temporarily or permanently refuse payments or transfer requests if, in the judgment of the investment adviser or other responsible party, such Fund would be unable to invest effectively in accordance with the particular Fund’s investment objective or policies, or the Fund would otherwise potentially be adversely affected. If such a transfer request is refused, we may not be able to effect certain allocations or transfers that a Certificate owner has requested. Our ability to detect and deter such harmful conduct may be limited by operational or technological limitations.

We are required to provide to a Fund or its payee certain information about the trading activity of individual Certificate owners. If a Certificate owner is identified by a Fund as violating the frequent trading policies established for the Fund, we will restrict or prohibit further purchases or transfers by that Certificate owner (or persons acting on the Certificate owner’s behalf). You should read the prospectuses of the Funds for details of their ability to refuse or restrict purchases or redemptions of their shares.

In addition, the terms of some Certificates, historical practices or actions, or certain regulatory requirements may limit our ability to effect transfers or may impose certain other restrictions. This may result in a dilution in the value of your investment. There may also be increased brokerage and administrative costs that may result in lower long-term returns for your investments. Additionally, because other insurance companies and/or retirement plans may invest in the Funds, we cannot guarantee that there will not be harm from disruptive trading within the variable contracts issued by other insurance companies or among investment options available to retirement plan participants. Please refer to the prospectuses of the Funds for a discussion of each Fund’s policies and procedures with respect to deterring short term trading and market timing.

INTERNET TRANSACTIONS

We currently offer limited Internet transaction capability to Certificate owners. Certificate owners may make a one-time contribution (not re-occurring), and may also change an address and phone number of record via a secure WoodmenLife website.

ACCESS TO YOUR MONEY BEFORE YOUR ANNUITY STARTING DATE

You may make a withdrawal from your Accumulated Value during the accumulation period if the annuitant is alive. The remaining Accumulated Value of the Certificate, after such a withdrawal, must be at least $1,000. Otherwise, we will treat the withdrawal request as a full Surrender. You generally

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may not withdraw less than $250 at one time. If your Surrender Value is less than $250, you may Surrender the Certificate, but you may not take a withdrawal.

You may also Surrender your Certificate in exchange for your Surrender Value during the accumulation period. Surrendering the Certificate will terminate the Certificate and all of its benefits, including the death benefit. Currently, to Surrender your Certificate and receive your Surrender Value, you must submit a signed form to our Home Office; you cannot Surrender your Certificate by telephone. The Surrender will not be processed until we receive your Surrender request (in good order) at our Home Office. You may obtain a form by contacting your WoodmenLife Registered Representative or by calling us at 1-877- 664-3332.

Please note:

-	A Surrender or withdrawal may be subject to substantial surrender charges.

-	A Surrender or withdrawal may be subject to income taxes, including a 10% federal tax penalty if taken before age 59 1⁄2.

-	A Surrender terminates the Certificate and all of its benefits, including the death benefit.

-	A withdrawal will reduce the Accumulated Value of your Certificate by the amount of the withdrawal.

-

A withdrawal will reduce the minimum death benefit amount in the same proportion that the Accumulated Value was reduced on the date of the withdrawal. The reduction may be greater than the amount withdrawn. (See “Death of an Annuitant before the Annuity Starting Date.”)

To make a withdrawal, you first must make a request to our Home Office; you may request certain withdrawals by telephone. We must receive a withdrawal request or Surrender (in good order) before the close of a Valuation Date, usually 3:00 p.m. central time, in order to process it based on subaccount unit values next calculated on that Valuation Date. We will process a withdrawal request or Surrender we receive (in good order) at or after the end of a Valuation Date based on the subaccount unit values next calculated on the following Valuation Date.

A withdrawal of Accumulated Value or Surrender of a Certificate may require us to withhold amounts for federal income taxes.

We will normally pay you within seven (7) calendar days of receiving your withdrawal request. You will receive the requested amount of Accumulated Value less any applicable surrender charge and any applicable certificate fee. In certain cases, such as when physical disasters cause market disruptions, we may postpone payment beyond the seven (7) days, and then only when permitted by law or regulation. You may select the subaccount(s) or the fixed account as the source(s) for your withdrawal. However, we must agree to any selection. If you request a withdrawal and do not specify its source (i.e., the specific subaccount(s) or fixed account) then we will take the withdrawal on a pro rata basis from each subaccount and fixed account.

As of January 1, 2009, WoodmenLife no longer issued Certificates in connection with Tax Sheltered Annuities (“TSAs”). In addition, after May 31, 2009, WoodmenLife no longer accepted any additional contributions into existing Certificates issued in connection with TSAs. However, if you already own such a Certificate, you should know that there are legal restrictions on withdrawals from TSAs.

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Certificates issued in connection with qualified plans under Section 401 of the tax Code may also restrict certain distributions. See your plan document for more information.

You should consult your tax adviser regarding the tax consequences of any withdrawal or Surrender. A Surrender or withdrawal may be taxable in whole or in part, and may also be subject to a 10% federal income tax penalty if made before you attain age 59 1⁄2. (See “Federal Tax Matters.”)

SYSTEMATIC WITHDRAWALS

You may make systematic withdrawals from your Certificate. These are a series of periodic payments from your Certificate based on the payment method you select. You are taxed on each distribution from a Certificate to the extent there is taxable gain in the Certificate. Tax penalties may also apply. This type of withdrawal is not considered annuitization nor are the payments considered annuity payments. You may only establish this payout option during the accumulation period. Payments made to you under this option may be subject to surrender charges and will reduce the Accumulated Value and the death benefit in the same manner as any other withdrawal. You should consult a tax adviser about the tax consequences of making systematic withdrawals prior to electing this program.

DEATH OF AN OWNER (NOT THE ANNUITANT) BEFORE THE ANNUITY STARTING DATE

We will pay the Surrender Value to the beneficiary if you die while the annuitant is alive.

DEATH OF AN ANNUITANT BEFORE THE ANNUITY STARTING DATE

We will pay the death benefit to the beneficiary when the annuitant dies. The death benefit equals the greater of:

•	the Accumulated Value; or

•	the minimum death benefit amount.

For example, if the annuitant dies before the annuity starting date, and (i) the Accumulated Value at the time that the death benefit is calculated equals $50,000 and (ii) the minimum death benefit amount equals $40,000, the death benefit will equal $50,000. Conversely, if (i) the Accumulated Value at the time that the death benefit is calculated equals $40,000 and (ii) the minimum death benefit amount equals $50,000, the death benefit will equal $50,000.

The minimum death benefit amount is equal to the sum of premiums paid reduced proportionately by any withdrawals, accumulated at an annual rate of 4% (the accumulation rate).

After the annuitant has reached the Certificate Anniversary after the annuitant reaches age 80, the accumulation rate will no longer apply to the minimum death benefit amount. The minimum death benefit amount is limited to a maximum of 200% of the total premiums paid reduced proportionately by any withdrawals.

For example, assume:

•	You purchase the Certificate on January 1, 2026 and your initial premium payment is $50,000;
•	You make a $1,000 premium payment on January 1 each year thereafter until December 31, 2044;

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•	On December 31, 2046, the annuitant dies (age 75 at the time of death);
•	You took no withdrawals from the Certificate prior to the annuitant’s death; and
•	The Accumulated Value at the time that the death benefit is calculated equals $100,000.

Based on these assumptions, the death benefit would equal $140,000, which is the greater of the Accumulated Value $100,000 and the minimum death benefit amount of $140,000 (value capped at 200% of premiums). The minimum death benefit amount reflects the sum of premiums paid $70,000, plus the application of the accumulation rate over 20 years $70,000.

A withdrawal will reduce the minimum death benefit amount in the same proportion that the Accumulated Value was reduced on the date of the withdrawal. Given the proportional nature of the reduction, the reduction may reduce the minimum death benefit by an amount greater than the amount withdrawn. For each withdrawal, the reduction to the minimum death benefit is calculated by multiplying the minimum death benefit amount immediately prior to the withdrawal by the ratio of the withdrawal to the Accumulated Value immediately prior to the withdrawal.

Revisiting the example above, rather than taking no withdrawals prior to the annuitant’s death, assume you took a $5,000 withdrawal immediately before the annuitant’s death. The withdrawal would reduce the Accumulated Value from $100,000 to $95,000, representing a 5% reduction in the Accumulated Value, and would likewise reduce the minimum death benefit amount by 5% from $140,000 to $133,000. Please note that the reduction to the minimum death benefit $7,000 was greater than the $5,000 withdrawal. As a result of this reduction, the death benefit would instead equal $133,000, which is the greater of the Accumulated Value $95,000 and the minimum death benefit amount $133,000.

The minimum death benefit is a guaranteed amount to be paid on the death of the annuitant, regardless of the investment performance of your Certificate.

CALCULATION AND DISTRIBUTION OF DEATH PROCEEDS

The determination of the death benefit will be made on the date we receive written notice and due proof of death as well as all required claims forms in good order from all beneficiaries at our Home Office. No one is entitled to a death benefit until this time. Due proof of death occurs when we receive one of the following at our Home Office:

•	A certified copy of a death certificate; or
•	A certified copy of a court decree reciting a finding of death; or
•	Any other proof satisfactory to us.

A beneficiary may elect to receive a lump sum payment or other method of payment that we may make available, subject to the rules of distribution discussed below. If a beneficiary requests payment of death benefit proceeds in a lump sum, we generally will pay the beneficiary within seven (7) calendar days after we receive written notice and due proof of death as well as all required claims forms in good order from all beneficiaries at our Home Office. Death benefit proceeds are equal to or greater than the minimum value required by law.

In the case of a Nonqualified Certificate, if any owner, including any owner who is also the annuitant, dies prior to the annuity starting date, the Certificate will continue and the entire certificate benefit must be distributed within five (5) years after the death of the owner; however, if any portion of the certificate benefit is payable to a designated beneficiary, within the meaning of Code Section 72(s)(4),

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such portion may be distributed over the life of such beneficiary or over a period not extending beyond the life expectancy of such beneficiary. Such distributions must begin no later than one (1) year after the date of the owner’s death.

If the sole beneficiary is the deceased owner’s spouse, as defined by federal law, the surviving spouse may elect to continue the Certificate as his or her own. If the spouse does so choose, upon his or her subsequent death the entire certificate benefit must be distributed as otherwise required by law and the Certificate.

Other distribution rules apply in the case of a Qualified Certificate.

ANNUITY PERIOD

The period when you begin to receive payments based on the amounts you accumulated under your Certificate is the annuity period. This period begins on the annuity starting date. At this time, we offer payment options only on a fixed basis, but we may later offer additional payment options.

ANNUITY STARTING DATE

The date set to start your annuity payments when you apply for your Certificate is the annuity starting date. The earliest annuity starting date is one year after the Effective Date. The annuity starting date cannot be later than the first of the month after the Certificate Anniversary on or following the annuitant’s 95th birthday. After your first Certificate Anniversary, you may change the annuity start date. If your Certificate is a Qualified Certificate, you may be required to take minimum distributions no matter what annuity starting date you select. Some states may also place limitations on extending an annuity starting date. Your annuity payments will begin on your annuity starting date unless you previously Surrendered your Certificate or if we have paid out all of the death proceeds to your beneficiary. In those cases, no annuity payments will be paid. Withdrawals of Accumulated Value may not be taken after the annuity starting date. The death benefit from the accumulation period terminates on the annuity starting date.

SETTLEMENT OPTION CONTRACTS

Currently, if you select an annuity payment option, we will transfer your entire Surrender Value on your annuity starting date to our fixed account, and we will issue you a settlement option contract. However, in the future we may change our procedures and allow you to select certain annuity payment options and apply only a portion of your Surrender Value to the option. Your annuity payments will not vary with the performance of the Variable Account. We will pay the annuity payments to the payee that you designated. You may not change to a different annuity payment option once your initial selection has been established. Generally, you or your beneficiary will be the payee. The settlement option contract will pay an amount each payment period as selected by you or the beneficiary. The payment periods available are one (1), three (3), six (6) and twelve (12) months and the amounts of the payment may not be proportional, e.g., the 3-month payment may not be 3 times the 1-month payment. The surrender charge will be waived for Option 1 and Option 2 as set forth in the next section.

We will calculate your annuity payments based on the value of your Certificate on the annuity starting date, the annuity payment option you select, and the applicable annuity rates set forth in your Certificate. Annuity rates vary by annuity payment option and the payee’s (and, if applicable, joint

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payee’s) age and sex. As described above, you select the frequency of payments under the annuity payment option. In general, the less frequent the annuity payment, the larger each payment will be. Conversely, in general, the more frequent the annuity payment, the smaller each payment will be. In addition, the annuity payment option you select will impact the length of time you are to receive (or expected to receive) annuity payments. Such payments may be for life, a fixed period of time, or a fixed amount. In general, the longer the duration of your annuity payments, the smaller each payment will be. Conversely, in general, the shorter the duration of your annuity payments, the larger each payment will be.

ANNUITY PAYMENT OPTIONS

The following annuity payment options are generally available to you under the Certificate:

OPTION 1: SINGLE LIFE ANNUITY An amount will be paid each payment period for a fixed period of years and after that for so long as the payee lives. The fixed period may be from zero (0) to twenty (20) years. On the death of the payee during the fixed period, payments will continue to the beneficiary of the settlement option contract for the balance of the fixed period.

OPTION 2: JOINT AND SURVIVOR LIFE ANNUITY An amount will be paid each payment period for so long as two (2) joint payees are alive. On the death of either payee, the survivor will receive a percentage of the payment for so long as the survivor lives. The percentage of the payment to the survivor may be between 25% and 100%. This option is not available for Qualified Certificates.

OPTION 3: FIXED PERIOD An amount will be paid each payment period for a fixed period of one (1) to thirty (30) years.

If the Accumulated Value is to be paid out under this option and is subject to a surrender charge at the time of election, then:

•

If a period of at least ten (10) years is selected, the Accumulated Value will be used in determining the settlement option payment and the surrender charge scale will be transferred to the settlement option contract.

•	If a period of less than ten (10) years is selected, the surrender charge will be applied and the Surrender Value will be used in determining the settlement option payment.

OPTION 4: FIXED AMOUNT A fixed amount will be paid each period until the certificate benefit held under this option, together with interest on the unpaid balance, is exhausted.

If the Accumulated Value is to be paid out under this option and is subject to a surrender charge at the time of election, the total amount paid each year cannot be more than 12% of the Accumulated Value. The surrender charge scale will be transferred to the settlement option contract.

DEFAULT: If you do not pick an annuity payment option by the annuity starting date, single life annuity (Option 1) with a fixed period of ten (10) years payable monthly will be automatically selected as your annuity payment option.

With respect to each annuity payment under an option, we may choose to pay more than the amount to which the payee is entitled. However, we also reserve the right to pay no more than the amount to

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which the payee is entitled, even if we previously chose to pay more than we were obligated to pay for one or more prior annuity payments.

Under any payment option, if you apply less than $1,000 to the payment option or if your monthly payments would be less than $25, WoodmenLife may make a single lump sum payment instead of annuity payments.

If your Certificate is a Qualified Certificate, some Annuity Payment Options may not satisfy Required Minimum Distribution rules. In particular, new tax laws require that most non-spouse beneficiaries must receive their entire interest within ten years of the Owner’s death to comply with Required Minimum Distribution rules. (See “Federal Tax Matters”). Consult a tax adviser before electing an Annuity Payment Option.

Interest rates applicable to annuity payment options may be declared monthly with an effective annual guaranteed minimum interest rate of 3%. We may declare higher interest rates at our discretion. We consider numerous factors, including the earnings of the general or special accounts, expenses and mortality charges, and experience.

DEATH OF OWNER/PAYEE AFTER THE ANNUITY STARTING DATE

If an owner/payee dies on or after the annuity starting date and before all of the annuity payments have been paid, we must pay any remaining amounts at least as rapidly as payments were being paid on the date of death. Additional restrictions may apply to Qualified Certificates in order to comply with changes in the Required Minimum Distributions rules. (See “Federal Tax Matters”).

CERTIFICATE FEES AND CHARGES

SALES CHARGE ON PREMIUM PAYMENTS

You do not pay any front-end sales charge or sales load when you invest in your Certificate.

CERTIFICATE FEE

During the accumulation period, we currently deduct an annual $30 certificate fee. We may change this fee, but will never charge more than $45. This fee is deducted on the anniversary date of each Certificate Year or upon Surrender of the Certificate if that is earlier. We deduct the fee from your Variable Account Value in proportion to the amounts in your subaccounts unless a state requires otherwise. The purpose of this fee is to reimburse us for administrative expenses relating to the Certificate. We do not deduct this charge if your Variable Account Value is at least $50,000 at the time of assessment. We reserve the right to waive this fee.

As of January 1, 2009, WoodmenLife no longer issued Certificates in connection with TSAs. In addition, as of May 31, 2009, WoodmenLife no longer accepted any additional contributions into existing Certificates issued in connection with TSAs. However, existing Certificates will continue to be subject to the certificate fee.

SURRENDER CHARGE

We may deduct a surrender charge or “back-end load” from any withdrawal of Accumulated Value (including a one-time or systematic withdrawal); upon annuitization based on annuity payment Option

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3 or 4; or upon Surrender of a Certificate. This charge generally compensates us for the costs we incur in selling the Certificate, including payment of commissions to Registered Representatives.

For the purpose of determining your surrender charge, any amount deducted will be treated as coming from premiums in the order in which they were made. The amount deducted to pay a surrender charge will be applied against the surrendered portion of the account and will reduce the Surrender or withdrawal proceeds accordingly.

The length of time between each premium payment and Surrender or withdrawal determines the amount of the surrender charge.

The charge is a percentage of the premiums surrendered according to the following schedules:

Premium Year	Annuitant Issue Age

	0-60*	61-75	76-85

1	7%	6%	5%

2	6%	5%	4%

3	5%	4%	3%

4	4%	3%	2%

5	3%	2%	1%

6	2%	1%	None

7	1%	None	None

8 or more	None	None	None

*	Applies to all ages in Connecticut.

As previously mentioned, WoodmenLife no longer issues Certificates or accepts any additional contributions into existing Certificates issued in connection with TSAs.

Since May 31, 2009, we have continued to administer existing TSA Certificates held under an employer’s TSA Plan in accordance with the requirements of Section 403(b). To the extent permitted under the TSA Plan, we will allow owners of the TSA Certificates to exchange their TSA Certificates, free of any surrender charges otherwise applicable under the Certificates, for other Section 403(b) contracts held under the TSA Plan that are issued by vendors eligible to receive contributions under the TSA Plan. In addition, to the extent permitted under the TSA Plan, we will allow owners of the TSA Certificates to roll over their TSA Certificates, free of any surrender charges otherwise applicable under the Certificates, to an eligible retirement plan, such as a traditional IRA (or, if you qualify, a Roth IRA). WoodmenLife will share information with your employer regarding the TSA Certificates held under the TSA Plan.

10% FREE WITHDRAWAL

In each Certificate Year, you may make free withdrawals of up to 10% of the Accumulated Value existing at the time you made the first withdrawal in that Certificate Year. A free withdrawal is a

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withdrawal without a surrender charge. The free withdrawal amount is not cumulative from Certificate Year to Certificate Year, so each Certificate Year you are only allowed to take a total of up to 10% from your Accumulated Value without incurring a surrender charge. Any unused portion of your free withdrawal amount from one Certificate Year will not carry forward to the next Certificate Year. Free withdrawals may still be subject to taxes and tax penalties.

TAX PENALTIES

Certain withdrawals and Surrenders are subject to federal tax penalties. There may be other restrictions on withdrawals, and Surrenders from qualified plans (see “Federal Tax Matters”).

PREMIUM TAX CHARGE

Currently, we do not assess a charge against the Variable Account for federal income taxes or state premium taxes. We may make such a charge in the future if income or gains within the Variable Account result in any federal income tax liability to us or we become subject to state premium taxes.

OTHER TAXES

We reserve the right to impose charges or establish reserves for any federal or local taxes that we incur today or may incur in the future and that we deem attributable to the Certificates.

TRANSFER CHARGE

You can make, free of charge, twelve (12) transfers from subaccounts in each Certificate Year. We will charge $25 for each transfer from the subaccounts in excess of twelve (12) in a single Certificate Year, and deduct that charge from the amount of the transfer. This charge generally compensates us for the administrative costs we incur when processing transfers. Transfers from the fixed account, and transfers through the asset rebalancing program or dollar cost averaging plan, do not count towards your twelve (12) free transfers per Certificate Year.

FUND EXPENSES AND CHARGES

Charges deducted from and expenses paid out of the assets of the Funds are described in the prospectuses for the Funds. These fees and expenses are not charges under the terms of the Certificate, but are reflected in the share values of each Fund.

Under certain circumstances, the board of directors of a government money market fund would have the discretion to impose a liquidity fee on redemptions from the fund. Funds may also impose fees upon redemptions in other circumstances. We reserve the right to implement, administer, and charge you for any such fees.

MORTALITY & EXPENSE RISK CHARGE AND OUR RISKS

We currently charge an annual mortality and expense risk charge of 1.25% of the average daily net asset value of the Variable Account. We may raise or lower this charge in the future, but the charge will never exceed 1.40%.

The mortality and expense risk charge compensates us for the risks we assume under the Certificate, as described below.

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Our Mortality Risk

We assume a mortality risk from our obligation to pay the death benefit to the beneficiary if the annuitant dies during the accumulation period because the annuitant may die at a time when the minimum death benefit guaranteed by the Certificate is higher than the Accumulated Value of the Certificate. In addition, in the case of a Certificate for which surrender charges remain in effect, the Surrender Value of the Certificate is lower than the Accumulated Value of the Certificate, but the death benefit paid on the death of the annuitant is unaffected by the surrender charge. Accordingly, our mortality risk is higher under such a Certificate than it would be under otherwise comparable annuities that reduce the death benefit by a surrender charge.

We assume a mortality risk by our contractual obligation to continue to make annuity payments for the entire life of the payee(s) under some payment options that extend for a life (or lives). If certain settlement options are selected, we relieve the payee(s) of the risk of outliving the amounts paid during retirement.

We assume a mortality risk under our annuity purchase rate tables that are guaranteed for the life of your Certificate. Our settlement options are based on a guaranteed effective annual interest rate of 3%. Options 1 and 2 are based on a guaranteed effective annual interest rate of 3% using the Annuity 2000 Mortality Table.

Our Expense Risk

We assume an expense risk under the Certificates. If the certificate fee we deduct from the Certificates to cover administrative expenses is not sufficient to cover the expenses actually incurred, we cannot raise these fees in excess of what is stated in the Certificate (i.e., maximum $45). Administrative expenses include the costs of processing premiums, annuity payments, withdrawals, Surrenders and transfers, as well as the costs of furnishing confirmation notices and periodic reports, calculating the mortality and expense risk charge, preparing voting materials and tax reports, updating the registration statement for the Certificates, and actuarial and other expenses.

To compensate us for assuming these mortality and expense risks under the Certificates, we deduct a daily mortality and expense risk charge from the net assets of each subaccount in the Variable Account.

If the mortality and expense risk charge and other charges under a Certificate are insufficient to cover the actual mortality costs and administrative expenses incurred by us, we will bear the loss. If the mortality and expense risk charge proves more than sufficient, we will keep the excess for any proper purpose including, among other things, payment of sales expenses. We expect to make a profit from this charge.

GENERAL INFORMATION ABOUT THE CERTIFICATES

THE ENTIRE CONTRACT

The entire contract between you and us consists of: your Certificate, including any endorsements or amendments attached; your application, including any supplemental documents; and our Articles of Incorporation, Constitution and Laws in force as of the Effective Date of your Certificate. We will not contest the contract.

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GENDER NEUTRAL BENEFITS

Under our settlement options, we distinguish between men and women because of their different life expectancies. However, we do not make any such distinctions for Certificates that we issue in the state of Montana. This is because Montana enacted legislation that requires that optional annuity benefits (i.e., the annuity payments under our annuity payment options) not vary based on a person’s sex. In Arizona Governing Committee v. Norris, the U.S. Supreme Court held that optional annuity benefits provided under an employer’s deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women on the basis of sex. Because of this decision, the settlement option rates applicable to Certificates purchased under an employment-related insurance or benefit program may not, in some cases, vary on the basis of sex. We will apply unisex rates to certain qualified plans and those plans where an employer believes that the Norris decision applies.

Employers and employee organizations should consider, in consultation with legal counsel, the impact of the Norris decision and Title VII generally and any comparable state laws that may be applicable, on any employment-related insurance or benefit plan for which a Certificate may be purchased.

VOTING RIGHTS

Certain voting rights are attributable to the Funds underlying the Variable Account portion of the Certificates. No voting rights pertain to the fixed account interest. As required by law, we will vote the Fund shares held in a subaccount. We will vote according to the instructions of Certificate owners who have interests in any subaccount involved in the matter being voted upon. If the 1940 Act or any related regulation should be amended—or if the present interpretation of the 1940 Act or any related regulation should change—and as a result we determine that we are permitted to vote the Fund shares in our own right, then we may elect to do so.

You have voting interests with respect to Fund shares only during the accumulation period. During the annuity period (during which you receive annuity payments), you have no interest in the Funds and, therefore, you have no voting rights.

We determine the number of votes you have the right to cast by applying your percentage interest in a subaccount to the total number of votes in the Variable Account attributable to the entire subaccount. We will count fractional shares. We determine the number of votes of the Fund you have the right to cast as of the record date. These votes are cast at the meeting of the Fund. We will solicit voting instructions by writing to you before the meeting in accordance with procedures established by a Fund.

Any Fund shares held in a subaccount for which we do not receive timely voting instructions we will vote in proportion to the voting instructions we receive for all owners participating in that subaccount. We will vote any Fund shares that we or our affiliates hold in proportion to the aggregate votes of all shareholders in the Fund. Please note that the effect of proportional voting is that a small number of Certificate owners may control the outcome of a vote. We will send proxy materials, reports and other materials relating to the appropriate Fund to everyone having a voting interest in a subaccount.

STATE VARIATIONS

Any state variations in the Certificates are covered in a special certificate form for use in that state. This prospectus discloses the material state variations. If you lose or misplace your Certificate and any endorsements, contact our Home Office.

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SURPLUS REFUNDS AND ASSESSMENTS

As a not-for-profit membership organization, we may declare surplus refunds when our assets exceed our funding needs. If our board of directors declares any surplus refunds to Certificate owners, we will pay you such surplus refunds. If we pay any such surplus refunds, we will credit them to your Certificate in the same manner as a new premium payment. As such, a surplus refund credited to your Certificate would be allocated to the subaccount(s) and/or fixed account in the same proportion that a new premium would be credited based on your standing allocation instructions. We do not anticipate any surplus refunds.

Maintaining appropriate reserves is a legal requirement of all fraternal benefit societies, including WoodmenLife. In accordance with applicable law, our general account reserves will be deemed “impaired” if our general account assets are insufficient to adequately cover our financial obligations. An impairment would therefore mean that there is a serious concern with our financial strength and claims- paying ability. Currently, based on our financial position, we have no reason to believe that an impairment will occur in the foreseeable future. In the extraordinary event that our general account reserves become impaired, as required by applicable law, you (as a member of WoodmenLife) may be subject to an assessment. We would work with our state regulators to determine each member’s assessment based on their equitable portion of the impairment, as well as the manner in which assessments are to be imposed among our members. You could satisfy an assessment by making a payment to WoodmenLife. Please note that such payment would be to WoodmenLife with no financial benefit in return; it would not be a premium payment under the Certificate (i.e., the payment would not increase the value of your Certificate or the Certificate’s benefits). Alternatively, you could elect an equivalent reduction in your Fixed Account Value or any future death benefit or annuity payments payable from our general account assets. If you do not satisfy your assessment, the amount due will be treated as a “debt” under your Certificate. The debt would accrue capitalized interest at an annualized rate not greater than 5% until satisfied as described above. No personal liability will attach to a Certificate owner upon failure to pay the “debt,” but failure to satisfy the debt may result in taxable income.

OUR REPORTS TO YOU

We will mail, at least annually, a report showing the Accumulated Value of your Certificate as of a date not more than two months before the date of mailing, as well as any further information required by any applicable law. We will mail reports to you at your last known address of record. We will also promptly mail a confirmation of each premium, withdrawal, Surrender or transfer you make, except that when permitted by law or rule, we may omit sending confirmations for scheduled transactions such as dollar cost averaging or automatic rebalancing programs. Please review confirmations and reports immediately and inform us of any discrepancies. Any errors should be reported to us as soon as possible, preferably within sixty (60)  days of your receipt of a confirmation or report.

DATE OF RECEIPT

Unless we state otherwise, the date we receive any premium, written request, telephone request or any other communication is the Valuation Date it is actually received at our Home Office in proper form (i.e., in good order). If we receive any such premium, request or other communication at or after the end of a Valuation Date (usually 3:00 pm central time), or on a date which is not a Valuation Date, we will consider the date of receipt to be the next Valuation Date.

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PAYMENT BY CHECK

If you pay a premium by check, we require a reasonable time for that check to clear your bank before such funds would be available to you for withdrawal. This period of time will not exceed twenty-one (21) days.

POSTPONEMENT OF PAYMENTS AND TRANSACTIONS

We will normally make payments of any Surrender Value within seven (7) days after we receive your request (in good order) at our Home Office. However, we may delay this payment or any other type of payment from the Variable Account for any period when the New York Stock Exchange is closed for trading, other than customary weekend and holiday closings, or trading is restricted; an emergency exists, as a result of which it is not reasonably practicable to dispose of securities or to fairly determine their value; or the SEC or other legally authorized authority order permits or orders the delay. We may also postpone transfers and allocations of Accumulated Value among the subaccounts under these circumstances. Subject to applicable law and regulatory approval, we may delay payment of any Surrender Value from the fixed account, or any transfer from the fixed account, for up to six (6) months after we receive a request at our Home Office.

In addition, if mandated under applicable law, we may be required to reject a premium payment and/or block an Owner’s account and thereby refuse to pay any request for transfers, withdrawals, Surrenders, or death benefits until instructions are received from the appropriate regulators. We may also be required to provide additional information about you or your account to governmental regulators.

QUESTIONS ABOUT YOUR CERTIFICATE

You may make inquiries regarding the Certificate by writing or calling our Home Office. The address for the Home Office is WoodmenLife, 1700 Farnam Street, Omaha, NE 68102. The toll-free telephone number is 1-877-664-3332.

FEDERAL TAX MATTERS

This section provides a summary of certain federal income tax considerations resulting from the purchase, ownership and disposition of a Certificate. The discussion is based on the Internal Revenue Code of 1986, as amended (the “Code”), U.S. Treasury Department regulations (the “Regulations”), judicial decisions and Internal Revenue Service (“IRS”) rulings and other administrative materials interpreting the Code, existing on the date of this prospectus. These authorities, however, are subject to change (retroactively in some instances) by Congress, the Treasury Department and the courts. The discussion below is general in nature and is not intended as an exhaustive treatise on the income taxation of Certificates. In addition, taxes other than federal income taxes, such as foreign, state and local taxes, and federal estate and gift taxes, may apply in connection with the purchase, ownership and disposition of Certificates. This discussion is not exhaustive, does not address any federal estate, gift or other tax consequences, or any foreign, state or local tax consequences associated with the Certificate and is not intended as tax advice.

PROSPECTIVE PURCHASERS OF CERTIFICATES ARE URGED TO CONSULT WITH, AND MUST RELY UPON, THEIR OWN TAX ADVISERS WITH SPECIFIC REFERENCE TO THEIR OWN TAX SITUATIONS AND POTENTIAL CHANGES IN APPLICABLE LAW, INCLUDING THE APPLICATION OF STATE AND LOCAL, FOREIGN AND OTHER TAX

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CONSIDERATIONS, IN EVALUATING THE TAX CONSEQUENCES OF PURCHASING AND OWNING A CERTIFICATE.

INCOME TAXATION OF WOODMENLIFE

Federal Tax Status

As a fraternal benefit society, we are currently exempt from federal income taxes under section 501(c)(8) of the Code, and from most types of state and local taxes pursuant to the operation of local law. As a result, no reserve for income taxes is currently charged against or maintained by us with respect to the sale of Certificates or establishment or maintenance of the Variable Account supporting the Certificates. We may make charges for such taxes if there is a material change in federal, state or local tax laws applicable to the Variable Accounts or to us, or to both.

Taxation of Variable Accounts

As previously described herein, holders of Certificates will be offered a choice of broadly defined investment options that will allow them to allocate the assets underlying their Certificates to a fixed account, an account that provides a specified rate of interest, and/or to subaccounts of the Variable Account, each of which will pursue a specified, broadly defined investment strategy. The Code generally provides that the income, gains and losses from Variable Account investments are not income to the issuer until you withdraw the money, so long as the Certificates and the Variable Account meet certain requirements. Because the Certificates and the Variable Account are expected to meet such requirements, as well as our status as an Internal Revenue Code Section 501(c)(8) organization, we anticipate no tax liability resulting from the Certificates until withdrawal and, consequently, no reserve for income taxes is currently charged against or maintained by us with respect to the Certificates or the Variable Account. We may make charges for such taxes if there is a change in federal, state or local tax laws attributable to the Certificates and/or the Variable Account or our tax-exempt status.

STATUS OF CERTIFICATES AS ANNUITIES

A Nonqualified Certificate will be treated as an annuity for federal income tax purposes provided certain requirements are satisfied including:

•	the Certificate must be owned by an individual (or an individual must be treated as the owner for tax purposes);

•	Variable Account investments must be “adequately diversified;”

•	we, rather than you, must be considered the owner of Variable Account assets for federal tax purposes;

•	annuity payments must appropriately amortize premium payments and Certificate earnings;

•

if any owner of the Certificate dies on or after the annuity starting date and before the entire interest in such Certificate has been distributed, the remaining portion of such interest must be distributed at least as rapidly as under the method of distributions being used as of the date of his death; and

•

if any owner of a Certificate dies before the annuity starting date, the entire interest in such Certificate must be distributed within five years after the death of such owner, subject to certain exceptions.

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Other rules may apply to Qualified Certificates.

CERTIFICATES HELD BY NON-NATURAL PERSONS

As a general rule, Nonqualified Certificates held by “non-natural persons,” such as corporations, trusts or similar entities, are not treated as annuity contracts for federal income tax purposes. The investment income on these Certificates is taxed each year as ordinary income received or accrued by the non-natural owner. There are exceptions to this general rule. For example, Certificates will generally be treated as held by a natural person if the nominal owner is a trust or other entity holding the Certificate as an agent for a natural person. However, this special exception does not apply to an employer who is the nominal owner of a Certificate under a nonqualified deferred compensation plan for its employees. Because we are a fraternal benefit society, we reserve the right to limit certificate ownership by a non-natural person.

Additional exceptions to this general rule include:

•	certain Certificates acquired by a decedent’s estate by reason of the death of a decedent;

•	certain Certificates issued in connection with a qualified retirement plan (see “Qualified Plans”);

•	certain Certificates used with structured settlement agreements; and

•	certain Certificates purchased with a single premium when the annuity starting date is no later than a year from contract purchase and substantially equal periodic payments are made at least annually.

DIVERSIFICATION REQUIREMENTS

For a Nonqualified Certificate to be treated as an annuity for federal income tax purposes, Variable Account investments supporting the Certificate must be “adequately diversified.” The Code and Regulations prescribe standards for adequately diversifying Variable Account investments. If the Variable Account supporting a Certificate fails to comply with these diversification standards, the Certificate would not be treated as an annuity for federal income tax purposes and the interest or earnings credited to the Certificate in any year will generally be includible in the owner’s income that year for federal tax purposes.

Although the investments of the subaccounts of the Variable Account are controlled by managers of the Fund corresponding to each subaccount of the Variable Account, we expect that each subaccount will comply with the diversification requirements prescribed by the Code and Regulations.

OWNERSHIP TREATMENT

In certain circumstances, the owner of a non-qualified annuity contract may, for federal tax purposes, be considered the owner of the assets of the Variable Account supporting the annuity. In those circumstances, income and gains from Variable Account investments are currently includible in the gross income of the annuity owner. The IRS, in published rulings, has ruled that a variable contract owner will be considered the owner of Variable Account assets if the owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. However, the ownership rights under the Certificate are substantially similar to the ownership rights described in certain IRS rulings where it was determined that contract owners were not owners of the assets of the Variable Account (and thus not currently taxable on the income and gains). Accordingly, we expect

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that holders of Certificates will not be considered the owner of the assets of the Variable Account. To the extent that the law changes on the issue of ownership of Variable Account assets, we reserve the right to change the Certificate as necessary to attempt to prevent you from being considered the owner of the Variable Account assets. However, there is no assurance that our efforts would be successful.

DELAYED ANNUITY STARTING DATE

If the annuity starting date occurs (or is scheduled to occur) when the annuitant has reached an advanced age (e.g., 95), it is possible that the Certificate might not be treated as an annuity for federal income tax purposes. In that event, the income and gains under the Certificate could be currently includable in income.

INCOME TAXATION OF ANNUITIES

The discussion under this “Income Taxation of Annuities” section assumes that the Certificate will be treated as an annuity for federal income tax purposes. It further assumes that the Certificate is not a Qualified Certificate held in connection with a retirement plan that receives favorable treatment under the Code (referred to herein as “Qualified Plans”) unless otherwise specifically noted. For a discussion of certain federal income tax matters pertaining to the purchase and ownership of Qualified Certificates, see “Qualified Plans.”

TAX DEFERRAL DURING ACCUMULATION PERIOD

Under the Code, except as described below, increases in a Nonqualified Certificate’s Accumulated Value are generally not taxable to the owner or annuitant until received as annuity payments or otherwise distributed.

MEDICARE HOSPITAL INSURANCE TAX ON CERTAIN DISTRIBUTIONS

Distributions from non-qualified annuity policies will be considered “investment income” for purposes of the Medicare tax on investment income. Thus, in certain circumstances, a 3.8% tax may be applied to some or all of the taxable portion of distributions (e.g., earnings) to individuals whose income exceeds certain threshold amounts. For more information regarding this tax and whether it may apply to you, please consult your tax advisor.

TAXATION OF WITHDRAWALS, ASSIGNMENTS AND PLEDGES

Cash withdrawals and the value of any part of a Certificate that is pledged or assigned, are taxable as income to the extent that the Accumulated Value of the Certificate immediately before the payment exceeds the “investment in the contract.” This excess is referred to as the “income on the contract.” “Investment in the contract” equals the total of premium payments (to the extent such payments were neither deductible when made or excludible from income as, for example, in the case of certain contributions to Qualified Certificates) minus any amounts previously received from the Certificate that were not includible in your income. All amounts includable in income with respect to the Certificate are taxed as ordinary income; no amounts are taxed at special lower rates applicable to long-term capital gains and corporate dividends. Systematic withdrawals made from your Certificate will be treated as partial surrenders, as described above. Taxable amounts described in this section may also be subject to a 10% penalty tax (see “Penalty Tax on Premature Distributions”) and be subject to federal income tax withholding requirements (see “Federal Income Tax Withholding”).

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Other than in the case of Qualified Certificates (which generally cannot be assigned or pledged), any assignment or pledge of (or agreement to assign or pledge) any portion of the value of the Certificate is treated for federal income tax purposes as a surrender of such amount or portion. In the case of an assignment or pledge, the investment in the contract is increased by the amount included in taxable income by reason of the assignment or pledge, though it is not affected by any other aspect of the assignment or pledge (including its release).

If the board of directors requires the Certificate owner to make additional payments in connection with the general account reserves becoming impaired, and such payments are not made, the debt levied against the Certificate will be treated in the same manner as a pledge for federal income tax purposes.

GRATUITOUS TRANSFERS

If an owner transfers a Certificate without adequate consideration to a person other than the owner’s spouse (or to a former spouse incident to divorce), the owner will be taxed on the difference between his or her Surrender Value and the investment in the contract at the time of transfer. In such case, the transferee’s investment in the contract will increase by the amount included in taxable income by the transferor.

COMPLETE SURRENDER, REDEMPTION OR MATURITY

Amounts received on complete Surrender, redemption or maturity are includible in income only to the extent the amount received exceeds the investment in the contract. The gain is ordinary income, not capital gain.

PENALTY TAX ON PREMATURE DISTRIBUTIONS

Generally, a 10% penalty tax applies to the amount of any taxable payment from a Nonqualified Certificate. Exceptions to this general rule include:

•	payments received on or after the owner reaches age 59 1⁄2;

•	payments received on account of the owner becoming disabled (as defined in the Code);

•	payments made to a beneficiary on or after the owner’s death or, for non-natural owners, after the primary annuitant’s death;

•

payments made as a series of substantially equal periodic payments (at least annually) for the owner’s life (or life expectancy) or for the joint lives (or joint life expectancies) of the owner and a designated beneficiary (within the meaning of the Code); or

•

payments made under a Certificate purchased with a single premium when the annuity starting date is no later than a year from the date of Certificate purchase and substantially equal periodic payments are made at least annually.

Other exceptions may be applicable under certain circumstances and special rules may be applicable in connection with the exceptions enumerated above. In addition, a similar penalty tax, discussed under “Qualified Plans,” applies to Qualified Certificates. You should consult a tax adviser with regard to exceptions from the penalty tax.

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AGGREGATION OF CONTRACTS

In certain circumstances, the taxable amount of an annuity payment, withdrawal, or surrender from a Non-Qualified Certificate may be determined by combining some or all of the annuity contracts you own. For example, if you purchase a Certificate and also purchase an immediate annuity at approximately the same time, the IRS may treat the two as one annuity contract. If a person purchases two or more annuity Certificates from us during any calendar year, all such Certificates will be treated as one annuity contract for purposes of determining whether any payment not received as an annuity (including withdrawals and surrenders prior to the annuity starting date) is includible in income. The effects of aggregation are not always clear. However, it could affect the taxable amount of an annuity payment or withdrawal and the amount that might be subject to the 10% penalty tax as described above.

TAXATION OF ANNUITY PAYMENTS

Normally, the portion of each annuity payment taxable as ordinary income equals the excess of the payment over the exclusion amount. The exclusion amount is determined by multiplying (1) the payment by (2) the ratio of the investment in the contract, adjusted for any period certain or refund feature, to the total expected amount of annuity payments for the term of the Certificate (determined under the Regulations). Once the total amount of the investment in the contract is excluded using this formula, annuity payments will be fully taxable. If annuity payments stop because the annuitant dies before the total amount of the investment in the contract is recovered, the unrecovered amount generally is allowed as a deduction to the annuitant in the last taxable year. Annuity payments may be subject to federal income tax withholding requirements (see “Federal Income Tax Withholding”).

There may be special income tax issues present in situations where the owner and annuitant are not the same person and are not married (as defined by federal law) to one another. You should consult with and must rely upon your own tax adviser in those situations.

TAXATION OF CERTIFICATE BENEFITS AT DEATH

Amounts may be distributed upon your or the annuitant’s death, either before or after the annuity starting date.

Before the annuity starting date, death proceeds are includible in income and:

•	if distributed in a lump sum they are taxed in the same manner as a full surrender, or

•	if distributed under an annuity payment option they are taxed like annuity payments.

After the annuity starting date, if a guaranteed period exists under a life contingent annuity payment option and the annuitant dies before the end of that period, payments made to the beneficiary for the remainder of that period are includible in income as follows:

•	if received in a lump sum they are includible in income if they exceed the unrecovered investment in the contract at that time; or

•

if distributed in accordance with the annuity payment option selected by the decedent they are fully excluded from income until the remaining investment in the contract is deemed to be recovered, and all annuity payments thereafter are fully includable in income.

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Proceeds payable on death may be subject to federal income tax withholding requirements (see “Federal Income Tax Withholding”).

LOSS OF INTEREST DEDUCTION WHERE CERTIFICATES ARE HELD BY OR FOR THE BENEFIT OF CERTAIN NON-NATURAL PERSONS

In the case of a Certificate held by a non-natural owner (e.g., a corporation), all or some portion of otherwise deductible interest may not be deductible by the owner, regardless of whether the interest relates to debt used to purchase or carry the Certificate. However, this interest deduction disallowance does not affect Certificates where the owner is taxable each year on the investment income under the Certificate. Entities considering purchasing a Certificate, or entities that will be beneficiaries under a Certificate, should consult and must rely on their own tax adviser.

POLICY EXCHANGES

You can exchange certain life insurance, endowment, nonqualified annuity, and long term care contracts tax-free under Section 1035 of the Code if certain requirements are satisfied. If you already own an annuity or life insurance contract issued by another insurer, you are generally able to exchange that contract for a Certificate issued by us without incurring tax as a result of the exchange. Often these exchanges may result in surrender charges and losses or reductions in benefits such as the guaranteed minimum death benefit. If, after careful evaluation, you determine an exchange may be in your best interest, please make sure you comply with the income tax rules and Regulations that apply. For example, to receive tax-free treatment, a contract generally must be exchanged for the Certificate. If you simply surrender a contract and apply the proceeds of that contract towards the purchase of a Certificate, you will not qualify to receive tax-free treatment under Section 1035 of the Code and you will be taxed in the manner provided under “COMPLETE SURRENDER, REDEMPTION OR MATURITY.” If no cash or other non-like kind property is received in connection with any exchange, any gain will not be recognized. The investment in the contract of the new Certificate at the time of the exchange will be the same as the investment in the contract of the prior contract. Your Accumulated Value immediately after the exchange may exceed your investment in the contract. This excess may be includable in income should amounts subsequently be withdrawn or distributed from the Certificate (e.g., as a withdrawal, surrender, annuity payment, or death benefit). If you exchange part of an existing annuity contract for a Certificate, and within 180 days of the exchange you receive a payment (e.g., you make a withdrawal) from either the old annuity contract or the Certificate, the exchange may not be treated as a tax-free exchange. Rather, the exchange may be treated as if you had made a partial surrender from the old contract and then purchased the Certificate. In these circumstances, some or all of the amount exchanged into the Certificate could be includible in your income and subject to a 10% penalty tax.

There are various circumstances in which a partial exchange followed by receipt of a payment within 180 days of the exchange is unlikely to affect the tax-free treatment of the exchange.

If you are considering a policy exchange, you should consult with and must rely upon your own professional tax adviser to ensure that the requirements of Code Section 1035 are met.

QUALIFIED PLANS

The Certificates are also designed for use in connection with retirement plans that receive favorable treatment under the Code such as certain workplace retirement plans (e.g., 401(a) plans, 403(b) plans,

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457(b) plans), Individual Retirement Annuities, Roth Individual Retirement Annuities, Simplified Employee Pension Plans and annuities for a Savings Incentive Match Plan for Employees (“Qualified Plans”). As previously noted, such Certificates are referred to herein as “Qualified Certificates.” Numerous special tax rules apply to the participants in Qualified Plans and to Qualified Certificates. We make no attempt in this prospectus to provide more than general information about use of a Certificate with the various types of Qualified Plans. State income tax rules applicable to Qualified Plans and Qualified Certificates often differ from federal income tax rules, and this prospectus does not describe any of these differences.

Qualified Certificates generally will be amended as necessary to conform to plan requirements. However, you are cautioned that the rights of any person to any benefits under Qualified Plans may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the Qualified Certificate. In addition, we may not be bound by terms and conditions of Qualified Plans if they are inconsistent with the Certificate as it may be amended. Those who intend to use the Certificate in connection with Qualified Plans should consult with and must rely upon their own tax advisers.

The tax rules applicable to Qualified Plans vary according to the type of plan and the terms and conditions of the plan and they take precedence over the general annuity tax rules described above. For example, in the case of both withdrawals and annuity payments under certain Qualified Certificates, there may be no “investment in the contract” and the total amount received may be taxable. The includible amount is taxed at ordinary income tax rates. Also, while currently not permitted by your Certificate, loans from Qualified Certificates, where allowed, are subject to a variety of limitations, including restrictions as to the amount that may be borrowed, the duration of the loan and the manner in which the loan must be repaid. (You should always consult with and rely upon your tax adviser and retirement plan fiduciary prior to exercising loan privileges.) Both the amount of the contribution that may be made to acquire a Qualified Certificate, and the tax deduction or exclusion that may be claimed for such contribution, are limited under Qualified Plans.

If a Certificate is used with a Qualified Plan, you and the annuitant generally must be the same individual and the annuitant generally may not be changed. For Qualified Certificates issued in connection with Code Section 401 Qualified Plans and other retirement plans subject to the Employee Retirement Income Security Act (“ERISA”), the spouse or former spouse of the owner will have rights in the Qualified Certificate. In such a case, the owner may need the consent of the spouse or former spouse to change annuity payment options, to elect a partial automatic withdrawal option, or to make a partial or full surrender of the Qualified Certificate.

Qualified Certificates are subject to special rules specifying the time at which distributions must begin and the amount that must be distributed each year. For example, the length of any guarantee period may be limited in some circumstances to satisfy certain minimum distribution requirements under the Code. An excise tax is imposed for the failure to comply with the minimum distribution requirements. This excise tax generally equals 25% of the amount by which the minimum required distribution exceeds the actual distribution but is reduced to 10% if a distribution of the shortfall is made within two years and to the date the excise tax is assessed or imposed by the IRS. In the case of individual retirement annuities, distributions of minimum amounts must generally begin by the required beginning date as defined in Section 401(a)(9)(C)(i) of the Code, which is April 1 of the calendar year following the calendar year in which the owner attains their applicable age, which is defined in Section 401(a)(9)(C)(v) of the Code. If the individual attains (1) age 70 1⁄2 before 2020, the applicable

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age is 70 1⁄2; (2) age 72 during or after 2020 but before 2023, the applicable age is 72; (3) age 72 during or after 2023 and age 73 before 2033, the applicable age is 73; or (4) age 74 after 2032, the applicable age is 75. In the case of certain other Qualified Plans, distributions of such minimum amounts must generally commence by the later of this date or April 1 of the calendar year following the calendar year in which the employee retires. The death benefit under your Qualified Certificate, as well as any other benefits that the IRS may characterize as “other benefits” for purposes of the regulations under Code Section 401(a)(9), may affect the amount of the minimum required distribution that must be taken from your Qualified Certificate.

Required Minimum Distribution rules also apply to death benefits under Qualified Certificates. Under Qualified Plans, most non-spouse beneficiaries will no longer be able to satisfy these rules by “stretching” payouts over life. Instead, those beneficiaries will have to take their post-death distributions within ten years. Certain exceptions apply to “eligible designated beneficiaries” which include disabled and chronically ill individuals, individuals who are ten or less years younger than the deceased individual, and children who have not reached the age of majority. This change applies to distributions to designated beneficiaries of individuals who die on and after January 1, 2020.

A 10% penalty tax may apply to the taxable amount of payments from Qualified Certificates. Various exceptions to this penalty may be available. For example, for individual retirement annuities, the penalty tax does not apply to a payment from your IRA Certificate:

•	received after you reach age 59 1⁄2;

•	received after your death or because of your disability (as defined in the Code);

•

made as a series of substantially equal periodic payments (at least annually) for your life (or life expectancy) or for the joint lives (or joint life expectancies) of you and your designated beneficiary (as defined in the Code); or

•	received in connection with the birth or adoption of a child (up to $5,000).

These exceptions generally apply to taxable distributions from other Qualified Plans (although, in the case of plans qualified under Code Sections 401 and 403, the exception above for substantially equal periodic payments applies only if you (the owner) have separated from service.) In addition, the penalty tax does not apply to certain distributions from IRAs which are used for qualified first-time home purchases, for higher education expenses, for certain medical expenses or for payment of health insurance premiums made by unemployed individuals. Special conditions must be met to qualify for these exceptions. If you wish to take a distribution for these purposes you should consult with and must rely upon your own tax adviser. Certain other exceptions to the 10% penalty tax not described herein also may apply.

QUALIFIED PLAN TYPES

We may issue Qualified Certificates for the following types of Qualified Plans. Employers and individuals intending to use the Certificate in connection with these plans should consult with and must rely upon their own tax adviser.

Individual Retirement Annuities

The Code permits eligible individuals to contribute to an individual retirement annuity known as an “IRA.” IRAs limit the amount contributed and deducted, the persons eligible and the time when

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distributions start. Also, subject to direct rollover and mandatory withholding requirements, distributions from other types of Qualified Plans may be “rolled over” on a tax-deferred basis into an IRA. A Certificate may not fund a “Coverdell Education Savings Account” (formerly known as an “Education IRA”).

Simplified Employee Pensions (SEP IRAs)

The Code allows employers to establish simplified employee pension plans, using the employees’ IRAs. Under these plans the employer may make limited deductible contributions on behalf of the employees to IRAs.

SIMPLE IRAs

The Code permits certain small employers to establish a Savings Incentive Match Plan for Employees or “SIMPLE” IRAs, for their employees. Under SIMPLE IRAs, certain deductible contributions are made by both employees and employers. SIMPLE IRAs are subject to various requirements, including limits on the amounts that may be contributed, the persons who may be eligible and the time when distributions may commence.

Roth IRAs

Section 408A of the Code permits eligible individuals to contribute to an IRA known as a “Roth IRA.” Roth IRAs are generally subject to the same rules as other IRAs, but differ from other IRAs in certain respects, including:

•	Roth IRA contributions are never deductible;

•	“qualified distributions” from a Roth IRA are excludible from income;

•	mandatory distribution rules do not apply before death;

•	a rollover to a Roth IRA must be a “qualified rollover contribution;” and

•	under the Code, special eligibility requirements must be satisfied to make contributions other than by rollover or transfer.

A “qualified rollover contribution” to a Roth IRA can be made from:

•	a Roth IRA;

•	a non-Roth IRA;

•	a “designated Roth account” maintained under a Qualified Plan; or

•	a non-Roth account of a Qualified Plan.

All or part of a traditional IRA may be converted into a Roth IRA without taking an actual distribution. A conversion typically results in the inclusion of some or all of the IRA value in gross income, except that the 10% penalty tax does not apply. Income limits with respect to your “modified adjusted gross income” apply for purposes of making contributions, other than by rollover or transfer, to a Roth IRA.

Any “qualified distribution,” as defined in Section 408A of the Code, from a Roth IRA is excludible from gross income. A qualified distribution includes a distribution you have held in a Roth IRA for five (5) years, if the distribution is made:

•	on or after you reach age 59 1⁄2; or

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•	to a beneficiary after your death; or

•	because of your disability; or

•	to a first-time homebuyer who meets certain requirements.

Other exceptions may be applicable under certain circumstances.

Section 403(b) Annuities

Section 403(b) of the Code permits public school employees and employees of certain types of religious, charitable, educational and scientific organizations to have their employers purchase annuity contracts (or custodial accounts which hold mutual funds) for them and, subject to certain limitations, to exclude the amount of the purchase payments from gross income. These types of annuity contracts are commonly referred to as “tax-sheltered annuities” (“TSAs”) or “section 403(b) contracts.” Prior to January 1, 2009, you could purchase a Certificate with a special endorsement for use as a section 403(b) annuity contract. In the following discussion, we refer to the Certificates that we issued for use in this manner, as well as annuity contracts issued by other insurers for such use, as “Section 403(b) Contracts.” WoodmenLife no longer issues TSA Certificates and no longer accepts any additional contributions into existing Section 403(b) Contracts.

We will continue to administer existing Section 403(b) Contracts held under an employer’s TSA Plan in accordance with the requirements of section 403(b). WoodmenLife will also share information with your employer regarding the Section 403(b) Contracts held under the TSA Plan. In addition, to the extent permitted under the TSA Plan, we will allow owners of Section 403(b) Contracts, free of any otherwise applicable surrender charges, to:

•	Exchange their Section 403(b) Contracts for other Section 403(b) Contracts held under the TSA Plan that are issued by vendors eligible to receive contributions under the TSA Plan; and

•	Roll over their Section 403(b) Contracts to an eligible retirement plan, such as a traditional IRA (or a Roth IRA).

Section 403(b) Contracts must contain restrictions on distributions attributable to:

•	Contributions made pursuant to a salary reduction agreement in years beginning after December 31, 1988;

•	Earnings on those contributions; and

•	Earnings after December 31, 1988, on amounts attributable to salary reduction contributions held as of December 31, 1988.

Amounts described in the prior paragraph can be distributed only:

•	If you have reached age 59 1⁄2,

•	If you have had a severance from employment,

•	If you have died or become disabled (within the meaning of the Code),

•	In the case of hardship (within the meaning of applicable provision of the Code),

•	If the distribution is a qualified reservist distribution under section 72(t)(2)(G) of the Code, or

•	If the distribution is in connection with the birth or adoption of a child (up to $5,000).

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Other exceptions may be applicable under certain circumstances and special rules may be applicable in connection with the exceptions enumerated above. Effective for plans beginning on or after January 1, 2024, TSA plans may permit distributions in the event of hardship to be made from amounts attributable to employee elective deferrals, qualified nonelective contributions, qualified matching contributions, and earnings attributable to such amounts. Under prior provisions, distributions in the event of hardship generally were limited to amounts attributable to employee elective deferrals.

Amounts subject to the withdrawal restrictions applicable to Section 403(b) custodial accounts holding mutual funds may be subject to more stringent restrictions. The foregoing limitations on withdrawals and distributions generally do not apply to a transfer of some or all of the value of a Section 403(b) Contract directly to the issuer of another Section 403(b) Contract or into a Section 403(b) custodial account holding mutual funds.

Subject to certain exceptions, the Regulations impose a written plan requirement and an information sharing requirement on Section 403(b) Contracts. Pursuant to these requirements, a rollover to a Section 403(b) Contract from an eligible retirement plan, a transfer to a TSA Plan from another TSA Plan, and the exchange of a Section 403(b) Contract for another Section 403(b) Contract under the same TSA Plan must be permitted under the TSA Plan pursuant to which the contract is maintained. In addition, the issuer of the Section 403(b) Contract and the employer maintaining the TSA Plan must agree to provide each other, from time to time, with information necessary for the Section 403(b) Contract, or any other contract to which contributions have been made by the employer, to satisfy Section 403(b) and other tax requirements. Failure to satisfy these requirements could result in adverse tax consequences to the owner of the Section 403(b) Contract, including current taxation of amounts that would otherwise be tax deferred.

We will not accept a rollover, transfer, or exchange into a Section 403(b) Contract.

A rollover, transfer, or exchange from your Section 403(b) Contract with us to another Section 403(b) Contract may be made only if the other Section 403(b) contract is maintained pursuant to a TSA Plan that permits the rollover, transfer or exchange. Before requesting a rollover, transfer, or exchange to another Section 403(b) Contract, you should consult your tax adviser about the income tax consequences of the proposed transaction.

Corporate and Self-Employed Pension and Profit-Sharing Plans

Sections 401(a) and 403(a) of the Code permit corporate employers to establish various types of tax- favored retirement plans for employees. Self-employed individuals may also establish such tax-favored retirement plans for themselves and their employees. Such retirement plans may permit the purchase of a Certificate in order to provide benefits under the plans.

ROLLOVER DISTRIBUTIONS

If a Certificate is used with a retirement plan that is qualified under Sections 401(a), 403(a) or 403(b) of the Code, any “eligible rollover distribution” from the Certificate will be subject to “direct rollover” and mandatory withholding requirements. An eligible rollover distribution generally is any taxable distribution from such a qualified retirement plan, excluding certain amounts such as:

•	minimum distributions required under Section 401(a)(9) of the Code;

•	distributions made as a result of hardship (as defined in the Code); and

Prospectus 52

•	certain distributions for life, life expectancy, or for ten (10) years or more that are part of a “series of substantially equal periodic payments.”

Under these requirements, federal income tax equal to 20% of the eligible rollover distribution will be withheld from the amount of the distribution.

Unlike withholding on certain other amounts distributed from a Certificate, discussed below, you cannot elect out of withholding with respect to an eligible rollover distribution. However, this 20% withholding will not apply if, instead of receiving the eligible rollover distribution, you elect to have it directly transferred to an eligible retirement plan. Prior to receiving an eligible rollover distribution, a notice will be provided explaining generally the direct rollover and mandatory withholding requirements and how to avoid the 20% withholding by electing a direct rollover.

Distributions that are rolled over from an IRA to another IRA within 60 days are not immediately taxable, however only one such rollover is permitted each year. Under federal tax law, an individual can make only one rollover from an IRA to another (or the same) IRA in any 12-month period, regardless of the number of IRAs that are owned. The limit will apply by aggregating all of an individual’s IRAs, including SEP and SIMPLE IRAs as well as traditional and Roth IRAs, effectively treating them as one IRA for purposes of the limit. This limit does not apply to direct trustee-to-trustee transfers or conversions to Roth IRAs.

FEDERAL INCOME TAX WITHHOLDING

We withhold and send to the U.S. government a part of the taxable portion of each distribution unless the payee notifies us before distribution that he or she elects not to have any amounts withheld. In certain circumstances, we may be required to withhold tax. The withholding rates for the taxable portion of periodic annuity payments are the same as the withholding rates for wage payments. In addition, the withholding rate for the taxable portion of non- periodic payments (including withdrawals prior to the maturity date and conversions of, or rollovers from, non-Roth IRAs to Roth IRAs) is currently 10%. The current federal withholding rate for eligible rollover distributions is 20%. Whether or not federal income tax is withheld, the Certificate owner (or other applicable taxpayer) remains liable for payment of federal income tax on Certificate distributions.

DEFINITION OF SPOUSE UNDER FEDERAL LAW

The Certificate provides that upon your death, a surviving spouse may have certain continuation rights that he or she may elect to exercise. All Certificate provisions relating to spousal continuation are available only to a person who meets the definition of “spouse” under federal law. The U.S. Supreme Court has held that same-sex marriages must be permitted under state law and that marriages recognized under state law will be recognized for federal law purposes. Domestic partnerships and civil unions that are not recognized as legal marriages under state law, however, will not be treated as marriages under federal law. Consult a tax adviser for more information on this subject.

POSSIBLE TAX LAW CHANGES

Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Certificate could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Certificate.

Prospectus 53

We have the right to modify the Certificate in response to legislative changes that could otherwise diminish the favorable tax treatment that annuity contract owners currently receive. We make no guarantee regarding the tax status or treatment of any certificate and do not intend the above discussion as tax advice.

OTHER INFORMATION

RIGHTS RESERVED BY WOODMENLIFE

We reserve the right to make certain changes to or under the Certificate when such changes would serve your interests or if it would carry out the purposes of your Certificate. We can only make these changes when permitted by law and we will also obtain all required regulatory approvals. Some examples of such changes are:

•	to operate the Variable Account in any form allowed under the 1940 Act or in any other form allowed by law;

•	add, delete, combine or modify subaccounts in the Variable Account;

•	restrict or otherwise eliminate any voting rights of Certificate owners or other persons who have voting rights as to the Variable Account;

•	add, delete or substitute, for the Fund shares held in any subaccount, the shares of another fund or any other investment allowed by law; and

•	make any amendments to the Certificates necessary to comply with the provisions of the Code or any other applicable federal or state law.

DISTRIBUTION ARRANGEMENTS

Woodmen Financial Services, Inc., a Nebraska corporation (“WFS”), is the principal underwriter of the Certificates. It is our wholly owned, indirect subsidiary and its offices are located at 1700 Farnam Street, Omaha, NE 68102. WFS is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”) and is a broker-dealer registered with the SEC under the Securities Exchange Act of 1934.

WFS Registered Representatives are licensed with FINRA and must also be licensed by state insurance departments to sell the Certificates. Although WFS is currently the sole distributor for the Certificate, we may permit selling agreements with other broker-dealer firms to sell the Certificates. In addition, we may retain other firms to serve as principal underwriter of the Certificates. Certificates may not be available in all states.

WFS uses us as its paying agent to pay its Registered Representatives commissions and other distribution compensation on the sale of Certificates. This arrangement will not result in any charge to you in addition to the charges already described in this prospectus. We will pay Registered Representatives a commission of not more than 5% of the premiums paid on the Certificates. In addition to direct compensation, Registered Representatives may be eligible to receive other benefits based on the amount of earned commissions. These benefits may include such things as health care and pension/retirement programs as well as sales-related programs such as office allowances. Compensation may be paid in the form of non- cash compensation, subject to applicable regulatory requirements.

Prospectus 54

We intend to recoup commissions and other sales expenses through fees and charges imposed under the Certificate. Commissions paid on the Certificate, including other incentives or payments, are not charged directly to the owners or the Variable Account.

INFORMATION ON REPLACEMENTS

It may not be in your interest to replace your existing annuity, life insurance contract, or mutual fund with this Certificate. You should replace an existing contract only when you determine that this Certificate is a better investment for you. You may have to pay a surrender charge on your existing contract, and the Certificate described in this prospectus will impose a new surrender charge period. If you do consider replacing an existing contract, you should compare the benefits and cost of continuing to own your existing contract, as well as any fees or penalties to terminate your existing contract, with the benefits and cost of purchasing a new Certificate. You should talk to your professional tax adviser to make sure that you understand the tax consequences, as not all exchanges will be tax-free. Tax-free treatment is only applicable to certain exchanges involving life insurance and annuity contracts. If you surrender your existing contract for cash and then buy the Certificate described in this prospectus, you may have to pay a tax, including possibly a penalty tax, on the surrender. Likewise, if you sell or redeem mutual funds and then use the proceeds to buy the Certificate, you may have to pay taxes on the sale or redemption.

CERTIFICATE OWNER MAILINGS

When multiple copies of the same disclosure document(s), such as prospectuses or shareholder reports, are required to be mailed to multiple Certificate owners at the same address(es), consistent with applicable law, we may mail only one copy to each address shared by the Certificate owners if we reasonably believe they are from the same family or household. If you would like to discontinue householding for your accounts, please call toll-free 1-877-664-3332 to request individual copies of these documents. Once we receive notice to stop householding, we will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.

LEGAL PROCEEDINGS

Like other financial services companies, we are involved in various lawsuits and contingencies that have arisen from the normal conduct of business, including claims that appear to be similar to claims asserted in class actions brought against many life insurers and other fraternal benefit societies. In some such lawsuits, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, we believe that, at the present time, there are no pending or threatened lawsuits that are reasonably likely to have a material adverse impact on the Account, on the ability of WFS to perform under its principal underwriting agreement, or on our ability to meet our obligations under the Certificates.

FINANCIAL STATEMENTS

The financial statements of WoodmenLife and the Variable Account are included in the Statement of Additional Information. The back cover page of this prospectus includes instructions on how to request a Statement of Additional Information free of charge.

Prospectus 55

APPENDIX: INVESTMENT OPTIONS AVAILABLE UNDER

THE CERTIFICATE

(a) Variable Options

The following is a list of Funds available under the Certificate. More information about the Funds is available in the prospectuses for the Funds, which may be amended from time to time. You can also request this information at no cost by calling 1-877-664-3332 or by sending an email request to WFSOperationsTeam@woodmenlife.org.

The current expenses and performance information below reflects fees and expenses of the Funds, but do not reflect the other fees and expenses that your Certificate may charge. Expenses would be higher and performance would be lower if these other charges were included. Each Fund’s past performance is not necessarily an indication of future performance. Updated performance information is available at www.woodmenlife.org/retirement.

Investment Objective	Fund Name and Adviser/ Sub-adviser	Current Expenses	Average Annual Total Returns (as of 12/31/25)
			1 year	5 year	10 year
Seeks to provide long-term growth of capital	Global Growth Fund, Class 2[1] Adviser: Capital Research and Management CompanySM	0.67%	21.62%	8.23%	12.17%
Seeks to provide long-term growth of capital	Global Small Capitalization Fund, Class 2[1] Adviser: Capital Research and Management CompanySM	0.90%	14.64%	0.49%	7.23%
Seeks to provide growth of capital	Growth Fund, Class 2 Adviser: Capital Research and Management CompanySM	0.59%	20.24%	13.37%	17.97%
Seeks to provide long-term growth of capital while providing current income	Capital World Growth and Income Fund, Class 2[1] Adviser: Capital Research and Management CompanySM	0.67%	24.80%	10.29%	11.02%
Seeks to achieve long-term growth of capital and income	Growth-Income Fund, Class 2 Adviser: Capital Research and Management CompanySM	0.53%	18.06%	13.90%	13.92%
Seeks to provide long-term growth of capital while providing current income	International Growth and Income Fund, Class 2 Adviser: Capital Research and Management CompanySM	0.81%	35.41%	7.69%	7.81%
Seeks to provide high total return (including income and capital gains) consistent with preservation of capital over the long term	Asset Allocation Fund, Class 2 Adviser: Capital Research and Management CompanySM	0.55%	15.85%	8.97%	9.77%
Seeks long-term capital appreciation	VIP ContrafundSM Portfolio, Service Class Adviser: Fidelity Management & Research Company Sub-adviser: FMR Co., Inc. and other Fidelity affiliates	0.64%	21.42%	15.26%	15.66%

Prospectus 56

Investment Objective	Fund Name and Adviser/ Sub-adviser	Current Expenses	Average Annual Total Returns (as of 12/31/25)
			1 year	5 year	10 year
Seeks reasonable income. The fund will also consider the potential for capital appreciation. The fund’s goal is to achieve a yield which exceeds the composite yield on the securities comprising the S&P 500® Index	VIP Equity-Income PortfolioSM, Service Class[1] Adviser: Fidelity Management & Research Company (FMR) Sub-adviser: FMR Co., Inc. and other Fidelity affiliates	0.56%	18.92%	12.41%	11.49%
Seeks capital appreciation	VIP Growth Portfolio, Service Class[1] Adviser: Fidelity Management & Research Company (FMR) Sub-adviser: FMR Co., Inc. and other Fidelity affiliates	0.65%	14.80%	13.59%	17.33%
Seeks high total return through a combination of current income and capital appreciation	VIP Growth & Income Portfolio, Service Class Adviser: Fidelity Management & Research Company (FMR) Sub-adviser: FMR Co., Inc. and other Fideli affiliates	0.57%	21.39%	15.99%	13.73%
Seeks long-term growth of capital	VIP Overseas Portfolio, Service Class Adviser: Fidelity Management & Research Company (FMR) Sub-adviser: FMR Co., Inc., FMR Investment Management (UK) Limited and other Fidelity affiliates	0.82%	20.28%	6.51%	7.82%
Seeks as high a level of current income as is consistent with preservation of capital and liquidity	VIP Government Money Market Portfolio, Service Class Adviser: Fidelity Management & Research Company Sub-adviser: FMR Co., Inc. and other Fidelity affiliates	0.35%	4.03%	3.02%	1.95%
Seeks investment results that correspond to total return performance of U.S. common stocks, as represented by the S&P 500 Index	Calvert VP S&P 500 Index Portfolio[1] Adviser: Calvert Research and Management Sub-adviser: Ameritas Investment Partners, Inc.	0.28%	17.50%	14.09%	14.47%
Seeks investment results that correspond to total return performance of U.S. common stocks, as represented by the S&P MidCap 400 Index	Calvert VP S&P MidCap 400 Index Portfolio, Class I1 Adviser: Calvert Research and Management Sub-adviser: Ameritas Investment Partners, Inc.	0.33%	7.14%	8.77%	10.37%
Seeks investment results that correspond to investment performance of U.S. common stocks, as represented by the Russell 2000 Index	Calvert VP Russell 2000 Small Cap Index Portfolio, Class I1 Adviser: Calvert Research and Management Sub-adviser: Ameritas Investment Partners, Inc.	0.39%	12.45%	5.83%	9.32%

Prospectus 57

Investment Objective	Fund Name and Adviser/ Sub-adviser	Current Expenses	Average Annual Total Returns (as of 12/31/25)
			1 year	5 year	10 year
Seeks investment results that correspond to investment performance of U.S. common stocks, as represented by the NASDAQ 100 Index	Calvert VP NASDAQ-100 Index Portfolio, Class I1 Adviser: Calvert Research and Management Sub-adviser: Ameritas Investment Partners, Inc.	0.48%	20.39%	14.73%	19.09%
Seeks investment results that correspond to total return performance of the bond market, as represented by the Bloomberg U.S. Aggregate Bond Index	Calvert VP Investment Grade Bond Index Portfolio, Class I1 Adviser: Calvert Research and Management Sub-adviser: Ameritas Investment Partners, Inc.	0.32%	6.90%	-0.44%	1.87%
Seeks investment results that correspond to total return performance of common stocks, as represented by the MSCI EAFE Index	Calvert VP EAFE International Index Portfolio, Class I1 Adviser: Calvert Research and Management	0.48%	30.90%	8.53%	7.86%
Seeks to maximize income while maintaining prospects for capital appreciation	Franklin Income VIP Fund, Class 2[1] Adviser: Franklin Advisors, Inc.	0.72%	12.56%	7.66%	7.30%
Seeks high level of current income. A secondary goal is long-term capital appreciation	Franklin Strategic Income VIP Fund, Class 2[1] Adviser: Franklin Advisors, Inc.	1.05%	7.24%	1.92%	3.10%
Seeks high current income, consistent with preservation of capital, with capital appreciation as a secondary consideration	Templeton Global Bond VIP Fund, Class 2[1] Adviser: Franklin Advisors, Inc.	0.71%	15.73%	-0.96%	-0.15%
Seeks long-term capital appreciation, with preservation of capital as an important consideration	Franklin Rising Dividends VIP Fund, Class 2[1] Adviser: Franklin Advisors, Inc.	0.88%	11.80%	9.50%	12.10%
Seeks capital appreciation	Franklin Mutual Global Discovery VIP Fund, Class 2 Adviser: Franklin Mutual Advisors, LLC	1.16%	23.34%	12.00%	8.52%
Seeks maximum real return, consistent with preservation of real capital and prudent investment management	PIMCO Real Return Portfolio Administrative Class Adviser: Pacific Investment Management Company LLC	1.39%	7.85%	1.21%	3.21%
Seeks maximum total return, consistent with preservation of capital and prudent investment management	PIMCO Low Duration Portfolio Administrative Class Adviser: Pacific Investment Management Company LLC	0.66%	5.52%	1.57%	1.79%

(1) This Fund’s annual expenses reflect temporary fee reductions pursuant to an expense reimbursement or fee waiver arrangement.

Prospectus 58

(b) Fixed Options

The following is the fixed option currently available under the Certificate. To the extent permitted by the Certificate, we may change the features of the fixed option listed below, offer new fixed options, and terminate existing fixed options. We will provide you with written notice before doing so. See “Fixed Account Valuation” for more information.

Name	Minimum Guaranteed Interest Rate
Fixed Account	1%

Prospectus 59

The Statement of Additional Information (SAI), dated May 1, 2026, includes additional information about the Certificate, the Variable Account, and WoodmenLife. The SAI is incorporated by reference into this prospectus. The SAI is available, without charge, upon request.

To obtain a free copy of the SAI, request other information about the Certificate or make inquiries, call 1-877-664-3332 or write to WoodmenLife at its Home Office at 1700 Farnam Street, Omaha, NE 68102.

Reports and other information about the Variable Account are available on the SEC’s website at www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.

EDGAR Contract Identifier C000031125

Prospectus 60

STATEMENT OF ADDITIONAL INFORMATION

Dated May 1, 2026

Offered By: Woodmen of the World Life Insurance Society, 1700 Farnam Street, Omaha, NE 68102

This Statement of Additional Information (SAI) is not a prospectus, but should be read in conjunction with the Prospectus dated May 1, 2026, for WoodmenLife Variable Annuity Account (the “Variable Account” or “Account”) describing an individual Flexible Premium Deferred Variable Annuity Certificate (the “certificate”) that Woodmen of the World Life Insurance Society (“WoodmenLife”) is offering to persons eligible for membership in WoodmenLife. Terms used in this SAI that are not otherwise defined herein have the same meanings given to them in the Prospectus. A copy of the Prospectus may be obtained at no charge by writing Woodmen of the World Life Insurance Society, 1700 Farnam Street, Omaha, NE 68102, or by calling (877) 664-3332.

TABLE OF CONTENTS

General Information	SAI - 2
Regulation and Reserves	SAI – 2
Non-Principal Risks of Investing in the Certificate	SAI – 3
Principal Underwriter	SAI-3
Legal Matters	SAI -3
Financial Statements	SAI - 3
Financial Statements	F -1

SAI - 1

GENERAL INFORMATION

WoodmenLife is a fraternal benefit society organized under Internal Revenue Code section 501(c)(8) and established in 1890 under the laws of the State of Nebraska. WoodmenLife is a not-for-profit, non-stock, membership organization licensed to do business in all states and the District of Columbia (except it does not offer new products in New York). Membership in WoodmenLife is open to all individuals who share its values. WoodmenLife’s members are joined together for insurance, community, and patriotic and volunteer opportunities. In addition to providing fraternal benefits to our members, we offer individual life insurance and annuity certificates in every state (except New York) and the District of Columbia.

On August 1, 2001, we established the Woodmen Variable Annuity Account pursuant to the laws of the State of Nebraska. This Account is a separate account, as defined under the Investment Company Act of 1940 (the “1940 Act”), and is registered with the SEC as a unit investment trust under the 1940 Act. On June 1, 2015, we changed the name of the Woodmen Variable Annuity Account to its current name, the “WoodmenLife Variable Annuity Account,” to match the new service mark.

The assets of the Variable Account are held by WoodmenLife. The Variable Account has no third-party custodian.

STATE REGULATION AND RESERVES

WoodmenLife is subject to regulation by the Office of the Director of Insurance of the State of Nebraska and by insurance departments of other states and jurisdictions in which it is licensed to do business. This regulation covers a variety of areas, including benefit reserve requirements, adequacy of insurance company capital and surplus, various operational standards and accounting and financial reporting procedures. WoodmenLife’s operations and accounts are subject to periodic examination by insurance regulatory authorities. The forms of certificates described in the Prospectus are filed with and (where required) approved by insurance officials in each state and jurisdiction in which certificates are sold.

Pursuant to state insurance laws and regulations, WoodmenLife is obligated to carry on its books, as liabilities, reserves to meet its obligations under outstanding insurance contracts. These reserves are based on assumptions about, among other things, future claims experience and investment returns. Neither the reserve requirements nor the other aspects of state insurance regulation provide absolute protection to holders of insurance contracts, including holders of these certificates, if WoodmenLife were to incur claims or expenses at rates significantly higher than expected or experience significant unexpected losses on its investments.

NON-PRINCIPAL RISKS OF INVESTING IN THE CERTIFICATE

All non-principal risks of purchasing a Certificate have been disclosed in the Prospectus.

SAI - 2

PRINCIPAL UNDERWRITER

Woodmen Financial Services, Inc. (“WFS”), a wholly owned, indirect subsidiary of WoodmenLife, serves as the exclusive principal underwriter of the continuously offered certificates pursuant to a Principal Underwriting and Servicing Agreement to which WFS and WoodmenLife, on behalf of itself and the Variable Account, are parties. WFS’s principal business address is 1700 Farnam Street, Omaha, NE 68102. The certificates will be sold through WoodmenLife representatives who are licensed by state insurance officials to sell the certificates and who are duly licensed Registered Representatives of WFS.

Representatives of other broker-dealer firms with which WFS has executed a selling agreement may also sell the certificates, although currently no such selling agreements are contemplated. In addition, WoodmenLife may engage other firms to serve as principal underwriters of the certificates but has not yet done so.

For the year 2023, WFS received $1,095,422.31 in commissions, of which it retained $100,697.12 and paid $994,725.19 to its Registered Representatives. For the year 2024, WFS received $1,682,630.70 in commissions, of which it retained $172,347.52 and paid $1,510,283.18 to its Registered Representatives. For the year 2025, WFS received $1,930,128.29 in commissions, of which it retained $186,994.00 and paid $1,743,134.29 to its Registered Representatives.

FINANCIAL STATEMENTS

Deloitte & Touche LLP has audited the balance sheets of WoodmenLife as of December 31, 2025 and 2024, and the related statutory basis statements of operations, changes in surplus, and cash flow for the years ended December 31, 2025 and 2024, and the financial information for the WoodmenLife Variable Annuity Account for the years ended December 31, 2025 and 2024. The financial statements and schedules have been included in reliance upon such reports. Deloitte & Touche LLP is an independent auditors, as referenced in their reports herein. The principal business address of Deloitte & Touche LLP is 1100 Capitol Avenue, Suite 300, Omaha, Nebraska 68102.

The audited statutory basis balance sheets of WoodmenLife as of December 31, 2025 and 2024, and the related statutory basis statements of operations, changes in surplus, and cash flow for each of the 3 years in the period ended December 31, 2025, and the financial information for the WoodmenLife Variable Annuity Account for the year ended December 31, 2025, appear in this SAI.

SAI - 3

Financial Statements & Other Financial Information—Statutory Basis Woodmen of the World Life Insurance Society Years Ended December 31, 2025, 2024 and 2023, and Independent Auditor’s Report

Woodmen of the World Life Insurance Society

Financial Statements – Statutory Basis

As of December 31, 2025 and 2024

Years Ended December 31, 2025, 2024, and 2023

INDEPENDENT AUDITOR’S REPORT

Audit Committee of Woodmen of the World Life Insurance Society

Opinions

We have audited the statutory basis financial statements of Woodmen of the World Life Insurance Society (the “Company”), which comprise the statutory basis balance sheet as of December 31, 2025 and 2024, and the related statutory basis statements of operations, changes in surplus, and cash flow for the years then ended, and the related notes to the statutory basis financial statements (collectively referred to as the “statutory basis financial statements”).

Unmodified Opinion on Statutory Basis of Accounting

In our opinion, the accompanying statutory basis financial statements present fairly, in all material respects, the admitted assets, liabilities, and surplus of the Company as of December 31, 2025 and 2024, and the results of its operations and its cash flows for the years then ended in accordance with the accounting practices prescribed or permitted by the Nebraska Department of Insurance described in Note 1.

Adverse Opinion on Accounting Principles Generally Accepted in the United States of America

In our opinion, because of the significance of the matter described in the Basis for Adverse Opinion on Accounting Principles Generally Accepted in the United States of America section of our report, the 2025 and 2024 statutory basis financial statements do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2025 and 2024, or the results of its operations or its cash flows for the years then ended.

Predecessor Auditor’s Opinions on 2023 Statutory Basis Financial Statements

The statutory basis financial statements of the Company for the year in the period ended December 31, 2023, were audited by other auditors whose report, dated April 24, 2024, expressed an opinion that those statutory basis financial statements were not fairly presented in accordance with accounting principles generally accepted in the United States of America; however, such report also expressed an unmodified opinion on those statutory basis financial statements in accordance with the accounting practices prescribed or permitted by the Nebraska Department of Insurance described in Note 1.

Basis for Opinions

We conducted our audits in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditor’s Responsibilities for the Audit of the Statutory Basis Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audits. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on Accounting Principles Generally Accepted in the United States of America

As described in Note 1 to the statutory basis financial statements, the statutory basis financial statements are prepared by the Company using the accounting practices prescribed or permitted by the Nebraska Department of Insurance, which is a basis of accounting other than accounting principles generally accepted in the United States of America, to meet the requirements of the Nebraska Department of Insurance. The effects on the statutory basis financial statements of the variances between the statutory basis of accounting described in Note 1 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material and pervasive.

Responsibilities of Management for the Statutory Basis Financial Statements

Management is responsible for the preparation and fair presentation of the statutory basis financial statements in accordance with the accounting practices prescribed or permitted by the Nebraska Department of Insurance. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of statutory basis financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the statutory basis financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date that the statutory basis financial statements are issued.

Auditor’s Responsibilities for the Audit of the Statutory Basis Financial Statements

Our objectives are to obtain reasonable assurance about whether the statutory basis financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditor’s report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the statutory basis financial statements.

In performing an audit in accordance with GAAS, we:

●	Exercise professional judgment and maintain professional skepticism throughout the audit.

●

Identify and assess the risks of material misstatement of the statutory basis financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the statutory basis financial statements.

●

Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.

●

Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the statutory basis financial statements.

●

Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.

Other Information Included in the Annual Report

Management is responsible for the other information included in the annual report. The other information comprises the information included in the annual report but does not include the statutory basis financial statements and our auditor’s report thereon. Our opinion on the statutory basis financial statements does not cover the other information, and we do not express an opinion or any form of assurance thereon.

In connection with our audits of the statutory basis financial statements, our responsibility is to read the other information and consider whether a material inconsistency exists between the other information and the statutory basis financial statements, or the other information otherwise appears to be materially misstated. If, based on the work performed, we conclude that an uncorrected material misstatement of the other information exists, we are required to describe it in our report.

/s/ Deloitte & Touche LLP

April 28, 2026

Woodmen of the World Life Insurance Society

Balance Sheets – Statutory Basis

(Dollars in Thousands)

	December 31
	2025	2024
Admitted assets
Cash and invested assets:
Bonds	$6,622,299	$6,453,323
Preferred stocks	129,661	137,848
Common stocks (unaffiliated) (cost $228,070 and $310,521 as of December 31, 2024 and 2023)	450,363	458,125
Common stocks (affiliated) (cost $19,110 and $17,870 as of December 31, 2024 and 2023)	921	709
Mortgage loans	2,358,107	2,405,454
Properties occupied by WoodmenLife	19,085	17,934
Real estate held for the production of income	53,310	56,192
Certificate loans	122,332	122,106
Cash, cash equivalents and short-term investments	104,332	269,713
Securities lending reinvested collateral assets	89,341	118,312
Derivatives	60,608	50,956
Receivables for securities	135	8,524
Other invested assets	101,934	83,434
Total cash and invested assets	10,112,428	10,182,630

Accrued investment income	68,117	64,197
Premiums deferred and uncollected	7,123	6,685
Reinsurance balances recoverable	1,495	2,457
Electronic data processing equipment and other assets	799	821
Interest Maintenance Reserve	54,616	65,536
Separate account assets	1,068,707	977,910
Total admitted assets	$11,313,285	$11,300,236

See accompanying notes.

Woodmen of the World Life Insurance Society

Balance Sheets – Statutory Basis (continued)

(Dollars in Thousands)

	December 31
	2025	2024
Liabilities and surplus
Liabilities:
Aggregate reserves for certificate and contract liabilities:
Life and annuity reserves	$7,037,470	$7,165,744
Accident and health reserves	69,301	68,652
Liability for deposit-type contracts	790,596	815,142
Certificate and contract claims	57,349	58,352
Other certificateholders’ funds	799	860
Refunds to members	16,240	19,770
Total aggregate reserves for certificate and contract liabilities	7,971,755	8,128,520

Accrued commissions, general expenses, and taxes	34,693	33,960
Amounts withheld by WoodmenLife as agent or trustee	2,856	(7,637)
Liability for postretirement benefits	45,525	46,535
Liability for employees’ and fieldworkers’ benefits	19,100	16,986
Asset valuation reserve	155,119	154,372
Payable for securities lending	89,331	118,318
Derivatives	33,097	26,053
Other liabilities	16,840	15,666
Separate account liabilities	1,068,707	977,910
Total liabilities	9,437,023	9,510,683

Surplus:
Unassigned Surplus	1,876,262	1,789,553
Total Surplus	1,876,262	1,789,553
Total liabilities and surplus	$11,313,285	$11,300,236

See accompanying notes.

Woodmen of the World Life Insurance Society

Statements of Changes in Surplus – Statutory Basis

(Dollars in Thousands)

	Year Ended December 31
	2025	2024	2023
Premiums and other revenues:
Premiums (L&A, A&H) (net of reinsurance)	$614,994	$688,120	$744,395
Net investment income	410,202	383,909	374,292
Amortization of interest maintenance reserve	(11,134)	(11,949)	(8,686)
Commissions on reinsurance ceded and other income	26,478	17,324	12,587
Other	7,528	9,639	6,414
Total premums and other reserves	1,048,068	1,087,043	1,129,002

Benefits paid or provided:
Life benefits (net of reinsurance)	259,053	251,099	257,537
Annuity benefits	482,839	541,737	543,491
Surrender benefits and withdrawals	124,675	131,522	130,600
Other benefits (net of reinsurance)	53,480	50,569	49,113
Decrease in aggregate reserves for certificates and contracts and other certificateholders’ funds	(127,625)	(115,947)	(74,900)
Total benefits paid or provided	792,422	858,980	905,841

Insurance expenses and other deductions:
General insurance and fraternal expenses	150,744	149,418	144,343
Commissions	53,136	45,620	44,213
Insurance, taxes, licenses, and fees	8,559	10,578	7,774
Separate account transfers, net	(9,893)	(13,238)	(17,826)
Other, net	9,006	10,197	10,630
Total insurance expenses and other deductions	211,552	202,575	189,134
Gain from operations before refunds to members and net realized capital gains	44,092	25,488	34,027
Refunds to members	16,799	19,036	24,300
Net gain from operations before net realized capital gains	27,293	6,452	9,727
Net realized capital gains	60,574	123,846	2,877
Net income	$87,867	$130,298	$12,604

See accompanying notes.

Woodmen of the World Life Insurance Society

Statements of Changes in Surplus– Statutory Basis

(Dollars in Thousands)

	Year Ended December 31
	2025	2024	2023
Unassigned Surplus:
Balance at beginning of year	$1,789,553	$1,681,846	$1,674,846
Net income	87,867	130,298	12,604
Change in net unrealized capital gains or (losses)	18,952	(3,958)	94,778
Change in asset valuation reserve	(747)	(3,590)	(95,765)
Change in non-admitted assets	(46,897)	(103,481)	(29,184)
Change in reserve on account of change in valuation basis (increase) or decrease	–	–	(1,859)
Change in pension liability	27,534	88,438	26,426
Total surplus at end of year	$1,876,262	$1,789,553	$1,681,846

See accompanying notes.

Woodmen of the World Life Insurance Society

Statements of Cash Flow – Statutory Basis

(Dollars in Thousands)

	Year Ended December 31
	2025	2024	2023
Operating activities
Premium and annuity considerations	$622,513	$695,285	$749,174
Net investment income received	426,371	408,468	393,997
Other income	26,477	17,323	12,587
Total cash provided by operations	1,075,361	1,121,076	1,155,758

Benefits paid	(946,693)	(1,017,852)	(1,004,480)
Net transfers from separate accounts	9,240	12,496	18,649
Commissions and other expenses paid	(251,347)	(240,217)	(220,821)
Refunds paid to members	(20,329)	(22,794)	(24,372)
Total cash used in operations	(1,209,129)	(1,268,367)	(1,231,024)
Net cash provided by (used in) operating activities	(133,768)	(147,291)	(75,266)

Investing activities
Proceeds from sales, maturities, or repayments of investments:
Bonds	636,105	741,018	1,256,092
Stocks	93,866	228,035	51,008
Mortgage loans	327,867	213,215	198,265
Real estate	9,640	6,157	2,244
Other invested assets	11,023	10,113	3,056
Securities lending	–	–	130,540
Net gains (losses) on cash, cash equivalents and short-term investments	(1)	(241)	(1)
Miscellaneous proceeds	27,716	61,734	18,291
Total investment proceeds	1,106,216	1,260,031	1,659,495

Cost of investments acquired:
Bonds	(798,903)	(525,561)	(1,055,267)
Common stocks	(24,528)	(18,476)	(29,783)
Mortgage loans	(280,520)	(254,375)	(259,682)
Real estate	(8,283)	(12,308)	(13,271)
Other invested assets	(24,416)	(19,206)	(36,584)
Securities lending	–	–	(167,293)
Miscellaneous applications	(14,988)	(53,255)	(21,696)
Total cost of investments acquired	(1,151,638)	(883,181)	(1,583,576)
Net decrease in certificate loans	(558)	(568)	2,434
Net cash provided by (used in) investing activities	(45,980)	376,282	78,353

Financing and other miscellaneous activities
Change in payable for securities lending	–	–	36,753
Other cash used in financing activities and miscellaneous sources	14,367	(33,912)	(4,142)
Net cash from financing and miscellaneous sources	14,367	(33,912)	32,611

Net increase (decrease) in cash, cash equivalents and short-term investments	(165,381)	195,079	35,698
Cash, cash equivalents and short-term investments at beginning of year	269,713	74,634	38,936
Cash, cash equivalents and short-term investments at end of year	$104,332	$269,713	$74,634

Supplemental disclosure of cash flow for non-cash transactions:
Exchanges of stocks and bonds	$29,276	$14,368	–
Conversion of mortgage loans to real estate	$2,121	$5,461	–

See accompanying notes.

Woodmen of the World Life Insurance Society

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands)

December 31, 2025

1. Nature of Operations and Significant Accounting Policies

Description of Business

Woodmen of the World Life Insurance Society (WoodmenLife) is a nonprofit fraternal benefit society incorporated in the state of Nebraska, exempt from tax under Internal Revenue Code (IRC) Section 501(c)(8).

WoodmenLife operates in the individual insurance market, with emphasis on life and annuity products. The vast majority of WoodmenLife’s premiums are in the family market, resulting in a relatively small average size certificate issued and in force. WoodmenLife markets its products through a captive field force and is licensed in all 50 states and the District of Columbia.

WoodmenLife operates in a business environment with many inherent risks, which can be broadly categorized as credit, legal, liquidity, market, operational, pricing/underwriting, reputation, and strategic risks. Risks from any of these categories can present unique challenges, which is why WoodmenLife performs rigorous stress testing on all identified risks and maintains capital levels to sufficiently protect against adverse events. WoodmenLife’s RBC ratio was 799% as of December 31, 2025.

WFS Holdings, Inc., a wholly owned subsidiary of WoodmenLife, operates as a holding company for subsidiary entities of WoodmenLife. Subsidiary entities include Woodmen Financial Services, Inc. and Woodmen Insurance Agency, Inc.

Woodmen Financial Services, Inc., a wholly owned subsidiary of WFS Holdings, Inc., operates as an introducing broker-dealer engaged in the sale of a proprietary variable product offered by WoodmenLife to its members.

Woodmen Insurance Agency, Inc., a wholly owned subsidiary of WFS Holdings, Inc., is an insurance agency offering insurance products not offered by WoodmenLife.

Basis of Presentation

WoodmenLife’s financial statements have been prepared on the basis of accounting practices prescribed or permitted by the Nebraska Department of Insurance (statutory accounting practices), which practices differ from U.S. generally accepted accounting principles (GAAP).

Woodmen of the World Life Insurance Society

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

1. Nature of Operations and Significant Accounting Policies (continued)

The more significant differences between statutory accounting practices and GAAP are as follows:

Investments in bonds are reported at amortized cost or fair value based on their National Association of Insurance Commissioners’ (NAIC) rating for statutory purposes. For GAAP purposes, such investments in fixed maturities are designated at purchase as held-to-maturity, trading, or available for sale. Held-to-maturity investments in fixed maturities are reported at amortized cost. The remaining investments in fixed maturities are reported at fair value, with the unrealized holding gains and losses reported in operations for those designated as trading and as a separate component of surplus for those designated as available for sale.

All single class and multi-class mortgage-backed/asset-backed securities are adjusted for the effects of changes in prepayment assumptions on the related accretion of discount or amortization of premium of such securities using the retrospective method. If the fair value of the mortgage-backed/asset-backed security is less than amortized cost, an entity shall assess whether the impairment is other-than-temporary. An other-than-temporary impairment is considered to have occurred if the discounted estimated future cash flows are less than the amortized cost basis of the security. An other-than-temporary impairment is also considered to have occurred if the fair value of the mortgage-backed/asset-backed security is less than its amortized cost basis and the entity intends to sell the security or the entity does not have the intent and ability to hold the security for a period of time sufficient to recover the amortized cost basis.

If it is determined an other-than-temporary impairment has occurred as a result of the cash flow analysis, the security is written down to the discounted estimated future cash flows. If an other-than-temporary impairment has occurred due to intent to sell or lack of intent and ability to hold, the security is written down to fair value.

Under GAAP, if the Company does not intend to sell and it is not more likely than not that the Company will be required to sell the debt security but also do not expect to recover the entire amortized cost basis of the security, a credit loss would be recognized in operations for the amount of the credit loss. The difference between the present value of expected future cash flows and the amortized cost basis of the security is the amount of credit loss recognized in operations. The recognized credit loss is limited to the total unrealized loss on the security (i.e. the fair value floor).

Woodmen of the World Life Insurance Society

Notes to Financial Statements – Statutory Basis  (continued)

(Dollars in Thousands)

1. Nature of Operations and Significant Accounting Policies (continued)

For statutory purposes, valuation allowances, if necessary, are established for mortgage loans based on the difference between the net value of the collateral, determined as the fair value of the collateral less estimated costs to obtain and sell, and the recorded investment in the mortgage loan. Under GAAP, credit loss allowances would be established when the Company determines it is probable that it will be unable to collect all amounts (both principal and interest) due according to the contractual terms of the loan agreement. Such credit loss allowances are based on the present value of expected future cash flows discounted at the loan’s effective interest rate or, if foreclosure is probable, on the estimated fair value of the underlying real estate. The initial valuation allowance and subsequent changes in the allowance for mortgage loans are charged or credited directly to surplus as part of the change in the asset valuation reserve (AVR) for statutory purposes, rather than being included as a component of operations, as would be required by GAAP.

The AVR provides a valuation allowance for invested assets. The AVR is determined for STAT by NAIC-prescribed calculations with changes reflected directly in surplus and is not done for GAAP.

Investment and foreclosed real estate are carried at the lower of cost or market and are reported net of related obligations rather than on a gross cost less accumulated depreciation basis as for GAAP. Real estate owned and occupied by the Company is included in investments rather than reported as an operating asset as under GAAP, and investment income and operating expenses for statutory reporting include rent for WoodmenLife’s occupancy of those properties. Changes between depreciated cost and admitted amounts are credited or charged directly to unassigned surplus rather than to income as would be required under GAAP.

Under a formula determined by the NAIC, WoodmenLife defers in the Interest Maintenance Reserve (IMR) the portion of realized gains and losses on sales of fixed income investments, principally bonds and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity. Realized capital gains and losses are reported in operations net of transfers to the IMR for statutory purposes rather than reported in the statement of operations in the period that the asset giving rise to the gain or loss is sold under GAAP.

Woodmen of the World Life Insurance Society

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

1. Nature of Operations and Significant Accounting Policies (continued)

The accounts and operations of WoodmenLife’s subsidiaries are not consolidated with the accounts and operations of WoodmenLife, and WoodmenLife’s share of undistributed earnings and losses of these subsidiaries is included in unrealized gains and losses, whereas consolidation is required under GAAP.

The direct and incremental costs of acquiring and renewing business are charged to current operations as incurred for statutory purposes rather than deferred and amortized over the premium-paying period or in proportion to the present value of expected gross profit margins for GAAP purposes.

Certain assets designated as non-admitted are excluded from the accompanying statutory basis balance sheets and are charged directly to surplus. Under GAAP, such assets are included in the balance sheet.

Certificate reserves on traditional life insurance products are based on statutory mortality rates and interest that may differ from reserves based on best estimate assumptions of expected mortality, interest, and withdrawals used for GAAP purposes, which include a provision for possible unfavorable deviation from such assumptions.

Certificate reserves on certain investment products use discounting methodologies based on statutory interest rates rather than full account values under GAAP.

Revenues for universal life-type policies and annuity policies with mortality or morbidity risk consist of premiums received, and benefits incurred represent the total death benefits paid and the change in policy reserves for statutory purposes. Under GAAP, revenues include only policy charges for the cost of insurance, certificate initiation and administration, surrender charges, and other fees that have been assessed against certificate account values, and benefits represent the excess of benefits paid over the policy account value and interest credited to the account values.

Expense allowances on reinsurance ceded are credited to income at the time the premium is ceded for statutory purposes rather than as a reduction to the amount of costs deferred and amortized over the premium-paying period or in proportion to the present value of expected gross profit margins for GAAP purposes.

Reinsurance amounts are netted against the corresponding receivable or payable balances for statutory purposes rather than shown as gross amounts on the balance sheet under GAAP.

Woodmen of the World Life Insurance Society

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

1. Nature of Operations and Significant Accounting Policies (continued)

Expenses for pension benefits and postretirement benefits other than pensions are recognized in accordance with statutory accounting, which does not accrue for the nonvested employees or future earnings considerations rather than including active participants not currently eligible and future earnings considerations for GAAP purposes.

Refunds to members are recognized when declared for statutory purposes rather than over the term of the related policies under GAAP.

The effects of the foregoing variances from GAAP have not been determined but are presumed to be material.

Use of Estimates in the Preparation of Financial Statements

The preparation of WoodmenLife’s statutory basis financial statements and accompanying notes requires management to make estimates and assumptions that affect the amounts reported and disclosed. These estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed in the statutory basis financial statements and accompanying notes.

Cash, Cash Equivalents and Short-Term Investments

The Company considers all highly liquid investments with a maturity of one year or less when purchased to be short-term investments and are valued at amortized cost. Cash and cash equivalents consist of cash-in-bank, cash-in-transit, money market mutual funds and all highly liquid securities with remaining maturity of three months or less. Money market mutual funds are stated at amortized cost which approximates fair value.

Investments

Securities are valued in accordance with methods prescribed by the NAIC. Bonds are stated principally at cost, adjusted for amortization of premiums and accretion of discounts, both computed using the modified scientific method, and adjusted for other-than-temporary declines in fair value. In August of 2023, the NAIC issued revisions to SSAP No. 26, Bonds, SSAP No. 43, Loan-Backed and Structured Securities, and SSAP No. 21, Other Admitted Assets. The revised guidance updates the definition of a bond, revises the accounting for bonds, and updates various SSAPs to reflect the revised definition. There was no material effect on the Company’s financial statements during 2025 from these revisions to the SSAP’s.

Woodmen of the World Life Insurance Society

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

1. Nature of Operations and Significant Accounting Policies (continued)

For the loan-backed securities included in the bond portfolio, the Company uses the retrospective adjustment method for the effects of changes in prepayment assumptions on the related accretion of discount or amortization of premium of these securities. Prepayment assumptions for publicly traded loan-backed securities are obtained from Bloomberg. Privately placed loan-backed securities do not require adjustments for prepayment risks due to provisions within the terms and conditions of the notes. Equity tranche investments in collateralized debt obligations are classified as other invested assets (fixed income and common stock joint ventures) and are valued based on the prospective adjustment method for the effects of changes in prepayment and default assumptions. Prepayment and default assumptions are obtained from a third-party broker. Common stocks are reported at fair value for unaffiliated companies and adjusted for other-than-temporary declines in fair value. For WoodmenLife’s noninsurance subsidiary, the common stock is carried at the GAAP equity value of the subsidiary. Preferred stocks are all considered perpetual, valued at either fair value or amortized cost, dependent on the underlying bond characteristics. The value should not exceed any currently effective call price.

Mortgage loans are stated at the unpaid principal balance less any unearned discount. WoodmenLife records impaired loans at the present value of expected future cash flows discounted at the loan’s effective interest rate or, as an expedient, at the loan’s observable market price or the fair value of the collateral if the loan is collateral-dependent. A loan is impaired when it is probable the creditor will be unable to collect all contractual principal and interest payments due in accordance with the terms of the loan agreement.

Real estate occupied by WoodmenLife and real estate held for the production of income are reported at depreciated cost, net of encumbrances. Investment real estate that WoodmenLife has the intent to sell is reported at the lower of depreciated cost or fair value, net of encumbrances. Depreciation is calculated on both a straight-line basis and an accelerated basis over the estimated useful lives of the properties.

Certificate loans are stated at unpaid principal balances, including accrued interest.

Net realized capital gains and losses on investments are determined using the specific identification basis, recorded as of trade date.

Woodmen of the World Life Insurance Society

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

1. Nature of Operations and Significant Accounting Policies (continued)

The AVR provides a reserve for losses from investments in bonds, common and preferred stocks, mortgage loans, real estate, and other invested assets, with related increases or decreases being recorded directly to surplus. Unrealized capital gains and losses on investments, including changes in mortgage and security reserves, are recorded directly in surplus. Comparable adjustments are also made to the AVR. Declines in value deemed to be other than temporary are charged to the statutory basis statements of operations as realized losses.

The IMR primarily defers certain interest-related gains and losses on sales of fixed income securities that are amortized into net income over the estimated remaining lives of the investments sold. A limited, optional, statutory accounting provision allows for the admittance of net negative (disallowed) IMR with certain restrictions. These provisions are permitted as a short-term solution until December 31, 2026, and will be automatically nullified on January 1, 2027. WoodmenLife adopted these provisions for 2025 reporting purposes and has included an IMR asset as of December 31, 2025, 2024 and 2023. The net negative (disallowed) IMR in aggregate and allocated to the General Account (Unassigned Surplus) was $54,616 in 2025. The amount of negative IMR admitted in the General Account and reported as an asset in 2025 was also $54,616. Adjusted Capital & Surplus calculation totaled $1,723,196, which represents 3.2% of total net negative (disallowed) IMR admitted in General Account. The net negative (disallowed) IMR in aggregate and allocated to the General Account (Unassigned Surplus) was $65,536 in 2024. The amount of negative IMR admitted in the General Account and reported as an asset in 2024 was also $65,536.Adjusted Capital & Surplus calculation totaled $1,609,068, which represents 4.1% of total net negative (disallowed) IMR admitted in General Account.

WoodmenLife may take positions from time to time in certain derivative instruments to manage the impact of changes in interest rates, the change in equity market values or equity indices on certain certificate liabilities. Financial instruments used for such purposes include options on interest rate swaps, S&P 500 options, and covered equity call options. As of December 31, 2025, $60,608 of purchased S&P 500 options were owned and $33,097 of S&P 500 options were written. As of December 31, 2024, $50,956 of purchased S&P 500 options were owned and $26,053 of S&P 500 options were written.

Woodmen of the World Life Insurance Society

Notes to Financial Statements – Statutory Basis (continued) (continued)

(Dollars in Thousands)

1. Nature of Operations and Significant Accounting Policies (continued) (continued)

Derivative instruments are valued consistently with the accounting treatment of the underlying security. Exchange traded S&P 500 call options are carried at fair value based on values quoted by the exchange. The liability for positions in covered equity calls are also carried at fair value based upon exchange values. The change in market value for options is recorded directly to surplus as a change in unrealized gains and losses.

WoodmenLife’s risk of loss is typically limited to the fair value of the derivative instruments, not the notional or contractual amounts of these derivatives. Risk arises from changes in the fair value of the underlying instruments.

Securities Lending

In order to generate income and to offset expenses, WoodmenLife lends portfolio securities to registered broker-dealers or other eligible parties. Loans of securities may not exceed 20% of WoodmenLife’s total admitted assets. In return for the loaned securities, the borrower provides cash in an amount equal to at least 102% of the current fair value of the loaned securities, including accrued interest. The trust department of a financial institution administers WoodmenLife’s securities lending program. The administrator monitors the adequacy of the cash collateral daily and requires the borrower to provide additional cash collateral in the event the value of the cash collateral falls below 100% of the fair value of the securities on loan. At December 31, 2025 and 2024, the cash collateral received from the borrowers aggregated $89,331 and $118,318, respectively. WoodmenLife has the right to call any such loan and obtain the securities loaned at any time as allowed by required notice provisions. The loaned securities remain the property of WoodmenLife and therefore continue to be carried and accounted for as invested assets. The invested collateral and the liability representing the obligation to return it is also recorded on the balance sheet.

At December 31, 2025 and 2024, the following securities were loaned to broker-dealers and other eligible parties:

	2025	2024
	General	General
	Account	Account

Bonds, at amortized cost	$75,827	$92,938
Preferred stocks, at fair value	7,567	20,625
Common stocks, at fair value	3,829	5,207
Total	$87,223	$118,770

Woodmen of the World Life Insurance Society

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

1. Nature of Operations and Significant Accounting Policies (continued)

At December 31, 2025 and 2024, the fair value of the above securities aggregated $87,366 and $115,691, respectively.

The contractual maturities of the cash collateral received as of December 31, 2025 are as follows:

General Account
Cash collateral received – securities lending
Open	$89,331
30 days or less	-
31 to 60 days	-
61 to 90 days	-
Greater than 90 days	-

Sub-total	89,331
Securities received	-

Total collateral received	$89,331

The maturity dates of the reinvested securities lending collateral as of December 31, 2025 are as follows:

General Account
	Amortized Cost	Fair Value
Cash collateral reinvested – securities lending
Open	$(1,210)	$(1,210)
30 days or less	90,551	90,551
31 to 60 days	-	-
61 to 90 days	-	-
91 to 120 days	-	-
121 to 180 days	-	-
181 to 365 days	-	-
1 to 2 years	-	-
2 to 3 years	-	-
Greater than 3 years	-	-
Sub-total	89,341	89,341
Securities received	-	-
Total collateral reinvested	$89,341	$89,341

Woodmen of the World Life Insurance Society

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

1. Nature of Operations and Significant Accounting Policies (continued)

WoodmenLife has a revenue-sharing agreement with the custodian bank, whereby the cash collateral is invested in certain money market and short-term bond funds. Under the arrangement, earnings generated by the investments are shared between WoodmenLife and the custodian bank, thus generating an additional return on the loaned securities. At December 31, 2025 and 2024, this fair value of the money market and short-term bond funds aggregated $89,341 and $118,312, respectively.

Restricted Assets

	Gross Restricted Current Year								Percentage
			Total
			Separate					Total	Gross	Admitted
	Total	G/A Supporting S/A Activity	Account	S/A Assets		Total		Current	Restricted	Restricted
	General		(S/A)	Supporting		From		Year	to	to Total
	Account		Restricted	G/A		Prior	Increase/	Admitted	Total	Admitted
	(G/A)		Assets	Activity	Total	Year	Decrease	Restricted	Assets	Assets
Collateral held under security lending agreements	$89,341	$-	$-	$-	$89,341	$118,312	$(28,971)	$89,341	0.75%	0.79%

FHLB capital stock	532	-	-	-	532	510	22	532	0.00%	0.00%
On deposit with states	639	-	-	-	639	638	-	639	0.01%	0.01%
Total restricted assets	$90,512	$-	$-	$-	$90,512	$119,460	$(28,949)	$90,512	0.76%	0.80%

	Gross Restricted Prior Year								Percentage
			Total
			Separate					Total	Gross	Admitted
	Total	G/A Supporting S/A Activity	Account	S/A Assets		Total		Current	Restricted	Restricted
	General		(S/A)	Supporting		From		Year	to	to Total
	Account		Restricted	G/A		Prior	Increase/	Admitted	Total	Admitted
	(G/A)		Assets	Activity	Total	Year	Decrease	Restricted	Assets	Assets
Collateral held under security lending agreements	$118,312	$-	$-	$-	$118,312	$167,293	(48,981)	$118,312	1.00%	1.05%

FHLB capital stock	510				510		510	510	0.00%.	0.00%
On deposit with states	638	-	-	-	638	639	-	638	0.00%	0.01%
Total restricted assets	$119,460	$-	$-	$-	$119,460	$167,932	$(48,471)	$119,460	1.00%	1.06%

WoodmenLife is a member of the Federal Home Loan Bank of Topeka with 500 shares of Class A capital stock and 322 shares of Excess Class B stock. Its membership is for strategic use as operation funding, with limits consistent with its risk management processes. Currently there are no borrowings through this membership.

Woodmen of the World Life Insurance Society

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

1. Nature of Operations and Significant Accounting Policies (continued)

Reserves for Insurance, Annuity, and Accident and Health Certificates

Life, annuity, and accident and health disability benefit reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed certificate cash values or the amounts required by the Nebraska Department of Insurance. WoodmenLife waives deduction of deferred fractional premiums on the death of life and annuity certificate insureds and returns any portion of the final premium beyond the date of death. Surrender values on certificates do not exceed the corresponding benefit reserves. Substandard certificates are valued on the same basis as standard certificates. Additional reserves are established when the results of cash flow testing under various interest rate scenarios indicate the need for such reserves or the net premiums exceed the gross premiums on any insurance in force.

Tabular interest, tabular less actual reserves released, and tabular cost have been determined by the formulas specified in the NAIC instructions. Tabular interest on funds not involving life contingencies is equal to the guaranteed interest credited to these funds during the year.

Certificates issued on or after January 1, 2022, use VM-20 reserving methodologies. VM-20 is a life principle-based reserve framework in which the reserve is the greatest of three components, a net premium reserve (NPR), deterministic reserve (DR), and stochastic reserve (SR). WoodmenLife’s product categories included under principle-based reserving are fixed-premium term certificates, fixed-premium permanent certificates, and universal life with secondary guarantees. The fixed-premium term certificates include base coverages, other insured riders, and child riders. The VM-20 net premium reserves are based on prescribed assumptions and the deterministic and stochastic reserves use prudent estimate assumptions and interest/equity scenarios, as applicable.

Additionally, deferred variable annuity products use VM-21. VM-21 specifies statutory reserve requirements for all variable annuities. The aggregate reserve for contracts falling within the scope of these requirements equal the stochastic reserve plus the additional standard projection amount.

Woodmen of the World Life Insurance Society

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

1. Nature of Operations and Significant Accounting Policies (continued)

The liability for unpaid accident and health claims is an estimate of the ultimate net cost of all reported and unreported losses not yet settled. This liability is estimated using actuarial analyses and case-basis evaluations. Although considerable variability is inherent in such estimates, WoodmenLife believes that the liability for unpaid claims is adequate. These estimates are continually reviewed, and as adjustments to this liability become necessary, such adjustments are reflected in current operations.

Revenue Recognition and Related Expenses

Life premiums are recognized as income over the premium paying period of the related certificates. Annuity considerations are recognized as revenue when received. Deposits on deposit-type contracts are recorded directly as a liability when received. Health premiums are earned ratably over the terms of the related insurance and reinsurance contracts or policies. Expenses incurred in connection with acquiring new insurance business, including acquisition costs such as commissions, are charged to operations as incurred.

Reinsurance

WoodmenLife reinsures certain risks related to a portion of its life and accident and health insurance business. Reinsurance premiums, expenses, and reserves related to reinsured business are accounted for on a basis consistent with that used for the original policies issued and the terms of the reinsurance contracts. Premiums ceded to other entities (2025 – $61,567; 2024 – $35,472; and 2023 – $30,137) are reported as a reduction of premium income and insurance reserves applicable to reinsurance ceded have also been reported as reductions of reserves (2025 – $103,665 and 2024 – $99,437). WoodmenLife received reinsurance recoveries in the amount of $40,305 and $16,275 during 2025 and 2024, respectively. WoodmenLife is contingently liable with respect to reinsurance ceded to other entities in the event the reinsurer is unable to meet the obligations that it has assumed.

Separate Accounts

Separate accounts represent funds related to WoodmenLife’s pension plan liabilities, which are backed by mutual funds and bonds, and the WoodmenLife Variable Annuity Account. The separate account assets supporting the contract liabilities are 100% legally insulated from the general account liabilities of WoodmenLife.

Woodmen of the World Life Insurance Society

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

1. Nature of Operations and Significant Accounting Policies (continued)

As of December 31, 2025 and 2024, the fair value of mutual funds and bonds used to back pension plan liabilities was $415,503 and $403,220 respectively. As of December 31, 2025 and 2024, there were no dividends declared.

The remaining assets and liabilities in the separate accounts represent funds for an individual annuity product with a nonguaranteed return and for which the certificate holder, rather than WoodmenLife, bears the investment risk. Separate account assets, which consist of investments in mutual funds and one money market mutual fund, are reported at fair value. At December 31, 2025 and 2024, the fair value of these investments was $651,362 and $573,326, respectively. Income due and accrued as of December 31, 2025 and 2024 was $1,843 and $1,364.

The statutory basis statements of operations include the premiums, benefits, and other items arising from operations of the WoodmenLife Variable Annuity Account. Revenues and expenses related to the WoodmenLife Variable Annuity Account, to the extent of benefits paid or provided to the WoodmenLife Variable Annuity Account certificate holders, are excluded from the amounts reported in the accompanying statutory basis statements of operations. The total assets and liabilities relating to the separate accounts have been shown as a separate line item on the statutory basis balance sheets.

Fraternal Benefit Expenses

Fraternal benefit expenses represent expenditures made primarily for membership activities.

Other

Non-admitted assets (principally prepaid pension expense, overfunded pension assets and certain investments, receivables, and furniture and equipment) have been excluded from the statutory basis balance sheets through a change to surplus.

One hundred percent of the WoodmenLife’s life contracts are considered to be participating. Refunds to be paid to certificate holders are determined annually by resolution of WoodmenLife’s Board of Directors. The aggregate amount of certificate refunds is related to actual interest, mortality, morbidity, and expense experience for the year and judgment as to the appropriate level of statutory surplus to be retained by WoodmenLife. Certificate holders may receive their refund in cash, apply the refund to the purchase of fully paid-up insurance, apply the refund as renewal premium, or leave the refund on deposit with WoodmenLife to accumulate interest. An estimated provision has been made for refunds expected to be paid in the following calendar year.

Woodmen of the World Life Insurance Society

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

1. Nature of Operations and Significant Accounting Policies (continued)

Subsequent Events

WoodmenLife has evaluated all events occurring after December 31, 2025 through April 28, 2026, the date the statutory basis financial statements were available to be issued, to determine whether any event required either recognition or disclosure in the statutory basis financial statements. As a result of this evaluation, no material subsequent events have been noted.

2. Investments

The amortized cost and estimated fair value of bonds and common stocks as of December 31, 2025 and 2024, are as follows:

		Gross	Gross
	Amortized	Unrealized	Unrealized	Estimated
	Cost	Gains	Losses	Fair Value
December 31, 2025
Bonds – Issuer Credit Obligations
U.S. Government Obligations	633	-	(71)	562
Other U.S. Government Obligations	87,390	-	(19,185)	68,205
Muni Bonds – General Obligation	164,212	993	(14,952)	150,253
Muni Bonds – Special Revenue	443,265	754	(65,637)	378,382
Project Finance Bonds	21,603	32	(2)	21,633
Corporate Bonds	3,765,185	35,719	(145,535)	3,655,369
Other Issuer Credit Obligations	26,042	896	(186)	26,752
Total – Issuer Credit Obligations	4,508,330	38,394	(245,568)	4,301,156
Bonds – Asset-Backed Securities
FAB Agency Residential MBS	122,583	2,030	(2,260)	122,353
FAB Agency Commercial MBS	1,258,394	6,792	(88,864)	1,176,322
FAB Non-Agency Residential MBS	438,673	3,515	(34,427)	407,761
FAB Non-Agency Commercial MBS	14,054	2	-	14,056
FAB Non-Agency CLO/CBO/CDO	103,949	807	(168)	104,588
FAB Other Financial ABS	87,234	52	(4,419)	82,867
Non-FAB Lease-Backed Securities	18,751	63	(98)	18,716
Non-FAB Other Non-Financial ABS	70,331	378	(737)	69,972
Total - Asset-Backed Securities	2,113,969	13,639	(130,973)	1,996,635
Total Bonds	$6,622,299	$52,033	$(376,541)	$6,297,791

Woodmen of the World Life Insurance Society

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

2. Investments (continued)

Stocks:
Common-Unaffiliated	209,174	244,395	(3,206)	450,363
Preferred	129,661	8	(79)	129,590
	$338,835	$244,403	$(3,285)	$579,953

		Gross	Gross
	Amortized	Unrealized	Unrealized	Estimated
	Cost	Gains	Losses	Fair Value
December 31, 2024
Bonds:
United States government and agencies	$207,946	$313	$(6,213)	$202,046
States and political subdivisions	771,077	340	(136,296)	635,121
Foreign governments	436,193	692	(54,067)	382,818
Corporate securities	3,721,375	11,764	(205,591)	3,527,548
Mortgage- and asset-backed securities	1,316,732	1,285	(152,051)	1,165,966
	$6,453,323	$14,394	$(554,218)	$5,913,499

Stocks:
Common-Unaffiliated	228,071	232,888	(2,833)	458,126
Preferred	137,848	21	(124)	137,745
	$365,919	$ 232,909	$ (2,957)	$ 595,871

WoodmenLife closely monitors the financial condition and operations of the securities rated below investment grade and of certain investment grade securities on which it has concerns regarding credit quality. The Company also regularly monitors industry sectors. WoodmenLife considers relevant facts and circumstances in evaluating whether the impairment is other than temporary, including (1) the probability of WoodmenLife collecting all amounts due according to the contractual terms of the security in effect at the date of acquisition and (2) WoodmenLife’s decision to sell a security prior to its maturity at an amount below its carrying amount, or with respect to certain asset backed or structured securities, its ability and intent to hold until recovery to cost or amortized cost. Additionally, financial condition, near-term prospects of the issuer, and nationally

Woodmen of the World Life Insurance Society

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

2. Investments (continued)

recognized credit rating changes are monitored. For asset-backed securities, cash flow trends and underlying levels of collateral are monitored. WoodmenLife will record a charge to the statutory basis statements of operations to the extent that these securities are subsequently determined to be other-than-temporarily impaired. WoodmenLife believes the issuers of the securities in an unrealized loss position will continue to make payments as scheduled.

For bonds with unrealized losses as of December 31, 2025, the gross unrealized losses and fair value, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position, are summarized as follows:

	Less Than 12 Months		Greater Than or Equal to 12 Months		Total
		Gross		Gross		Gross
	Estimated	Unrealized	Estimated	Unrealized	Estimated	Unrealized
	Fair Value	Losses	Fair Value	Losses	Fair Value	Losses
Bonds:
US Government	$ 562	$ (71)	$ -	$ -	$ 562	$ (71)
All Other Governments	68,205	(19,186)			68,205	(19,186)
Muni Bonds – General Obligations	3,344	(18)	105,745	(14,934)	109,089	(14,952)
Muni bonds – special Revenue	20,459	(197)	312,085	(65,440)	332,544	(65,637)
Project Finance Bonds	11,251	(2)	-	-	11,251	(2)
Corporate Bonds	108,814	(3,001)	2,062,195	(142,534)	2,171,009	(145,535)
Other Issuer Credit Obligations	-	-	5,094	(186)	5,094	(186)
Financial ABS – Self- Liquidating	84,895	(2,214)	1,220,014	(127,924)	1,304,909	(130,138)
Financial ABS – Not Self-Liquidating Non-Financial ABS	2,258	(24)	46,083	(811)	48,341	(835)
Total bonds	$ 299,788	$(24,713)	$3,751,216	$(351,829)	$4,051,004	$(376,542)

99.7% of the unrealized losses on fixed maturity securities are on securities that are rated investment grade. Investment grade securities are defined as those securities rated a 1 or 2 by the Investment Analysis Office of the NAIC. Unrealized losses on investment grade securities are principally related to changes in market interest rates or changes in credit spreads since the securities were acquired.

Woodmen of the World Life Insurance Society

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

2. Investments (continued)

For bonds with unrealized losses as of December 31, 2024, the gross unrealized losses and fair value, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position, are summarized as follows:

	Less Than 12 Months		Greater Than or Equal to 12 Months		Total
		Gross		Gross		Gross
	Estimated	Unrealized	Estimated	Unrealized	Estimated	Unrealized
	Fair Value	Losses	Fair Value	Losses	Fair Value	Losses
Bonds:
US Government	$ 70,537	$ (971)	$ 97,218	$ (5,243)	$ 167,755	$ (6,213)
States and political subdivisions	78,265	(2,281)	531,437	(134,015)	609,702	(136,296)
Foreign governments	20,182	(658)	329,189	(53,409)	349,371	(54,067)
Corporate securities	445,707	(10,097)	2,478,441	(195,495)	2,924,148	(205,591)
Mortgage- and asset-backed securities	131,434	(3,450)	998,002	(148,601)	1,129,436	(152,051)
Total bonds	$ 746,125	$(17,457)	$4,434,287	$(536,763)	$5,180,412	$(554,218)

99.7% of the unrealized losses on fixed maturity securities are on securities that are rated investment grade. Investment grade securities are defined as those securities rated a 1 or 2 by the Investment Analysis Office of the NAIC. Unrealized losses on investment grade securities are principally related to changes in market interest rates or changes in credit spreads since the securities were acquired.

The following table shows gross unrealized losses and fair values of common and preferred stocks, aggregated by length of time that individual securities have been in a continuous unrealized loss position:

	Less Than 12 Months		12 Months or More		Total
		Gross		Gross		Gross
	Estimated	Unrealized	Estimated	Unrealized	Estimated	Unrealized
	Fair Value	Losses	Fair Value	Losses	Fair Value	Losses
December 31, 2025
Stocks:
Preferred stocks	$82,003	$(9,861)	$21,512	$(6,041)	$103,515	$(15,902)
Common stocks (unaffiliated)	4,444	(803)	8,278	(2,402)	12,722	(3,205)
Total	$86,447	$(10,664)	$29,790	$(8,443)	$116,237	$(19,107)

Woodmen of the World Life Insurance Society

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

2. Investments (continued)

	Less Than 12 Months		12 Months or More		Total
		Gross		Gross		Gross
	Estimated	Unrealized	Estimated	Unrealized	Estimated	Unrealized
	Fair Value	Losses	Fair Value	Losses	Fair Value	Losses
December 31, 2024
Stocks:
Preferred stocks	$2,040	$(341)	$49,323	$(2,233)	$51,363	$(2,574)
Common stocks (unaffiliated)	2,988	(437)	11,469	(2,396)	14,457	(2,833)
Total	$5,028	$(778)	$60,792	$(4,629)	$65,820	$(5,407)

WoodmenLife believes the unrealized losses are temporary declines based on its evaluation of current economic conditions and company-specific information and believes the declines are temporary in nature.

The amortized cost and estimated fair value of bonds at December 31, 2025, by contractual maturity, are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

	Amortized	Estimated
	Cost	Fair Value

Due in one year or less	$242,795	$242,194
Due one through five years	1,622,271	1,571,677
Due five through ten years	1,701,009	1,622,153
Due after ten years	942,255	865,132
Mortgage-backed and other securities without a single maturity date	2,113,969	1,996,635
	$6,622,299	$6,297,791

Woodmen of the World Life Insurance Society

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

2. Investments (continued)

Major categories of net investment income are summarized as follows:

	Year Ended December 31
	2025	2024	2023

Bonds	$261,113	$246,789	$246,487
Preferred stocks	7,414	7,925	8,387
Common stocks	7,970	10,011	10,974
Mortgage loans	108,912	102,527	94,377
Real estate	22,276	23,642	22,079
Certificate loans	9,183	9,141	9,132
Cash, cash equivalents and short-term investments	5,188	5,740	3,828
Other invested assets	10,219	1,178	(550)
Other	3,924	3,786	3,742
	436,199	410,739	398,456
Less investment expenses	(25,997)	(26,830)	(24,164)
	$410,202	$383,909	$374,292

Interest income is recognized on an accrual basis. WoodmenLife does not accrue income on bonds in default, mortgage loans on real estate in default and/or foreclosure or which are delinquent more than twelve months, or on real estate where rent is in arrears for more than three months. Income is also not accrued when collection is uncertain. In addition, accrued interest is excluded from investment income when payment exceeds 90 days past due. Interest income on nonperforming loans generally is recognized on a cash basis. WoodmenLife did not recognize any interest income on impaired loans for the years ended December 31, 2025, 2024, or 2023. The Company did not recognize any interest income on a cash basis for the years ended December 31, 2025, 2024, or 2023. At December 31, 2025 and 2024, the Company excluded investment income due and accrued for investments in default of $0 and $0, respectively, with respect to such practices.

Woodmen of the World Life Insurance Society

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

2. Investments (continued)

The major components of realized capital gains (losses) on investments reflected in operations and unrealized capital gains (losses) on investments reflected directly in surplus are summarized as follows:

		Realized		Change in Unrealized
	Year Ended December 31			Year Ended December 31
	2025	2024	2023	2025	2024	2023
Bonds	$331	$ (3,161)	$(74,505)	$-	$-	$-
Preferred stocks (unaffiliated)	(551)	(3,420)	(11,012)	1,513	12,411	7,217
Common stocks (unaffiliated)	41,831	116,328	9,803	11,134	(12,735)	78,630
Common stocks (affiliated)	-	-	-	(328)	(1,170)	(261)
Mortgage loans	-	(2,261)	-	-	-	-
Real estate	6,426	1,667	1,664	-	-	-
Cash, cash equivalents and short-term investments	-	(241)	(1)	-	-	-
Derivative instruments	13,418	11,862	883	1,918	(304)	11,208
Other invested assets	(1,096)	(3,511)	9	4,715	(2,161)	(2,017)
Total capital gains (losses)	60,359	117,263	(73,159)	18,952	(3,959)	94,777
Transferred to (from) interest maintenance reserve	(214)	(6,584)	76,036	-	-	-
Net capital gains (losses)	$ 60,145	$110,679	$ 2,877	$18,952	$ (3,959)	$94,777

Woodmen of the World Life Insurance Society

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

2. Investments (continued)

Results from sales and redemptions of bonds are summarized below:

	Year Ended December 31
	2025	2024	2023

Proceeds	$361,595	$394,056	$955,085

Gross Realized Gains	543	67	271

Gross Realized (Losses)	(570)	(3,228)	(74,776)

Other than temporary impairments	-	-	-

Realized capital gains (losses) on common stocks in 2025, 2024, and 2023 included the recognition of OTTIs of $0, $0, and $(9,000), respectively.

The corporate private placement bond portfolio is diversified by issuer and industry. At December 31, 2025 and 2024, 21.5%, or $1,437,793, and 8.2%, or $531,085, respectively, of WoodmenLife’s bond portfolio was invested in private placement bonds.

At December 31, 2025 and 2024, bonds and certificates of deposit with a total statement value of $638 and $638, respectively and a fair value of $547 and $557, respectively were on deposit with state insurance departments to satisfy regulatory requirements.

Commercial mortgage loans originated or acquired by WoodmenLife represent its primary area of credit risk exposure. At December 31, 2025 and 2024, the commercial mortgage portfolio is diversified by geographic region and specific collateral property type as follows:

Woodmen of the World Life Insurance Society

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

2. Investments (continued)

Geographic Distribution			Property-Type Distribution
	December 31			December 31
	2025	2024		2025	2024
North Central	$499,415	$504,891	Office	$551,344	$607,734
South Atlantic	596,636	598,556	Industrial	1,041,154	1,078,429
Pacific	448,239	507,762	Retail	686,305	637,132
Mountain	248,184	243,641	Other	79,304	82,159
Mid-Atlantic	269,145	256,851	Total	$2,358,107	$2,405,454

South Central	259,993	256,263
Other	36,495	37,490
Total	$2,358,107	$2,405,454

The credit quality of commercial mortgage loans for the year ended December 31, 2025, were as follows:

Class CM1	$2,316,922
Class CM2	39,024
Class CM3	2,161
Class CM4	0
Class CM5	0

$2,358,107

The credit quality of the commercial mortgage loan portfolio was determined using the Risk-Based Capital reporting methodology adopted by the NAIC. The model assigns a letter rating (CM-1 through CM-5) to each loan in the portfolio using two common, well-known industry metrics: debt service coverage (DSC) and loan-to-value (LTV). DSC captures specific characteristics of a property, plus the impact of the collateral’s local economy on the property’s net operating income. Thus, both property-specific as well as market risks are reflected through the property’s income and DSC calculation. LTV is periodically updated using an independent industry index for property values.

Woodmen of the World Life Insurance Society

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

2. Investments (continued)

During 2025, the respective maximum and minimum lending rates for mortgage loans were 6.58% and 5.59%, respectively. At the issuance of a loan, the percentage of loan to value on any one loan does not exceed 70%. At December 31, 2025 and 2024, the Company had no restructured mortgages. During 2025 and 2024, the Company did not reduce interest rates on any mortgages. In 2025 and 2024, the Company had no mortgages with interest 180 days or more past due. There were no taxes, assessments, or other amounts advanced on mortgage loans during 2025 or 2024.

WoodmenLife had $0 and $2,121 in past due commercial mortgage loans as of the years ended December 31, 2025 and 2024 respectively.

Woodmen Life recognized $0 impairments during 2025 and $2,261 during 2024 and $0 in 2023. The Company accepted a deed in lieu of foreclosure of $0 in 2025 and $5,461 in 2024. All properties covered by mortgage loans have fire insurance at least equal to the excess of the loan over the maximum loan that would be allowed on the land without the building. WoodmenLife did not hold an allowance for credit losses on mortgage loans at December 31, 2025, 2024 or 2023.

Net investment income for the years ended December 31, 2025, 2024, and 2023, included rental income of $2,961, $3,320, and $3,229, respectively, for the Company’s occupancy of office space in one owned real estate property. Rental income from other tenants and operating expenses of the buildings are also included in net investment income. These assets are being depreciated using the straight-line method over their estimated useful lives that range from 31.5 to 50 years. Improvements to property occupied by WoodmenLife are depreciated over a period equal to the lesser of the remaining useful life of the property, the useful life of the improvement, or 10 years. Depreciation expense on home office real estate for the years ended December 31, 2025, 2024, and 2023, was $2,816, $2,643, and $2,527, respectively.

WoodmenLife has other real estate consisting of land and buildings acquired by purchase or through foreclosure on mortgage loans. This real estate is segregated by property held for the production of income and held for sale. Net investment income on properties held for the production of income for the years ended December 31, 2025, 2024, and 2023, included rental income of $19,315, $20,322, and $18,850 respectively, and operating expenses of $7,188, $8,185, and $7,986, respectively. Properties held for sale during 2025, 2024, and 2023 were $0. Net investment income on properties held for sale for the years ended December 31, 2025, 2024, and 2023, included no rental income and operating expenses of $0, $0, and $0 respectively, on these properties. The carrying amount of real estate under leased fee arrangements is being amortized using the straight-line method over the corresponding lease terms that range from 20 to 30

Woodmen of the World Life Insurance Society

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

2. Investments (continued)

years. The remaining other real estate properties are being depreciated using the straight-line method over their estimated useful lives that range from 10 to 50 years. Depreciation expense on properties held for the production of income was $3,983, $4,210, and $3,891 in 2025, 2024, and 2023, respectively.

There were no impairments to real estate property recognized during 2025, 2024 or 2023. Two real estate properties, in total, were fully disposed during 2025, 2024, and 2023, resulting in realized gains/(losses) of $6,426, $1,667 and $1,664 respectively on those transactions.

3. Related-Party Transactions

WoodmenLife has separate servicing agreements with WFS Holdings, Inc., Woodmen Financial Services, Inc., and Woodmen Insurance Agency, Inc. whereby these affiliates reimburse WoodmenLife for direct and allocated indirect costs. Total costs reimbursed by the affiliates were $3,482, $3,696, and $2,678 during 2025, 2024, and 2023, respectively.

WoodmenLife has mortgage loan agreements with fraternal youth camps and chapters. These loans are secured by a first lien on the related land and buildings, bear interest at 6%, and aggregated $201 and $283 as of December 31, 2025 and 2024, respectively.

4. Employee Benefit Plans

Pension Plans

WoodmenLife has a noncontributory, qualified defined benefit pension plan covering substantially all employees and fieldworkers who began service prior to October 1, 2006, with benefits based on years of service and either career or final average earnings. Under the pension plan, retirement benefits are primarily a function of the number of years of service and the level of compensation.

WoodmenLife has a supplemental retirement plan for those pension plan participants whose benefits calculated under the retirement plan formulas exceed ERISA limitations and for nonemployee members of the Board of Directors. This supplemental retirement plan makes up for any shortfall caused by the limitations and functions in the same manner as the retirement plan.

Woodmen of the World Life Insurance Society

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

4. Employee Benefit Plans (continued)

The qualified and supplemental retirement plans are each funded via fixed and variable group deposit fund contracts issued by WoodmenLife and are included in the liability for deposit-type contracts on the statutory basis balance sheets. The Company accrues liabilities in accordance with actuarially determined amounts. As of December 31, 2025 and 2024, the fixed account totaled $412,455 and $422,942, respectively, and the variable account totaled $415,503 and $403,220, respectively.

Two different actuarial cost methods are used to develop the pension plan costs for employees and for fieldworkers because of the distinctly different benefit structures for those two groups. The employees’ benefits are developed using a final average salary formula, while the fieldworkers’ benefits are developed using a career average formula.

Postretirement Benefit Plan

WoodmenLife sponsors non-pension postretirement health and life plans. Substantially all employees and fieldworkers may become eligible if they reach retirement age while employed with WoodmenLife. Life insurance benefits are generally set at a fixed amount, while retirees are offered a preferred provider arrangement for their health care coverage. Under statutory accounting for employers providing postretirement benefits other than pensions, the estimated cost of postretirement benefits is accrued at the date WoodmenLife’s employees and fieldworkers become eligible to retire.

The health plan is contributory, with participants’ contributions adjusted annually; the life insurance plans include both contributory and noncontributory components. The accounting for the health plan anticipates future cost-sharing changes, including increases in premium, deductibles, and individual stop-loss levels, so as to keep pace, on average, with increases in the health care cost trend rate.

WoodmenLife uses a December 31 measurement date for its pension plans and other postretirement benefit plans. The accumulated benefit obligation for its pension plans represents the present value of pension benefits earned as of December 31 based on service and compensation through December of the respective year-end. The accumulated benefit obligation for the pension plans was $491,263 and $515,116 at December 31, 2025 and 2024, respectively.

The projected benefit obligation for pension and other postretirement benefits represents the present value of postretirement benefits deemed earned as of December 31, projected for estimated salary and medical cost rate increases as of an assumed date with respect to retirement, termination, disability, and death. The following table sets forth

Woodmen of the World Life Insurance Society

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

4. Employee Benefit Plans (continued)

the change in the projected benefit obligation for pension and other postretirement benefits:

			Other Postretirement
	Pension Benefits		Benefits
	Year Ended December 31		Year Ended December 31
	2025	2024	2025	2024
Change in projected benefit obligation
Benefit obligation at beginning of year	$528,033	$571,282	$22,347	$26,210
Service cost	1,870	2,349	380	545
Interest cost	28,578	28,517	1,179	1,290
Contribution by plan participants	-	-	60	54
Actuarial loss (gain)	12,035	(26,544)	1,385	(2,957)
Benefits paid	(34,887)	(47,571)	(546)	(1,127)
Plan amendments	-	-	(7,349)	(1,614)
Divestitures and special termination benefits	(32,886)	-	-	(54)
Benefit obligation at end of year	$502,743	$528,033	$17,456	$22,347

Actuarial loss (gain) in 2025 and 2024 is primarily related to changes in the discount rate.

Woodmen of the World Life Insurance Society

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

4. Employee Benefit Plans (continued)

A summary of plan assets and funded status of the pension and other postretirement benefit plans is as follows:

	Pension Benefits		Other Postretirement
	Year Ended December 31		Year Ended December 31
	2025	2024	2025	2024
Change in plan assets
Fair value of plan assets at beginning of year	$827,526	$779,472	$-	$-
Actual return on plan assets	69,688	90,825	-	-
Employer contributions	50	4,800	485	1,073
Contributions by plan participants	-	-	60	54
Benefits paid	(34,887)	(47,571)	(545)	(1,127)
Divestitures and special termination of benefits	(32,632)
Fair value of plan assets at end of year	$829,745	$827,526	$-	$-

Funded status
Overfunded:
Assets (nonadmitted)
1. Prepaid benefit costs	$243,153	$223,840	$-	$-
2. Overfunded plan assets	84,333	76,140	-	-
3. Total assets (nonadmitted)	$327,486	$299,980	$-	$-

Underfunded:
Liabilities recognized
1. Accrued benefit costs	$377	$352	$45,525	$46,535
2. Liability for pension benefits	107	135	(28,069)	(24,188)
3. Total liabilities recognized	$484	$487	$17,456	$22,347

Woodmen of the World Life Insurance Society

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

4. Employee Benefit Plans (continued)

A summary of key assumptions utilized in development of the benefit obligations is as follows:

	Pension Benefits			Other Postretirement
					Benefits
	2025	2024	2023	2025	2024	2023

Weighted average assumptions used to determine benefit obligations at December 31

Discount rate	5.62%	5.82%	5.23%	5.62%	5.82%	5.23%
Rate of compensation increase	4.00%	4.00%	4.00%	N/A	N/A	N/A

Weighted average assumptions used to determine net periodic benefit cost for years ended December 31

Discount rate	5.82%	5.23%	5.54%	5.82%	5.23%	5.54%
Expected long-term rate of return on plan assets	6.00%	6.00%	6.00%	N/A	N/A	N/A
Rate of compensation increase	4.00%	4.00%	4.00%	N/A	N/A	N/A

Woodmen of the World Life Insurance Society

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

4. Employee Benefit Plans (continued)

The components of net periodic benefit cost for the years ended December 31 are as follows:

	Pension Benefits			Other Postretirement Benefits
	2025	2024	2023	2025	2024	2023

Components of net periodic benefit cost
Service cost	$1,870	$2,349	$2,267	$380	$545	$523
Interest cost	28,580	28,517	30,256	1,180	1,290	1,351
Expected return on plan assets	(46,550)	(45,338)	(42,465)		-	-
Prior service cost recognized	-	-54			-	-
Recognized gains and losses	50	45	967	(1,943)	(1,737)	(2,237)
Prior service cost or credit				(141)
Loss/(Gain) recognized due to settlement/curtailment	(3,188)	1,846	-	-	(54)	-
Net periodic benefit cost	$(19,238)	$(12,581)	$(8,921)	$(524)	$44	$(363)

Woodmen of the World Life Insurance Society

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

4. Employee Benefit Plans (continued)

	Pension Benefits		Other Postretirement Benefits
	2025	2024	2025	2024

Amounts in unassigned funds (surplus) recognized as components of net periodic benefit cost

a. Items not yet recognized as a component of net periodic cost – prior year	$(76,005)	$(2,084)	$(24,189)	$(21,354)
b. Net transition asset or obligation recognized	-	-	-	-
c. Net prior service cost or credit arising during the period	-	-	(7,349)	-
d. Net prior service cost or credit recognized	-	-	141	-
e. Net gain and loss arising during the period	(8,171)	(72,030)	1,385	(2,957)
f. Net gain and loss recognized	(50)	(1,891)	1,943	1,737
g. Items not yet recognized as a component of net periodic cost – current year	$(84,226)	$(76,005)	$(28,069)	$(22,574)

	Pension Benefits		Other Postretirement Benefits
	2025	2024	2025	2024

Amounts in unassigned funds (surplus) that have not yet been recognized as components of net periodic benefit cost
a. Net transition asset or obligation	$-	$-	$-	$-
b. Net prior service cost or credit	-	-	(8,822)	(1,614)
c. Net recognized gains and losses	(84,226)	(76,005)	(19,247)	(22,574)

For measurement purposes with respect to the postretirement health plan, a 8.13% annual rate of increase in the per capita cost of covered health care benefits was assumed for pre-65 ages and a 9.23% for post-65 ages for 2024. These rates were assumed to decrease to 4.5% over 10 years.

Woodmen of the World Life Insurance Society

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

4. Employee Benefit Plans (continued)

Pension Plan Assets

Fair value is defined as the price that would be received to sell an asset in an orderly transaction between market participants at the measurement date (an exit price). The fair value hierarchy prioritizes the inputs to valuation techniques used to measure fair value into three levels.

•

Level 1 – Fair values are based on unadjusted quoted prices in active markets for identical assets. The pension plan’s Level 1 assets consist of a Pooled separate account, which includes large cap mutual funds.

•	Level 2 – Fair values are based on inputs other than quoted prices within Level 1 that are observable for the asset, either directly or indirectly. The pension plan’s Level 2 assets consist of bonds.

•	Level 3 – Fair values are based on significant unobservable inputs for the asset. The pension plan’s Level 3 assets include a Deposit administration contract.

The pension plan assets are held in both the separate account and a WoodmenLife general account investment. The separate account assets consist of actively traded mutual funds (Level 1) and bonds (Level 2). Unadjusted quoted prices for these securities are provided to WoodmenLife by independent pricing services. The pension plan general account assets, all in Level 3, include assets in a WoodmenLife deposit contract. Fair value of the general account assets is equal to an interest bearing deposit account with interest being set at WoodmenLife’s discretion which is equivalent to the overall rate earned on WoodmenLife’s assets, which represents the amount the plan would receive if withdrawing funds from the contract.

The fair value of the pension plan’s assets by asset category as of December 31, 2025, is as follows:

	Assets	Fair Value Hierarchy Level
	Measured at
	Fair Value	Level 1	Level 2	Level 3
Asset category
Pooled separate account	$415,503	$268,383	$147,120	$-
Deposit administration contract	412,455	-	-	412,455
Total	$827,958	$268,383	$147,120	$412,455

Woodmen of the World Life Insurance Society

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

4. Employee Benefit Plans (continued)

The fair value of the pension plan’s assets by asset category as of December 31, 2024, is as follows:

	Assets	Fair Value Hierarchy Level
	Measured at
	Fair Value	Level 1	Level 2	Level 3
Asset category
Pooled separate account	$403,220	$305,124	$92,096	$-
Deposit administration contract	422,942	-	-	422,942
Total	$826,162	$305,124	$-	$422,942

The reconciliation for all assets measured at fair value using significant unobservable inputs (Level 3) for the year ended December 31, 2025, is as follows:

		Actual Return on
		Plan Assets
	Beginning Asset Balance	Relating to Assets Still Held at the Reporting Date	Relating to Assets Sold During the Period	Purchases, Sales, and Settlements	Transfers in (Out) of Level 3	Ending Asset Balance
Asset category
Deposit administration contract	$422,942	$ 18,310	$-	$ (28,797)	$-	$412,455
Total	$422,942	$ 18,310	$-	$ (28,797)	$-	$412,455

Woodmen of the World Life Insurance Society

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

4. Employee Benefit Plans (continued)

The reconciliation for all assets measured at fair value using significant unobservable inputs (Level 3) for the year ended December 31, 2024, is as follows:

		Actual Return on
		Plan Assets
	Beginning Asset Balance	Relating to Assets Still Held at the Reporting Date	Relating to Assets Sold During the Period	Purchases, Sales, and Settlements	Transfers in (Out) of Level 3	Ending Asset Balance
Asset category
Deposit administration contract	$455,513	$18,338	$-	$(50,909)	$-	$422,942
Total	$455,513	$18,338	$-	$(50,909)	$-	$422,942

Pension plan assets are primarily invested in investment grade securities and large cap mutual funds. The pension plan’s weighted average asset allocations at December 31, 2025 and 2024, by asset category are as follows:

	Plan Assets at
	December 31
	2025	2024
Asset category
Equity – Variable Group Deposit Contract	32.4%	36.8%
Fixed Income – Fixed Group Deposit Contract	67.6	63.2
	100.0%	100.0%

WoodmenLife’s long-range asset allocation model is 25% – 50% equities and 50% – 75% fixed income.

Woodmen of the World Life Insurance Society

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

4. Employee Benefit Plans (continued)

At December 31, 2025, WoodmenLife used an expected long-term return of 6.0% on pension fund assets. This return is predicated on the fact that historically, over long periods of time, widely traded large-cap equity securities have provided a return of approximately 10%, while fixed income securities have provided a return of approximately 6%. WoodmenLife’s long-range asset allocation model of 25%–50% equities and 50%–75% fixed income would indicate that the long-term expected return would be approximately 7.5% if the investments were made in the broad indexes. Actual returns may vary depending on economic conditions, actual allocation of assets, and other currently unknown factors. While these assets will be professionally managed, such that we may expect to earn a premium on these returns, we are not including such an adjustment in our assumption.

WoodmenLife contributed $50 to its pension plans and $485 to its other postretirement benefit plan in 2025. WoodmenLife’s policy has been to contribute funds to the plan in amounts required to maintain sufficient plan assets to provide for accrued benefits. In applying this general policy, WoodmenLife considers, among other factors, the recommendations of its independent consulting actuaries, the requirements of federal pension law, SSAP No. 102, Accounting for Pensions, A Replacement of SSAP No. 89, expenses for the year in question, and the limitations on deductibility imposed by federal income tax law.

The following estimated future benefit payments, which reflect expected future service, as appropriate, are expected to be paid in the year indicated:

Year(s)	Amount	Other Postretirement
2026	$35,117	$1,187
2027	$36,172	$1,256
2028	$37,222	$1,313
2029	$37,689	$1,280
2030	$38,266	$1,333
2031-2034	$194,071	$6,917

Deferred Compensation Agreements

WoodmenLife has deferred compensation agreements with the key management employees of WoodmenLife. The liabilities under these agreements are being accrued over the employees’ periods of participation. The liabilities at December 31, 2025 and

Woodmen of the World Life Insurance Society

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

4. Employee Benefit Plans (continued)

2024, were $13,819 and $13,183, respectively, and are included in other liabilities in the statutory basis balance sheets. Interest credited to participant accounts in 2025, 2024, and 2023 was $15, $18, and $20, respectively.

401(k) Defined Contribution Plan

WoodmenLife has a 401(k) plan for qualifying fieldworkers and employees. All employees beginning service after October 1, 2006, are enrolled in the 401(k) plan in lieu of the qualified defined benefit pension plan. WoodmenLife matches participant contributions up to 5% of the participant’s compensation. In addition, WoodmenLife provides service-related contributions based on the participant’s years of service. WoodmenLife’s matching contributions for 2025, 2024, and 2023 were $3,783, $3,454, and $3,214, respectively. Service-related contributions for 2025, 2024, and 2023 were $2,413, $2,338, and $2,037, respectively. Employees beginning service prior to October 1, 2006, are eligible to participate in the 401(k) plan but are not eligible for matching or service-related contributions. These participants may contribute up to 15% of their annual earnings, subject to certain limitations, as pretax, salary deferral contributions.

Other Benefits

As a result of WoodmenLife administering its own group life and short-term disability plans, WoodmenLife recognized premium income of $321, $1,050, and $986 during 2025, 2024, and 2023, respectively, which is included in the statutory basis statements of operations.

5. Surplus

WoodmenLife is required to maintain minimum surplus levels established by the Nebraska Department of Insurance. WoodmenLife is also subject to risk-based capital (RBC) requirements promulgated by the NAIC and adopted by the Nebraska Department of Insurance. The RBC standards establish uniform minimum capital requirements for insurance companies. The RBC formula applies various weighting factors to financial balances or various levels of activities based on the perceived degree of risk. As of December 31, 2025, WoodmenLife’s surplus exceeded the minimum levels required by the Nebraska Department of Insurance and RBC standards.

Woodmen of the World Life Insurance Society

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

6. Life/Annuity Reserves and Deposit Fund Liabilities

At December 31, 2025 and 2024, WoodmenLife’s annuity reserves and deposit fund liabilities that are subject to discretionary withdrawal (with adjustment), subject to discretionary withdrawal (without adjustment), and not subject to discretionary withdrawal provisions are summarized as follows:

		Separate
		Account	Separate
	General	with	Account Non-
	Amount	Guarantees	guaranteed	Total	Percent
Subject to discretionary withdrawal:
With market value adjustment	$-	$-	$-	$-	0.0%
At book value less current surrender charge of 5% or more	459,973	-	-	459,973	9.7%
At market value	-	639,525	-	639,525	13.5%
Total with market value adjustment or at fair value	459,973	639,525	-	1,099,498	23.2%
At book value (minimal or no charge or adjustment)	2,713,445	-	-	2,713,445	57.3%
Not subject to discretionary withdrawal	503,118	-	417,346	920,464	19.4%
Total annuity reserves and deposit fund liabilities – before reinsurance	3,676,536	639,525	417,346	4,733,407
Less reinsurance ceded	-	-	-	-
Net annuity reserves and deposit fund liabilities	$3,676,536	$639,525	$417,346$	$4,733,407	100.00%

Woodmen of the World Life Insurance Society

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

6. Life/Annuity Reserves and Deposit Fund Liabilities (continued)

	General Account	Separate Account with Guarantees	Separate Account Non- guaranteed	Total	Percent
Subject to discretionary withdrawal:
With market value adjustment	$-	$-	$-	$-	0.0%
At book value less current surrender charge of 5% or more	353,177	-	-	353,177	7.5%
At market value	-	562,143	-	562,143	11.9%
Total with market value adjustment or at fair value	353,177	562,143	-	915,320	19.4%
At book value (minimal or no charge or adjustment)	2,888,664	-	-	2,888,664	61.1%
Not subject to discretionary withdrawal	515,225	-	404,584	919,809	19.5%
Total annuity reserves and deposit fund liabilities – before reinsurance	3,757,066	562,143	404,584	4,723,793
Less reinsurance ceded	-	-	-	-
Net annuity reserves and deposit fund liabilities	$3,757,066	$562,143	$404,584	$4,723,793	100.00%

Woodmen of the World Life Insurance Society

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

6. Life/Annuity Reserves and Deposit Fund Liabilities (continued)

A reconciliation of total annuity actuarial reserves and deposit fund liabilities at December 31, 2025, is as follows:

Life and accident and health annual statement:
Annuity reserves, total net	$2,828,608
Supplementary contracts with life contingencies, total net	57,332
Deposit-type contracts, total net	790,596

3,676,536
Separate accounts annual statement:
Annuity reserves, total net	639,525
Other contract deposit funds	417,346

Total annuity actuarial reserves and deposit fund liabilities	$4,733,407

A reconciliation of total annuity actuarial reserves and deposit fund liabilities at December 31, 2024, is as follows:

Life and accident and health annual statement:
Annuity reserves, total net	$2,883,896
Supplementary contracts with life contingencies, total net	57,670
Deposit-type contracts, total net	815,142

3,756,708
Separate accounts annual statement:
Annuity reserves, total net	562,143
Other contract deposit funds	404,584

Total annuity actuarial reserves and deposit fund liabilities	$4,723,435

Woodmen of the World Life Insurance Society

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

6. Life/Annuity Reserves and Deposit Fund Liabilities (continued)

At December 31, 2025, WoodmenLife’s Life reserves that are subject to discretionary withdrawal and not subject to discretionary withdrawal provisions are summarized as follows:

	Account Value	Cash Value	Reserve
Subject to discretionary withdrawal:
Term Policies with Cash Value	$-	$1,639	$1,689
Universal Life	2,090,731	2,087,285	2,090,673
Universal Life with Secondary Guarantees	88,792	56,672	351,606
Indexed Universal Life	-	-	-
Indexed Universal Life with Secondary Guarantees	471,097	407,018	430,769
Indexed Life	-	-	-
Other Permanent Cash Value Life Insurance	-	969,510	1,073,430
Variable Life	-	-	-
Variable Universal Life	-	-	-
Miscellaneous Reserves	-	-	-
Not subject to discretionary withdrawal:
Term Policies without Cash Value	-	-	169,998
Accidental Death Benefits	-	-	5,496
Disability – Active Lives	-	-	15,126
Disability – Disabled Lives	-	-	72,197
Miscellaneous Reserves	-	-	-
Total (gross: direct + assumed)	2,650,620	3,522,124	4,210,984
Less reinsurance ceded	-	-	59,454
Net Life Reserves	$2,650,620	$3,522,124	$4,151,530

Woodmen of the World Life Insurance Society

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

6. Life/Annuity Reserves and Deposit Fund Liabilities (continued)

At December 31, 2024, WoodmenLife’s Life reserves that are subject to discretionary withdrawal and not subject to discretionary withdrawal provisions are summarized as follows:

	Account Value	Cash Value	Reserve
Subject to discretionary withdrawal:
Term Policies with Cash Value	$-	$1,714	$1,761
Universal Life	2,241,045	2,235,461	2,239,717
Universal Life with Secondary Guarantees	86,313	53,077	316,162
Indexed Universal Life	-	-	-
Indexed Universal Life with Secondary Guarantees	422,971	360,521	389,389
Indexed Life	-	-	-
Other Permanent Cash Value Life Insurance	-	977,345	1,067,605
Variable Life	-	-	-
Variable Universal Life	-	-	-
Miscellaneous Reserves	-	-	-
Not subject to discretionary withdrawal:
Term Policies without Cash Value	-	-	170,407
Accidental Death Benefits	-	-	5,559
Disability – Active Lives	-	-	14,105
Disability – Disabled Lives	-	-	75,547
Miscellaneous Reserves	-	-	-
Total (gross: direct + assumed)	2,750,329	3,628,118	4,280,252
Less reinsurance ceded	-	-	56,075
Net Life Reserves	$2,750,329	$3,628,118	$4,224,177

Woodmen of the World Life Insurance Society

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

6. Life/Annuity Reserves and Deposit Fund Liabilities (continued)

A reconciliation of total life actuarial reserves at December 31, 2025, is as follows:

Life and accident and health annual statement:
Life Insurance, total net	$4,058,925
Accidental Death Benefits, total net	5,496
Disability – Active Lives, total net	15,126
Disability – Disabled Lives, total net	71,983
Miscellaneous Reserves, total net	-

Total life actuarial reserves	$4,151,530

A reconciliation of total life actuarial reserves at December 31, 2024, is as follows:

Life and accident and health annual statement:
Life Insurance, total net	$4,129,174
Accidental Death Benefits, total net	5,559
Disability – Active Lives, total net	14,105
Disability – Disabled Lives, total net	75,339
Miscellaneous Reserves, total net	-

Total life actuarial reserves	$4,224,177

7. Separate Accounts

Information regarding the nonguaranteed separate accounts of the Company as of and for the years ended December 31 is as follows:

	2025	2024	2023

Premiums, deposits, and other considerations	$77,448	$71,750	$44,499

Reserves
For accounts with assets at:
Fair value	$786,646	$660,239	$497,993
Amortized cost	270,225	306,488	313,601

Total	$1,056,871	$966,727	$811,594

Woodmen of the World Life Insurance Society

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

7. Separate Accounts (continued)

Amounts transferred to and from separate accounts in the statutory basis statements of operations are as follows:

	Year Ended December 31
	2025	2024	2023

Transfers to separate accounts	$77,448	$71,750	$44,499
Transfers from separate accounts	87,341	84,988	62,325

Net transfers to and from separate accounts	$(9,893)	$(13,238)	$(17,826)

8. Commitments and Contingencies

WoodmenLife is involved in pending and threatened litigation in the normal course of its business in which claims for alleged economic and sometimes punitive damages have been asserted. In the opinion of WoodmenLife’s management, the ultimate disposition of such matters will not have a materially adverse effect on WoodmenLife’s financial position or results of operations.

WoodmenLife has committed to make capital contributions to its subsidiaries, WFS Holdings, Inc. and Woodmen Financial Services, Inc., as may be required to enable them to finance their business operations and to allow Woodmen Financial Services, Inc. to remain in continuous compliance with regulatory capital requirements for the foreseeable future.

As of December 31, 2025, WoodmenLife has outstanding commitments for purchases of mortgage loans in the amount or $31,400.

9. Fair Value of Financial Instruments

SSAP No. 100R, Fair Value Measurements, requires disclosure of fair value information about financial instruments, whether or not recognized in the statutory basis balance sheet, for which it is practicable to estimate that value. In cases where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. Those techniques are significantly affected by the assumptions used, including the discount rate and estimates of future cash flows. In that regard, the derived fair value estimates cannot be substantiated by comparison to independent

Woodmen of the World Life Insurance Society

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

9. Fair Value of Financial Instruments (continued)

markets and, in many cases, could not be realized in immediate settlement of the instrument. SSAP No. 100R excludes certain financial instruments and all nonfinancial instruments from its disclosure requirements. These fair value disclosures are not intended to represent the fair value of WoodmenLife.

Determination of Fair Value

Included in various investment-related line items in the statutory basis financial statements are certain financial instruments carried at fair value. Other financial instruments are periodically measured at fair value, such as when impaired or, for certain bonds, when carried at the lower of cost or market.

The fair value of an asset is the amount at which that asset could be bought or sold in a current transaction between willing parties, that is, other than in a forced or liquidation sale. The fair value of a liability is the amount at which that liability could be incurred or settled in a current transaction between willing parties, that is, other than in a forced or liquidation sale.

Fair values are based on quoted marks or market prices when available. When marks or market prices are not available, fair value is generally estimated using discounted cash flow analyses, incorporating current market inputs for similar financial instruments with comparable terms and credit quality. In instances where there is little or no market activity for the same or similar instruments, WoodmenLife estimates fair value using discounted cash flow methods, models, and assumptions that management believes market participants would use to determine a current transaction price. These valuation techniques involve some level of management estimation and judgment, which becomes significant with increasingly complex instruments or pricing models. Where appropriate, adjustments are included to reflect the risk inherent in a particular methodology, model, or input used.

Fair Value Hierarchy

WoodmenLife’s financial assets and liabilities carried at fair value have been classified, for disclosure purposes, based on a hierarchy defined by SSAP 100R. The hierarchy gives the highest ranking to fair values determined using unadjusted quoted prices in active markets for identical assets and liabilities (Level 1) and the lowest ranking to fair values determined using methodologies and models with unobservable inputs (Level 3). An asset’s or a liability’s classification is based on the lowest level input that is significant to its measurement. For example, a Level 3 fair value measurement may include inputs

Woodmen of the World Life Insurance Society

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

9. Fair Value of Financial Instruments (continued)

that are both observable (Levels 1 and 2) and unobservable (Level 3). The levels of the fair value hierarchy are as follows:

•	Level 1 – Values are unadjusted quoted prices for identical assets and liabilities in active markets accessible at the measurement date.

•

Level 2 – Inputs include quoted prices for similar assets or liabilities in active markets, quoted prices from those willing to trade in markets that are not active or other inputs that are observable or can be corroborated by market data for the term of the instrument. Such inputs include market interest rates and volatilities, spreads, and yield curves.

•

Level 3 – Certain inputs are unobservable (supported by little or no market activity) and significant to the fair value measurement. Unobservable inputs reflect the Company’s best estimate of what hypothetical market participants would use to determine a transaction price for the asset or liability at the reporting date.

The following methods and assumptions were used to estimate the fair value of each class of financial instruments for which it is practicable to estimate that value:

Cash, cash equivalents and short-term investments:

Level 1: The carrying amounts for level 1 assets reported in the statutory basis balance sheets approximate their fair value due to their liquid nature or expected short-term settlement.

Bonds:

Level 2: Typical inputs to models used by independent pricing services include but are not limited to benchmark yields, reported trades, issuer spreads, benchmark securities, bids, offers, reference data, and industry and economic events. Because some securities do not trade daily, independent pricing services regularly derive fair values using recent trades of securities with similar features. When recent trades are not available, pricing models are used to estimate fair values of securities by discounting future cash flows at estimated market interest rates.

Level 3: If an independent pricing service is unable to provide the fair value for a security due to insufficient market information, such as for a private placement transaction, WoodmenLife will determine the fair value internally using a discounted expected future cash flow model. This model estimates fair value using discounted cash flows at a

Woodmen of the World Life Insurance Society

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

9. Fair Value of Financial Instruments (continued)

market yield where the discount rate reflects market returns. The market return is obtained by referring to similar securities and may be adjusted based on specific characteristics of the security, including inputs that are not readily observable in the market. WoodmenLife classifies certain newly issued, privately placed, complex or illiquid securities in Level 3.

Preferred stocks:

Level 1: Assets include actively traded exchange listed securities whose fair values are based on quoted market prices or dealer quotes.

Level 2: Asset structures that do not have regular market pricings but the value can be determined based upon underlying holdings that have market values.

Level 3: Assets that are priced via broker-owned valuation teams with access to private trading activity.

Common stocks:

Level 1: Assets include actively traded exchange listed equity securities whose fair values are based on quoted market prices or dealer quotes.

Level 2: Asset structures that do not have regular market pricings but the value can be determined based upon underlying holdings that have market values.

Level 3: Assets include private common stocks and fund structures that are priced via broker-owned valuation teams with access to private trading activity.

Mortgage loans:

Level 3: Fair values for mortgage loans are estimated using discounted cash flow analyses using current market interest rates for loans with similar effective durations.

Certificate loans:

Level 3: Certificate loans, which have no defined maturity, had interest rates at December 31, 2025, which ranged from 5% to 8%. WoodmenLife believes that the statement value approximates the fair value of the certificate loans.

Woodmen of the World Life Insurance Society

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

9. Fair Value of Financial Instruments (continued)

Derivatives:

Level 1: These instruments are highly liquid and fair values are based on quoted market prices.

Other invested assets:

Level 1: Fair values are based on quoted market prices or dealer statement values of mutual funds invested at the direction of participants of the Non-Qualified Deferred Compensation Plan.

Level 3: Limited Partnerships that are illiquid in nature are based on the equity method adjusted for quarterly costs, gains and losses. CLO’s are based on the issuer’s financial modeling and current market conditions.

Aggregate reserves for interest-sensitive certificates and contracts, life, and annuity:

Level 2: Fair values of WoodmenLife’s investment contract, deferred annuity, and single premium deferred annuity liabilities that are under contracts involving significant mortality or morbidity are stated at the cost WoodmenLife would incur to extinguish the cash surrender value related to the liability.

Separate accounts:

Level 1: Fair values for separate accounts established to back a portion of pension liabilities with common stocks and for variable annuity contracts with mutual funds are based on quoted market prices. If a quoted market price is not available, fair value is estimated using quoted market prices for similar securities.

Securities lending:

Level 2: The cash collateral from securities lending is reinvested in a short-term bond fund. The fair value of this fund is provided by the custodian. Liabilities represent the obligation to return cash collateral posted by borrowers of WoodmenLife’s securities lent.

The following tables set forth a comparison of the estimated fair values and carrying amounts of WoodmenLife’s financial instruments, including those not measured at fair value in the balance sheets, as of December 31, 2025 and 2024, respectively:

Woodmen of the World Life Insurance Society

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

9. Fair Value of Financial Instruments (continued)

	December 31, 2025
	Carrying	Fair
	Amount	Value	Level 1	Level 2	Level 3
Financial assets:
Cash, cash equivalents and short-term investments	$104,332	$104,332	$104,332	$-	$-
Bonds	6,622,299	6,297,941	-	6,291,258	6,683
Common stock (unaffiliated)	450,363	450,363	425,033	23,557	1,773
Preferred stock	129,661	129,661	119,741	-	9,920
Mortgage loans	2,358,107	2,306,300	-	-	2,306,300
Certificate loans	122,332	122,332	-	-	122,332
Securities lending reinvested collateral assets	89,341	89,341	-	89,341	-
Derivatives	60,608	60,608	60,608	-	-
Other invested assets	101,934	101,934	13,276	-	88,658
Separate account assets	1,068,707	1,068,707	1,068,707	-	-

Financial liabilities:
Aggregate reserves for interest-sensitive certificates and contracts, life, and annuity	2,977,711	2,910,551	-	2,910,551	-
Derivatives	33,097	33,097	33,097	-	-
Payable for securities lending	89,331	89,331	-	89,331	-

Woodmen of the World Life Insurance Society

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

9. Fair Value of Financial Instruments (continued)

	December 31, 2024
	Carrying	Fair
	Amount	Value	Level 1	Level 2	Level 3
Financial assets:
Cash, cash equivalents and short-term investments	$269,713	$269,713	$269,713	$-	$-
Bonds	6,453,323	5,920,496	-	5,903,533	16,963
Common stock (unaffiliated)	458,126	458,126	433,123	23,033	1,773
Preferred stock	137,848	137,745	128,145	-	9,600
Mortgage loans	2,405,454	2,268,045	-	-	2,268,045
Certificate loans	122,106	122,106	-	-	122,106
Securities lending reinvested collateral assets	118,312	118,312	-	118,312	-
Derivatives	50,956	50,956	50,956	-	-
Other invested assets	83,434	83,434	12,465	-	70,968
Separate account assets	977,910	977,910	977,910	-	-

Financial liabilities:
Aggregate reserves for interest-sensitive certificates and contracts, life, and annuity	3,028,233	2,962,408	-	2,962,408	-
Derivatives	26,053	26,053	26,053	-	-
Payable for securities lending	118,318	118,318	-	118,318	-

Woodmen of the World Life Insurance Society

Notes to Financial Statements - Statutory Basis (continued)

(Dollars in Thousands)

9. Fair Value of Financial Instruments (continued)

Financial Assets and Liabilities Measured at Fair Value on a Recurring Basis

The following table provides information as of December 31, 2025, about the Company’s financial assets and liabilities measured at fair value on a recurring basis.

	Level 1	Level 2	Level 3	Total

Assets at fair value:
Common stocks (unaffiliated)	424,501	23,557	1,773	449,831
Preferred stocks	49,569	-	9,920	59,489
Derivatives	60,608	-	-	60,608
Securities lending reinvested collateral assets	-	89,341	-	89,341
Separate account assets	1,068,707	-	-	1,068,707

Total assets at fair value	$1,603,385	$112,898	$11,693	$1,727,796

Liabilities at fair value:
Derivatives	$33,097	$-	$-	$33,097
Payable for securities lending	-	89,331	-	89,331

Total liabilities at fair value	$33,097	$89,331	$-	$122,428

The following table provides information as of December 31, 2024, about the Company’s financial assets and liabilities measured at fair value on a recurring basis.

	Level 1	Level 2	Level 3	Total

Assets at fair value:
Cash, cash equivalents and short-term investments	$269,713	$-	$-	$269,713
Common stocks (unaffiliated)	433,123	23,033	1,969	458,125
Preferred stocks	62,485	-	9,600	72,085
Derivatives	50,956	-	-	50,956
Securities lending reinvested collateral assets	-	118,312	-	118,312
Separate account assets	977,910	-	-	977,910

Total assets at fair value	$1,794,187	$141,345	$11,569	$1,947,101

Liabilities at fair value:
Derivatives	$26,053	$-	$-	$26,053
Payable for securities lending	-	118,318	-	118,318

Total liabilities at fair value	$26,053	$118,318	$-	$144,371

Woodmen of the World Life Insurance Society

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

9. Fair Value of Financial Instruments (continued)

Fair values and changes in the fair values of separate account assets generally accrue directly to stakeholders and are not included in WoodmenLife’s revenues and expenses or surplus.

Changes in Level 3 Assets and Liabilities Measured at Fair Value on a Recurring Basis

The following tables summarize the changes in assets and liabilities classified in Level 3 for 2025 and 2024. Gains and losses reported in this table may include changes in fair value that are attributable to both observable and unobservable inputs.

	Common	Preferred
	Stocks	Stocks	Total

Balance at January 1, 2025	$1,969	$9,600	$11,569
Total gains or losses (realized/unrealized):
Included in net income	-	-	-
Included in surplus	(196)	320	124
Purchases	-	-	-
Sales	-	-	-
Transfers In	-	-	-

Balance at December 31, 2025	$1,773	$9,920	$11,693

	Common	Preferred
	Stocks	Stocks	Total

Balance at January 1, 2024	$2,829	$-	$2,829
Total gains or losses (realized/unrealized):
Included in net income	-	-	-
Included in surplus	(860)	-	(860)
Purchases	-	-	-
Sales	-	-	-
Transfers In	-	9,600	9,600

Balance at December 31, 2024	$1,969	$9,600	$11,569

During 2025 and 2024, there were no significant transfers between Level 1 and 2.

WoodmenLife’s policy is to recognize transfers in and out of levels at the end of the reporting period.

Supplementary Information – Statutory Basis

Supplementary Information – Statutory Basis

Report of Independent Auditors on Supplementary Information – Statutory Basis	60

Supplemental Schedule of Selected Financial Data – Statutory Basis	61

Supplemental Schedule of Investment Risks Interrogatories and Summary Investment Schedule	64

Note to Supplemental Schedules of Supplementary Information – Statutory Basis	76

INDEPENDENT AUDITOR’S REPORT

Audit Committee of Woodmen of the World Life Insurance Society

Report on Supplemental Schedules

Our 2025 audit was conducted for the purpose of forming an opinion on the 2025 statutory basis financial statements of Woodmen of the World Life Insurance Society (“the Company”) as a whole. The supplemental schedule of investment risk interrogatories, the supplemental summary investment schedule, and the supplemental schedule of selected financial data as of and for the year ended December 31, 2025, are presented for purposes of additional analysis and are not a required part of the 2025 statutory basis financial statements.

These schedules are the responsibility of the Company’s management and were derived from and relate directly to the underlying accounting and other records used to prepare the statutory basis financial statements. Such schedules have been subjected to the auditing procedures applied in our audit of the 2025 statutory basis financial statements and certain additional procedures, including comparing and reconciling such schedules directly to the underlying accounting and other records used to prepare the statutory basis financial statements or to the statutory basis financial statements themselves, and other additional procedures in accordance with auditing standards generally accepted in the United States of America. In our opinion, such schedules are fairly stated in all material respects in relation to the 2025 statutory basis financial statements as a whole.

/s/ Deloitte & Touche LLP

April 28, 2026

Omaha, Nebraska

Woodmen of the World Life Insurance Society

Supplemental Schedule of Selected

Financial Data – Statutory Basis

(Dollars in Thousands)

As of and for the Year Ended December 31, 2025

Investment income earned:
U.S. government bonds	$57,654
Other bonds (unaffiliated)	203,460
Preferred stocks (unaffiliated)	7,414
Common stocks (unaffiliated)	7,970
Common stocks of affiliates	-
Mortgage loans	108,911
Real estate	22,276
Certificate loans	9,183
Cash on hand and on deposit and short-term investments	5,188
Other invested assets	10,219
Derivative instruments	-
Aggregate write-ins for investment income	3,924

Gross investment income	$436,199

Real estate owned, at book value less encumbrances	$72,395
Mortgage loans by collateral classification, at book value:
Farm mortgages	$-
Residential mortgages	-
Commercial mortgages	2,358,107

Total mortgage loans	$2,358,107

Mortgage loans by standing, at book value:
Good standing	$2,358,107
Good standing with restructured terms	-
Interest overdue more than 90 days, not in foreclosure	-
Foreclosure in process	-

Total mortgage loans	$2,358,107

Woodmen of the World Life Insurance Society

Supplemental Schedule of Selected (continued)

Financial Data – Statutory Basis

(Dollars in Thousands)

Securities lending reinvested collateral assets	$89,341
Other Invested assets and receivables for securities	$102,069
Certificate loans	$122,332

Bonds and stocks of parents, subsidiaries, and affiliates, book value:
Bonds	$-
Common stocks	921

Total bonds and stocks of parents, subsidiaries, and affiliates	$921

Bonds, short-term investments, and cash equivalents by maturity (using estimated sinking fund payment level), at statement value:
Due within one year or less	$784,294
Over one year through five years	2,095,646
Over five years through ten years	2,222,365
Over ten years through twenty years	1,266,499
Over twenty years	325,399

Total bonds, short-term investments, and cash equivalents by maturity	$6,694,203

Bonds, short-term investments, and cash equivalents by class, at statement value:
NAIC 1	$5,267,239
NAIC 2	1,408,467
NAIC 3	18,497
NAIC 4	-
NAIC 5	-
NAIC 6	-

Total bonds, short-term investments, and cash equivalents by class	$6,694,203

Bonds, short-term investments, and cash equivalents by trading category, at statement value:
Total publicly traded	$5,256,410
Total privately placed	1,437,793

Total bonds, short-term investments, and cash equivalents	$6,694,203

Preferred stocks, at statement value	$129,661
Common stocks, at market value	$450,363
Short-term investments, at book value	$-
Options, caps, and floors owned, at statement value	$60,608
Options, caps, and floors written and in force, at statement value	$(33,097)

Woodmen of the World Life Insurance Society

Supplemental Schedule of Selected (continued)

Financial Data – Statutory Basis

(Dollars in Thousands)

Collar, swap, and forward agreements open, at statement value		$–
Futures contracts open, at current value		$–
Jon R. Aerni
Cash on deposit		$32,428
Cash equivalents		$71,904
Life insurance in-force:
Ordinary		$39,390,075
Amount of accidental death insurance in force under ordinary certificates		$2,474,287
Life insurance certificates with disability provisions in force – ordinary	–
Supplementary contracts in force:
Ordinary, not involving life contingencies:
Amount on deposit		$180,740
Income payable		14,019
Ordinary, involving life contingencies – income payable		6,535
Annuities:
Ordinary:
Immediate – income payable		$16,209
Deferred – fully paid (account balance)		2,657,350
Deferred – not fully paid (account balance)	–
Accident and health insurance, certificates in force – ordinary		$59,466
Deposit funds and refund accumulations:
Deposit funds, account balance		$417,659
Refund accumulations, account balance		192,198
Claim payments:
Accident and health:
2025		$8,251
2024		$4,411
2023		$2,333
2022		$2,460
2021		$2,198
All prior years		$4,100

Woodmen of the World Life Insurance Society

Supplemental Schedule of Investment Risks Interrogatories

and Summary Investment Schedule

(Dollars in Thousands)

December 31, 2025

Investment Risks Interrogatories

1.	WoodmenLife’s total admitted assets, excluding separate account assets, as reported on page two of its Annual Statement are $10,244,578.

2.

Following are the ten largest exposures to a single issuer/borrower/investment, by investment category, excluding: (i) U.S. government, U.S. government agency securities, and those U.S. government money market funds listed in the appendix to the SVO Purposes and Procedures Manual as exempt; (ii) property occupied by the Company; and (iii) policy loans:

	Investment Category/Issuer		Amount	Percentage of Total Admitted Assets

a.	Royal Bank of Canada	Bonds	$58,900	0.57%

b.	Entergy Corporation	Bonds	57,000	0.56

c.	Bank of Montreal	Bonds	46,445	0.45

d.	Mars Inc.	Bonds	46,259	0.45

e.	Bank of Nova Scotia	Bonds	45,598	0.45

f.	Bank of America Corporation	Bonds	44,736	0.44

g.	Cargill	Bonds	43,000	0.42

h.	Kinder Morgan Inc.	Bonds	43,000	0.42

i.	Exelon Corporation	Bonds	42,320	0.41

j.	Duke Energy	Bonds	41,815	0.41

Woodmen of the World Life Insurance Society

Supplemental Schedule of Investment Risks Interrogatories

and Summary Investment Schedule

(Dollars in Thousands)

Investment Risks Interrogatories (continued)

3.	WoodmenLife’s total admitted assets held in bonds and short-term investments, by NAIC rating, are:

Bonds and Commercial Paper
		Percentage of Total
NAIC Rating	Amount	Admitted Assets
NAIC-1	$5,267,238	51.41%
NAIC-2	1,408,467	13.75
NAIC-3	18,497	0.18
NAIC-4	—	0.00
NAIC-5	—	0.00
NAIC-6	—	0.00

	$6,694,203	65.34%

4.	Total admitted assets held in foreign investments on December 31, 2025 was $362,275, 3.54% of WoodmenLife’s admitted assets.

5.	Aggregate foreign investment exposure categorized by NAIC sovereign rating:

	Amount	Percentage of Total Admitted Assets
Class 1	$330,347	3.22%
Class 2	21,928	0.21%
Class 3	10,000	0.10%

	$362,275	3.53%

Woodmen of the World Life Insurance Society

Supplemental Schedule of Investment Risks Interrogatories

and Summary Investment Schedule

(Dollars in Thousands)

Investment Risks Interrogatories (continued)

6. Largest foreign investment exposures by country, categorized by the country’s NAIC sovereign rating:

Countries rated NAIC-1:	Amount	Percentage of Total Admitted Assets
Cayman Islands	$116,427	1.14%
Great Britain	57,478	0.56%

Countries rated NAIC-2:	Amount	Percentage of Total Admitted Assets
Mexico	$21,928	0.21%
None	—	—%

7-9. WoodmenLife had no unhedged foreign currency exposure.

10. WoodmenLife’s ten largest non-sovereign (i.e., non-governmental) foreign issues

	Issuer	Amount	Percentage of Total Admitted Assets
a.	Honda Motor	$39,803	0.39%
b.	BP Capital	34,937	0.34
c.	Toyota Motor Credit Corporation	28,973	0.28
d.	Blue Diamond	23,551	0.23
e.	Siemens Finance	23,466	0.23
f.	Heineken NV	21,357	0.21
g.	Coca-Cola Femsa	18,928	0.18
h.	AstraZeneca PLC	12,966	0.13
i.	CSLB Holdings	10,993	0.11
j.	Ferguson PLC	10,662	0.10

Woodmen of the World Life Insurance Society

Supplemental Schedule of Investment Risks Interrogatories

and Summary Investment Schedule

(Dollars in Thousands)

Investment Risks Interrogatories (continued)

11.	WoodmenLife’s total admitted assets held in Canadian investments of $287,786 supported Canadian-denominated insurance liabilities of $0.

	Amount	Percentage of Total Admitted Assets
11.02 Canadian investments	$287,786	2.81%
11.03 Canadian currency-denominated investments	—	—
11.04 Canadian-denominated insurance liabilities	—	—
11.05 Unhedged Canadian currency exposure	—	—

12.	Assets held in investments with contractual sales restrictions are less than 2.5% of the Company’s total admitted assets.

Woodmen of the World Life Insurance Society

Supplemental Schedule of Investment Risks Interrogatories

and Summary Investment Schedule

(Dollars in Thousands)

Investment Risks Interrogatories (continued)

13.

WoodmenLife’s admitted assets held in the largest ten equity interests (including investments in the shares of mutual funds, publicly traded equity securities, and other equity securities and excluding money market and bond mutual funds listed in the appendix to the Purposes and Procedures Manual of the NAIC Investment Analysis Office as exempt or Class 1) are:

		Percentage of Total Admitted
Investment Category/Issuer	Amount	Assets
a. Mutual Fund – Vanguard Total Stock Market	$333,030	3.25%
b. Common Stock – Blue Diamond Non-Dir TEI Fund	23,551	0.23
c. Common Stock – JP Morgan Chase & Company	5,671	0.06
d. Common Stock – IBM Corporation	5,050	0.05
e. Common Stock – Bank of America Corp	4,919	0.05
f. Common Stock – Southern Company	4,905	0.05
g. Common Stock – Coca-Cola Company	4,894	0.05
h. Common Stock – Ares Capital Corporation	4,869	0.05
i. Common Stock – Exon Mobil Corp	4,761	0.05
j. Common Stock – OGE Energy Corporation	4,697	0.05

14.	Assets held in nonaffiliated, privately placed equities are less than 2.5% of the Company’s total admitted assets.

15.	Assets held in general partnership interests are less than 2.5% of the Company’s total admitted assets.

Woodmen of the World Life Insurance Society

Supplemental Schedule of Investment Risks Interrogatories

and Summary Investment Schedule

(Dollars in Thousands)

Investment Risks Interrogatories (continued)

16.	With respect to mortgage loans reported in Schedule B, the amounts and percentages of the Company’s ten largest mortgage interests are as follows:

Type/Property	Amount	Percentage of Total Admitted Assets
a. Commercial	$17,000	0.17%
b. Commercial	15,000	0.15
c. Commercial	14,673	0.14
d. Commercial	14,519	0.14
e. Commercial	14,000	0.14
f. Commercial	13,914	0.14
g. Commercial	13,893	0.14
h. Commercial	13,686	0.13
i. Commercial	13,585	0.13
j. Commercial	13,500	0.13

Woodmen of the World Life Insurance Society

Supplemental Schedule of Investment Risks Interrogatories

and Summary Investment Schedule

(Dollars in Thousands)

Investment Risks Interrogatories (continued)

Mortgage loans classified by category:

		Amount	Percentage of Total Admitted
a.	Construction loans	$–	–%
b.	Mortgage loans over 90 days past due	–	–
c.	Mortgage loans in the process of foreclosure	–	–
d.	Mortgage loans foreclosed	–	–
e.	Restructured mortgage loans	–	–

17.	Aggregate mortgage loans having the following loan-to-value ratios as determined from the most current appraisal as of the annual statement date:

	Residential		Commercial		Agricultural
	Percentage of Total Admitted		Percentage of Total Admitted		Percentage of Total Admitted
Loan-to-Value	Amount	Assets	Amount	Assets	Amount	Assets
i. Above 95%	$–	–%	$–	–%	$–	–%
ii. 91% to 95%	–	–	–	–	–	–
iii. 81% to 90%	–	–	–	–	–	–
iv. 71% to 80%	–	–	7,932	0.08	–	–
v. Below 70%	–	–	2,350,175	22.94	–	–

	$–	–%	$2,358,107	23.02%	$–	–%

Woodmen of the World Life Insurance Society

Supplemental Schedule of Investment Risks Interrogatories

and Summary Investment Schedule

(Dollars in Thousands)

Investment Risks Interrogatories (continued)

18.	Assets held in each of the five largest investments in one parcel or group of contiguous parcels of real estate reported in Schedule A are less than 2.5% of the Company’s total admitted assets.

19.	Assets held in mezzanine real estate loans are less than 2.5% of the Company’s total admitted assets.

20.	WoodmenLife’s total admitted assets are subject to the following types of agreements as of the following dates:

Unaudited at End of Each Quarter
	At Year-End		1st Quarter	2nd Quarter	3rd Quarter
Percentage of Total Admitted
	Amount	Assets	Amount	Amount	Amount
a. Securities lending (do not include assets held as collateral for such transactions)	$89,341	0.87%	$112,931	$119,675	$86,558
b. Repurchase agreements	–	–	–	–	–
c. Reverse repurchase agreements	–	–	–	–	–
d. Dollar repurchase agreements	–	–	–	–	–
e. Dollar reverse repurchase agreements	–	–	–	–	–

Woodmen of the World Life Insurance Society

Supplemental Schedule of Investment Risks Interrogatories

and Summary Investment Schedule

(Dollars in Thousands)

Investment Risks Interrogatories (continued)

21.	Warrants not attached to other financial instruments, options, caps, and floors are:

	Owned		Written
		Percentage of Total Admitted		Percentage of Total Admitted
	Amount	Assets	Amount	Assets
a. Hedging	$–	–%	$–	–%
b. Income generation	–	–	–	–
c. Other	60,608	0.59	(33,097)	(0.32)

22.	WoodmenLife’s potential exposure (defined as the amount determined in accordance with the NAIC’s Annual Statement Instructions) for collars, swaps, and forwards as of the following dates is:

Unaudited at End of Each Quarter
	At Year-End		1st Quarter	2nd Quarter	3rd Quarter
Percentage of Total Admitted
	Amount	Assets	Amount	Amount	Amount
a. Hedging	$–	–%	$–	$–	$–
b. Income generation	–	–	–	–	–
c. Replications	–	–	–	–	–
d. Other	–	–	–	–	–

Woodmen of the World Life Insurance Society

Supplemental Schedule of Investment Risks Interrogatories

and Summary Investment Schedule

(Dollars in Thousands)

Investment Risks Interrogatories (continued)

23.	WoodmenLife’s potential exposure (defined as the amount determined in accordance with the NAIC’s Annual Statement Instructions) for futures contracts as of the following dates is:

Unaudited at End of Each Quarter
	At Year-End		1st Quarter	2nd Quarter	3rd Quarter
	Amount	Percentage of Total Admitted Assets	Amount	Amount	Amount
a. Hedging	$–	–%	$–	$–	$–
b. Income generation	–	–	–	–	–
c. Replications	–	–	–	–	–
d. Other	–	–	–	–	–

Woodmen of the World Life Insurance Society

Supplemental Schedule of Investment Risks Interrogatories

and Summary Investment Schedule

(Dollars in Thousands)

Summary Investment Schedule

				Admitted Assets as Reported in the
	Gross Investment Holdings*			Annual Statement
Investment Categories	Amount	Percentage of Total Invested Assets	Amount	Securities Lending Reinvested Collateral Amount	Total Amount	Percentage of Total Invested Assets
Long-Term Bonds:
Issuer Credit Obligations:
U.S. Governments	$633	.01%	$633	$—	$633	.01%
All Other Governments	87,390	.86	87,390	—	87,390	.86
Non-U.S. Sovereign	—	—	—	—	—	—
Muni Bonds – General Obligations	164,212	1.62	164,212	—	164,212	1.62
Muni Bonds – Special Revenue	443,266	4.38	443,266	—	443,266	4.38
Project Finance Bonds	21,603	.21	21,603	—	21,603	.21
Corporate Bonds	3,765,185	37.23	3,765,185	—	3,765,185	37.23
Mandatory Convertible Bonds	—	—	—	—	—	—
Single Entity Backed Obligations	—	—	—	—	—	—
SVO-Identified Bond ETFs – FV	—	—	—	—	—	—
SVO-Identified Bond ETFs – SV	—	—	—	—	—	—
Bonds issued by Funds Rep OEs	—	—	—	—	—	—
Bank Loans – Issued	—	—	—	—	—	—
Bank Loans – Acquired	—	—	—	—	—	—
Mtg Loans – Credit Tenant Loans	—	—	—	—	—	—
Certificates of Deposit	—	—	—	—	—	—
Other Issuer Credit Obligations	26,041	.26	26,041	89,341	115,382	1.41
Total Issuer Credit Obligations	4,508,330	44.58	4,508,330	89,341	4,597,671	45.47
Asset Backed Securities:
Financial ABS – Self-Liquidating	2,024,887	20.02	2,024,887	—	2,024,887	20.02
Financial ABS – Not Self-Liquidating	—	—	—	—	—	—
Non-Financial ABS	89,082	0.88	89,082	—	89,082	0.88
Total Asset-Backed Securities	2,113,969	20.90	2,113,969	—	2,113,969	20.90
Preferred Stocks
Industrial and miscellaneous
(Unaffiliated)	129,661	1.28	129,661		129,661	1.28
Parent, subsidiaries and affiliates	—	—	—	—	—	—
Total Preferred Stocks	129,661	1.28	129,661		129,661	1.28
Common Stocks
Industrial and Miscellaneous Publicly
Traded (Unaffiliated)	86,190	0.85	86,190	—	86,190	0.85
Industrial and Miscellaneous Other	25,861	0.26	25,861	—	25,861	0.26
Parent, Subsidiaries and Affiliate
Publicly Traded	—	—	—	—	—	—
Parent, Subsidiaries and Affiliates
Other	921	0.01	921	—	921	0.01
Mutual Funds	338,312	3.35	338,312	—	338,312	3.35
Unit Investment Trusts	—	—	—	—	—	—
Closed-End Funds	—	—	—	—	—	—
Exchange Traded Funds	—
Total Common Stocks	451,284	4.46	451,284	—	451,284	4.46

Woodmen of the World Life Insurance Society

Supplemental Schedule of Investment Risks Interrogatories

and Summary Investment Schedule

(Dollars in Thousands)

Summary Investment Schedule (continued)

				Admitted Assets as Reported in the
	Gross Investment Holdings*			Annual Statement
Investment Categories	Amount	Percentage of Total Invested Assets	Amount	Securities Lending Reinvested Collateral Amount	Total Amount	Percentage of Total Invested Assets
Mortgage Loans
Farm Mortgages	—	—	—	—	—	—
Residential Mortgages	—	—	—	—	—	—
Commercial Mortgages	2,358,107	23.32	2,358,107	—	2,358,107	23.32
Mezzanine Real Estate Loans	—	—	—	—	—	—
Total Valuation Allowance	—	—	—	—	—	—
Total Mortgage Loans	2,358,107	23.32	2,358,107		2,358,107	23.32
Real Estate
Properties Occupied by Company	19,085	0.19	19,085	—	19,085	0.19
Properties Held for Production of Income	53,310	0.53	53,310	—	53,310	0.53
Properties Held for Sale	—	—	—	—	—	—
Total Real Estate	72,395	0.72	72,395	—	72,395	0.72
Cash, Cash Equivalents and Short-
Term Investments
Cash	32,428	0.32	32,428	—	32,428	0.32
Cash Equivalents	71,904	0.71	71,904	—	71,904	0.71
Short-Term Investments	—	—	—	—	—	—
Total Cash, Cash Equivalents and Short-Term Investments	104,332	1.03	104,332	—	104,332	1.03
Contract Loans	123,601	1.22	122,332	—	122,332	1.21
Derivatives	60,608	0.60	60,608	—	60,608	0.60
Other Invested Assets	101,934	1.01	101,934	—	101,934	1.01
Receivables for Securities	134	0.00	134	—	134	0.00
Securities lending	89,341	0.88	89,341	XXX	XXX	XXX
Total invested assets	$10,113,696	100.0%	$10,112,427	$89,341	$10,112,427	100.0%

*Gross investment holdings as valued in compliance with the NAIC’s Accounting Practices and Procedures Manual.

Woodmen of the World Life Insurance Society

Note to Supplemental Schedules of Supplementary Information – Statutory Basis

December 31, 2025

Note – Basis of Presentation

The accompanying schedules and interrogatories present selected statutory basis financial data as of December 31, 2025, and for the year then ended, for purposes of complying with Paragraph 9 of the Annual Audited Financial Reports in the Annual Audited Report section of the National Association of Insurance Commissioners’ Annual Statement Instructions and the National Association of Insurance Commissioners’ Accounting Practices and Procedures Manual and agree to or are included in the amounts reported in WoodmenLife’s 2025 Statutory Annual Statement as filed with the Nebraska Department of Insurance.

Certain items required by Paragraph 9 of the Annual Audited Financial Reports in the Annual Audited Report section of the Annual Statement Instructions and the Accounting Practices and Procedures Manual have been omitted from the schedule presented herein as amounts are zero or items are not applicable.

The Company has not identified any reinsurance contracts entered into, renewed or amended on or after January 1, 1996 that would require disclosure in the supplemental schedule of life and health reinsurance disclosures as required under SSAP No. 61R, Life, Deposit-Type and Accident and Health Reinsurance.

Exhibits and Financial Statement Schedules

(a) Exhibits. See Exhibit Index following the signature pages to this Registration Statement.

(b) Financial Statement Schedules.

All other schedules, other than those listed above, are omitted because the information is not required or because the information is included in the Financial Statements or Notes to Financial Statements.

INDEPENDENT AUDITOR’S REPORT

Audit Committee of Woodmen of the World Life Insurance Society

Report on Supplemental Schedules

Our 2025 audit was conducted for the purpose of forming an opinion on the 2025 statutory basis financial statements of Woodmen of the World Life Insurance Society (“the Company”) as a whole. The supplemental schedules of summary of investments other than investments in related parties as of December 31, 2025, supplementary insurance information as of and for the years ended December 31, 2025 and 2024, and reinsurance for the years ended December 31, 2025, and 2024, are presented for purposes of additional analysis and are not a required part of the 2025 statutory basis financial statements.

These schedules are the responsibility of the Company’s management and were derived from and relate directly to the underlying accounting and other records used to prepare the statutory basis financial statements. Such schedules have been subjected to the auditing procedures applied in our audit of the 2025 and 2024 statutory basis financial statements and certain additional procedures, including comparing and reconciling such schedules directly to the underlying accounting and other records used to prepare the statutory basis financial statements or to the statutory basis financial statements themselves, and other additional procedures in accordance with auditing standards generally accepted in the United States of America. In our opinion, such schedules are fairly stated in all material respects in relation to the 2025 and 2024 statutory basis financial statements as a whole.

The 2023 supplemental schedules of supplementary insurance information and reinsurance were subjected to auditing procedures by other auditors whose report, dated April 24, 2024, stated that such schedules present fairly, in all material respects, the information set forth therein when considered in conjunction with the 2023 statutory basis financial statements.

/s/ Deloitte & Touche LLP

April 28, 2026
Omaha, Nebraska

Schedule I – Summary of Investments

Other Than Investments in Related Parties

As of December 31, 2025

Type of Investment	Cost	Estimated Market Value	Statement of Financial Position Amount

	(Dollars In Thousands)
Bonds:
U.S. Governments	$634	$562	$633
All Other Governments	87,386	68,205	87,390
Muni Bonds – General Obligations	164,001	150,253	164,212
Muni Bonds – Special Revenue	442,927	378,382	443,265
Project Finance Bonds	21,603	21,633	21,603
Corporate Bonds	3,754,258	3,655,369	3,765,186
Other Issuer Credit Obligations	26,340	26,752	26,041
Financial ABS – Self-Liquidating	1,993,360	1,907,947	2,024,887
Financial ABS – Not Self-Liquidating
Non-Financial ABS	88,927	88,688	89,082

Total bonds	6,579,436	6,297,791	6,622,299

Equity securities:
Preferred stocks:
Industrial, miscellaneous and other	145,001	129,590	129,661
Common stocks:
Banks, trust, and insurance cos	5,709	11,122	11,122
Industrial, miscellaneous, and all other	72,613	100,929	100,929
Mutual funds	130,852	338,312	338,312

Total equity securities	354,175	579,953	580,024
Mortgage loans	2,358,107		2,358,107
Real estate	239,130		72,395
Certificate loans	123,601		122,332
Securities lending reinvestment collateral assets	89,341		89,341
Cash, cash equivalents and short-term investments`	104,332		104,332
Derivatives	60,608		60,608
Other invested assets	102,069		102,069

Total investments	10,010,799		10,111,507

PRELIMINARY AND TENTATIVE FOR DISCUSSIONS ONLY

Schedule III – Supplementary Insurance Information

As of December 31, 2025, 2024, and 2023 and for Each of the Years Then Ended

		Contractholder
	Future Policy	and Other
	Benefits	Certificateholder
	and Claims	Funds
	(Dollars In Thousands)
2025
Life and health insurance	$7,954,716	$17,039

2024
Life and health insurance	$8,107,890	$20,630

2023
Life and health insurance	$8,274,585	$24,357

Schedule III – Supplementary Insurance Information (continued)

As of December 31, 2025, 2024, and 2023 and for Each of the Years Then Ended

			Benefits,
	Premiums	Net	Claims, and	Other
	and Other	Investment	Settlement	Operating
	Considerations	Income (1)	Expenses	Expenses (1)
	(Dollars In Thousands)
2025
Life and health insurance	$ 622,523	$410,202	$792,422	$211,552

2024
Life and health insurance	$ 697,760	$383,909	$858,980	$202,574

2023
Life and health insurance	$ 750,809	$374,292	$905,841	$189,134

(1)	Allocations of net investment income and certain operating expenses are based on a number of assumptions and estimates, and reported operating results would change if different methods were applied.

Schedule IV – Reinsurance

As of December 31, 2025, 2024, and 2023 and for Each of the Years Then Ended

		Ceded to
	Gross	Other	Net
	Amount	Companies	Amount

	(Dollars In Thousands)
2025
Life insurance in force	$39,390,075	$10,734,382	$28,655,693

Premiums:
Life insurance	$631,800	$31,720	$600,080
Supplemental contracts involving life contingencies	7,528	-	7,528
Supplemental contracts not involving life contingencies	-	-	-
Accident and health insurance	44,762	29,846	14,914

Total	$684,090	$61,566	$622,524

2024
Life insurance in force	$39,435,432	$10,087,790	$29,347,642

Premiums:
Life insurance	$706,371	$27,774	$678,597
Supplemental contracts involving life contingencies	9,640	-	9,640
Supplemental contracts not involving life contingencies	-	-	-
Accident and health insurance	17,220	7,698	9,522

Total	$733,231	$35,472	$697,759

2023
Life insurance in force	$39,445,658	$9,611,049	$29,834,609

Premiums:
Life insurance	$764,983	$28,673	$736,310
Supplemental contracts involving life contingencies	6,414	-	6,414
Supplemental contracts not involving life contingencies	-	-	-
Accident and health insurance	9,550	1,464	8,086

Total	$780,947	$30,137	$750,810

Financial Statements

WoodmenLife Variable Annuity Account

WoodmenLife®

Financial Statements WoodmenLife Financial & Statements. Other pdf Financial Information—Statutory Basis Woodmen of the World Life Insurance Society Years Ended December 31, 2025, 2024 and 2023, and Independent Auditor’s Report

WoodmenLife Variable Annuity Account

Financial Statements

Years Ended December 31, 2025 and 2024

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Policyowners of WoodmenLife Variable Annuity Account

and the Board of Directors of Woodmen of the World Life Insurance Society

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities for each of the subaccounts of WoodmenLife Variable Annuity Account (the “Account”) listed in Note 1 as of December 31, 2025, the related statements of operations for the period ended December 31, 2025, the statements of changes in net assets, financial highlights, and the related notes for the periods ended December 31, 2025 and December 31, 2024 (collectively referred to as the “financial statements and financial highlights”). In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the subaccounts constituting the Account as of December 31, 2025, and the results of its operations for the period ended December 31, 2025, the changes in their net assets and financial highlights for the period ended December 31, 2025 and December 31, 2024 presented in Note 1, in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial highlights for the years ended December 31, 2023, 2022, and 2021 were audited by other auditors whose report dated April 24, 2024, expressed an unqualified opinion on those statements.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Account’s management. Our responsibility is to express an opinion on the subaccounts’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The subaccounts are not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the subaccounts’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2025, by correspondence with the custodians. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Omaha, Nebraska

April 28, 2026

We have served as the Company’s auditor since 2024.

WoodmenLife Variable Annuity Account

Statements of Assets and Liabilities

December 31, 2025

	American Asset Allocation Subaccount	American Growth Subaccount	American Capital World Growth & Income Subaccount	American Growth & Income Subaccount	American Global Growth Subaccount	American International Growth & Income Subaccount

Assets
Investments in shares of mutual funds, at net asset value	$70,924,110	$83,223,432	$5,915,820	$51,381,041	$13,644,475	$2,547,887

Total assets	$70,924,110	$83,223,432	$5,915,820	$51,381,041	$13,644,475	$2,547,887

Liabilities
Liabilities	–	–	–	–	–	–

Net assets	$70,924,110	$83,223,432	$5,915,820	$51,381,041	$13,644,475	$2,547,887

Net assets
Accumulation units	$70,924,110	$83,223,432	$5,915,820	$51,381,041	$13,644,475	$2,547,887

Total net assets	$70,924,110	$83,223,432	$5,915,820	$51,381,041	$13,644,475	$2,547,887

Investments in shares of mutual funds, at cost	$66,323,524	$64,947,980	$4,620,578	$44,822,426	$12,976,136	$1,901,156
Shares of mutual fund owned	2,621,963	599,592	321,862	775,212	358,029	194,495

Accumulation units outstanding	3,158,601	1,712,125	241,788	1,578,895	464,172	145,942
Accumulation unit value	$22.45	$48.61	$24.47	$32.54	$29.40	$17.46

See accompanying notes.

3

WoodmenLife Variable Annuity Account

Statements of Assets and Liabilities (continued)

December 31, 2025

	American Global Small Cap Subaccount	Calvert NASDAQ 100 Subaccount	Calvert EAFE International Subaccount	Calvert Investment Grade Bond Subaccount	Calvert S&P 500 Subaccount	Calvert S&P Mid Cap 400 Subaccount

Assets
Investments in shares of mutual funds, at net asset value	$1,300,019	$65,521,547	$2,170,115	$9,753,826	$50,348,883	$14,471,930

Total assets	$1,300,019	$65,521,547	$2,170,115	$9,753,826	$50,348,883	$14,471,930

Liabilities
Liabilities	–	–	–	–	–	–

Net assets	$1,300,019	$65,521,547	$2,170,115	$9,753,826	$50,348,883	$14,471,930

Net assets
Accumulation units	$1,300,019	$65,521,547	$2,170,115	$9,753,826	$50,348,883	$14,471,930

Total net assets	$1,300,019	$65,521,547	$2,170,115	$9,753,826	$50,348,883	$14,471,930

Investments in shares of mutual funds, at cost	$1,140,577	$41,648,427	$1,691,520	$10,165,027	$41,816,355	$13,499,600
Shares of mutual fund owned	68,278	330,950	17,714	197,887	235,418	113,568

Accumulation units outstanding	74,015	386,814	66,711	671,627	665,657	220,739
Accumulation unit value	$17.56	$169.39	$32.53	$14.52	$75.64	$65.56

See accompanying notes.

4

WoodmenLife Variable Annuity Account

Statements of Assets and Liabilities (continued)

December 31, 2025

	Calvert Russell 2000 Small Cap Subaccount	Fidelity Contrafund Subaccount	Fidelity Equity Income Subaccount	Fidelity Growth Subaccount	Fidelity Growth & Income Subaccount	Fidelity Overseas Subaccount

Assets
Investments in shares of mutual funds, at net asset value	$7,787,675	$74,495,605	$13,505,319	$36,698,643	$23,028,067	$4,396,029

Total assets	$7,787,675	$74,495,605	$13,505,319	$36,698,643	$23,028,067	$4,396,029

Liabilities
Liabilities	–	–	–	–	–	–

Net assets	$7,787,675	$74,495,605	$13,505,319	$36,698,643	$23,028,067	$4,396,029

Net assets
Accumulation units	$7,787,675	$74,495,605	$13,505,319	$36,698,643	$23,028,067	$4,396,029

Total net assets	$7,787,675	$74,495,605	$13,505,319	$36,698,643	$23,028,067	$4,396,029

Investments in shares of mutual funds, at cost	$7,320,467	$61,530,138	$11,774,966	$36,730,413	$18,680,343	$3,976,202
Shares of mutual fund owned	85,938	1,255,614	463,145	380,061	701,220	160,909

Accumulation units outstanding	153,979	730,872	264,361	364,408	362,479	114,132
Accumulation unit value	$50.58	$101.93	$51.09	$100.71	$63.53	$38.52

See accompanying notes.

5

WoodmenLife Variable Annuity Account

Statements of Assets and Liabilities (continued)

December 31, 2025

	Fidelity Money Market Subaccount	Franklin Income Subaccount	Franklin Mutual Global Discovery Subaccount	Franklin Rising Dividends Subaccount	Franklin Strategic Income Subaccount	Franklin Global Bond Subaccount

Assets
Investments in shares of mutual funds, at net asset value	$12,612,401	$40,622,966	$6,461,360	$30,588,117	$10,254,836	$3,399,002

Total assets	$12,612,401	$40,622,966	$6,461,360	$30,588,117	$10,254,836	$3,399,002

Liabilities
Liabilities	–	–	–	–	–	–

Net assets	$12,612,401	$40,622,966	$6,461,360	$30,588,117	$10,254,836	$3,399,002

Net assets
Accumulation units	$12,612,401	$40,622,966	$6,461,360	$30,588,117	$10,254,836	$3,399,002

Total net assets	$12,612,401	$40,622,966	$6,461,360	$30,588,117	$10,254,836	$3,399,002

Investments in shares of mutual funds, at cost	$12,612,401	$39,236,455	$5,858,809	$29,512,341	$10,574,371	$3,455,852
Shares of mutual fund owned	12,612,401	2,679,615	339,001	1,090,874	1,123,202	258,087

Accumulation units outstanding	11,542,799	2,399,493	325,506	1,082,950	896,323	411,523
Accumulation unit value	$1.09	$16.93	$19.85	$28.25	$11.44	$8.26

See accompanying notes.

6

WoodmenLife Variable Annuity Account

Statements of Assets and Liabilities (continued)

December 31, 2025

	PIMCO Low Duration Subaccount	PIMCO Real Return Subaccount

Assets
Investments in shares of mutual funds, at net asset value	$2,442,063	$13,866,676

Total assets	$2,442,063	$13,866,676

Liabilities
Liabilities	–	–

Net assets	$2,442,063	$13,866,676

Net assets
Accumulation units	$2,442,063	$13,866,676

Total net assets	$2,442,063	$13,866,676

Investments in shares of mutual funds, at cost	$2,442,687	$14,875,097
Shares of mutual fund owned	249,700	1,154,594

Accumulation units outstanding	181,958	813,663
Accumulation unit value	$13.42	$17.04

See accompanying notes.

7

WoodmenLife Variable Annuity Account

Statements of Operations

Year Ended December 31, 2025

	American Asset Allocation Subaccount	American Growth Subaccount	American Capital World Growth & Income Subaccount	American Growth & Income Subaccount	American Global Growth Subaccount	American International Growth & Income Subaccount

Income:
Dividends	$1,346,882	$112,431	$77,561	$442,097	$175,718	$58,515
Expenses:
Mortality and expense risk	(813,380)	(923,741)	(70,989)	(586,961)	(153,725)	(27,442)

Net investment income (loss)	533,502	(811,310)	6,572	(144,864)	21,993	31,073

Realized gain (loss) on sales of fund shares	857,554	2,405,604	109,544	1,504,876	213,763	(74,637)
Capital gain distributions	4,512,426	5,745,618	206,962	7,835,303	1,524,705	–
Change in unrealized appreciation (depreciation) of investments	2,922,062	5,634,117	887,760	(1,827,707)	527,051	670,208

Net increase (decrease) in net assets from operations	$8,825,544	$12,974,029	$1,210,838	$7,367,608	$2,287,512	$626,644

See accompanying notes.

8

WoodmenLife Variable Annuity Account

Statements of Operations (continued)

Year Ended December 31, 2025

	American Global Small Cap Subaccount	Calvert NASDAQ 100 Subaccount	Calvert EAFE International Subaccount	Calvert Investment Grade Bond Subaccount	Calvert S&P 500 Subaccount	Calvert S&P Mid Cap 400 Subaccount

Income:
Dividends	$4,347	$165,594	$49,174	$290,524	$517,400	$154,534
Expenses:
Mortality and expense risk	(15,618)	(741,379)	(24,353)	(115,574)	(560,381)	(176,482)

Net investment income (loss)	(11,271)	(575,785)	24,821	174,950	(42,981)	(21,948)

Realized gain (loss) on sales of fund shares	(158,804)	4,045,845	89,496	(326,217)	1,263,385	361,977
Capital gain distributions	26,748	971,769	–	–	4,336,737	930,334
Change in unrealized appreciation (depreciation) of investments	291,420	6,002,449	377,904	650,641	1,232,929	(449,216)

Net increase (decrease) in net assets from operations	$148,093	$10,444,278	$492,221	$499,374	$6,790,070	$821,147

See accompanying notes.

9

WoodmenLife Variable Annuity Account

Statements of Operations (continued)

Year Ended December 31, 2025

	Calvert Russell 2000 Small Cap Subaccount	Fidelity Contrafund Subaccount	Fidelity Equity Income Subaccount	Fidelity Growth Subaccount	Fidelity Growth & Income Subaccount	Fidelity Overseas Subaccount

Income:
Dividends	$113,121	$35,325	$218,339	$71,332	$317,641	$65,967
Expenses:
Mortality and expense risk	(93,264)	(847,790)	(154,074)	(423,334)	(271,680)	(53,767)

Net investment income (loss)	19,857	(812,465)	64,265	(352,002)	45,961	12,200

Realized gain (loss) on sales of fund shares	258,731	3,604,315	409,535	1,230,860	1,474,872	247,858
Capital gain distributions	368,035	11,182,597	711,504	4,530,609	2,054,458	384,165
Change in unrealized appreciation (depreciation) of investments	139,420	(1,399,750)	818,206	(1,078,462)	408,194	75,436

Net increase (decrease) in net assets from operations	$786,043	$12,574,697	$2,003,510	$4,331,005	$3,983,485	$719,659

See accompanying notes.

10

WoodmenLife Variable Annuity Account

Statements of Operations (continued)

Year Ended December 31, 2025

	Fidelity Money Market Subaccount	Franklin Income Subaccount	Franklin Mutual Global Discovery Subaccount	Franklin Rising Dividends Subaccount	Franklin Strategic Income Subaccount	Franklin Global Bond Subaccount

Income:
Dividends	$516,892	$2,022,160	$114,925	$240,991	$513,611	$–
Expenses:
Mortality and expense risk	(163,035)	(492,955)	(78,123)	(368,755)	(130,854)	(43,660)

Net investment income (loss)	353,857	1,529,205	36,802	(127,764)	382,757	(43,660)

Realized gain (loss) on sales of fund shares	(754)	(327,876)	130,113	378,475	(288,169)	(249,654)
Capital gain distributions	–	425,051	637,038	2,887,172	115	–
Change in unrealized appreciation (depreciation) of investments	–	2,596,473	435,180	(204,668)	507,238	772,678

Net increase (decrease) in net assets from operations	$353,103	$4,222,853	$1,239,133	$2,933,215	$601,941	$479,364

See accompanying notes.

11

WoodmenLife Variable Annuity Account

Statements of Operations (continued)

Year Ended December 31, 2025

	PIMCO Low Duration Subaccount	PIMCO Real Return Subaccount

Income:
Dividends	$90,583	$470,717
Expenses:
Mortality and expense risk	(28,702)	(176,835)

Net investment income (loss)	61,881	293,882

Realized gain (loss) on sales of fund shares	(17,560)	(350,252)
Capital gain distributions	–	–
Change in unrealized appreciation (depreciation) of investments	50,726	950,831

Net increase (decrease) in net assets from operations	$95,047	$894,461

See accompanying notes.

12

WoodmenLife Variable Annuity Account

Statements of Changes in Net Assets

Years Ended December 31, 2025 and 2024

	American Asset Allocation Subaccount		American Growth Subaccount		American Capital World Growth & Income Subaccount

	2025	2024	2025	2024	2025	2024

Increase (decrease) in net assets from operations:
Net investment income (loss)	$533,502	$538,317	$(811,310)	$(540,944)	$6,572	$21,102
Net realized gain (loss) on investments	5,369,980	3,050,772	8,151,222	3,729,043	316,506	65,688
Change in unrealized appreciation (depreciation) of investments	2,922,062	4,525,714	5,634,117	12,025,335	887,760	508,605

Net increase (decrease) in net assets from operations	8,825,544	8,114,803	12,974,029	15,213,434	1,210,838	595,395

Certificate transactions:
Certificate deposits	1,064,010	477,792	2,572,465	940,742	126,009	49,699
Certificate surrenders and death benefits	(6,708,249)	(6,881,061)	(9,111,660)	(8,677,335)	(858,199)	(1,061,403)
Transfers between subaccounts, including fixed interest account	5,900,065	4,247,916	10,290,728	7,560,839	141,339	782,045
Administrative charges	(5,233)	(5,646)	(7,767)	(7,456)	(747)	(792)

Net increase (decrease) in net assets from certificate transactions	250,593	(2,160,999)	3,743,766	(183,210)	(591,598)	(230,451)

Total increase (decrease) in net assets	9,076,137	5,953,804	16,717,795	15,030,224	619,240	364,944
Net assets at beginning of year	61,847,973	55,894,169	66,505,637	51,475,413	5,296,580	4,931,636

Net assets at end of year	$70,924,110	$61,847,973	$83,223,432	$66,505,637	$5,915,820	$5,296,580

See accompanying notes.

13

WoodmenLife Variable Annuity Account

Statements of Changes in Net Assets (continued)

Years Ended December 31, 2025 and 2024

	American Growth & Income Subaccount		American Global Growth Subaccount		American International Growth & Income Subaccount

	2025	2024	2025	2024	2025	2024

Increase (decrease) in net assets from operations:
Net investment income (loss)	$(144,864)	$(47,857)	$21,993	$31,542	$31,073	$23,878
Net realized gain (loss) on investments	9,340,179	2,750,306	1,738,468	683,388	(74,637)	(269,404)
Change in unrealized appreciation (depreciation) of investments	(1,827,707)	5,155,721	527,051	526,757	670,208	281,907

Net increase (decrease) in net assets from operations	7,367,608	7,858,170	2,287,512	1,241,687	626,644	36,381

Certificate transactions:
Certificate deposits	838,089	327,331	350,753	289,150	47,984	27,627
Certificate surrenders and death benefits	(6,292,624)	(4,584,426)	(1,498,824)	(1,746,635)	(121,678)	(349,449)
Transfers between subaccounts, including fixed interest account	6,185,286	4,759,306	1,354,526	1,086,276	150,595	314,835
Administrative charges	(3,642)	(3,734)	(1,683)	(1,826)	(373)	(427)

Net increase (decrease) in net assets from certificate transactions	727,109	498,477	204,772	(373,035)	76,528	(7,414)

Total increase (decrease) in net assets	8,094,717	8,356,647	2,492,284	868,652	703,172	28,967
Net assets at beginning of year	43,286,324	34,929,677	11,152,191	10,283,539	1,844,715	1,815,748

Net assets at end of year	$51,381,041	$43,286,324	$13,644,475	$11,152,191	$2,547,887	$1,844,715

See accompanying notes.

14

WoodmenLife Variable Annuity Account

Statements of Changes in Net Assets (continued)

Years Ended December 31, 2025 and 2024

	American Global Small Cap Subaccount		Calvert NASDAQ 100 Subaccount		Calvert EAFE International Subaccount

	2025	2024	2025	2024	2025	2024

Increase (decrease) in net assets from operations:
Net investment income (loss)	$(11,271)	$(2,565)	$(575,785)	$(481,399)	$24,821	$24,526
Net realized gain (loss) on investments	(132,056)	(174,321)	5,017,614	8,880,333	89,496	59,129
Change in unrealized appreciation (depreciation) of investments	291,420	188,710	6,002,449	2,548,963	377,904	(36,409)

Net increase (decrease) in net assets from operations	148,093	11,824	10,444,278	10,947,897	492,221	47,246

Certificate transactions:
Certificate deposits	35,310	28,114	1,142,489	822,775	24,618	13,106
Certificate surrenders and death benefits	(277,537)	(220,475)	(8,208,521)	(9,242,082)	(277,083)	(420,235)
Transfers between subaccounts, including fixed interest account	124,411	136,661	5,903,645	5,737,869	171,307	101,412
Administrative charges	(287)	(302)	(7,393)	(8,003)	(538)	(633)

Net increase (decrease) in net assets from certificate transactions	(118,103)	(56,002)	(1,169,780)	(2,689,441)	(81,696)	(306,350)

Total increase (decrease) in net assets	29,990	(44,178)	9,274,498	8,258,456	410,525	(259,104)
Net assets at beginning of year	1,270,029	1,314,207	56,247,049	47,988,593	1,759,590	2,018,694

Net assets at end of year	$1,300,019	$1,270,029	$65,521,547	$56,247,049	$2,170,115	$1,759,590

See accompanying notes.

15

WoodmenLife Variable Annuity Account

Statements of Changes in Net Assets (continued)

Years Ended December 31, 2025 and 2024

	Calvert Investment Grade Bond Subaccount		Calvert S&P 500 Subaccount		Calvert S&P Mid Cap 400 Subaccount

	2025	2024	2025	2024	2025	2024

Increase (decrease) in net assets from operations:
Net investment income (loss)	$174,950	$147,503	$(42,981)	$1,877	$(21,948)	$(6,865)
Net realized gain (loss) on investments	(326,217)	(289,629)	5,600,122	3,130,172	1,292,311	896,580
Change in unrealized appreciation (depreciation) of investments	650,641	115,909	1,232,929	4,639,149	(449,216)	723,163

Net increase (decrease) in net assets from operations	499,374	(26,217)	6,790,070	7,771,198	821,147	1,612,878

Certificate transactions:
Certificate deposits	83,682	135,385	663,601	319,081	245,242	175,423
Certificate surrenders and death benefits	(1,227,372)	(1,017,226)	(4,789,183)	(4,049,996)	(2,474,097)	(2,610,245)
Transfers between subaccounts, including fixed interest account	818,452	340,505	5,606,025	4,393,463	1,278,984	1,762,682
Administrative charges	(1,378)	(1,630)	(5,268)	(5,491)	(3,365)	(3,949)

Net increase (decrease) in net assets from certificate transactions	(326,616)	(542,966)	1,475,175	657,057	(953,236)	(676,089)

Total increase (decrease) in net assets	172,758	(569,183)	8,265,245	8,428,255	(132,089)	936,789
Net assets at beginning of year	9,581,068	10,150,251	42,083,638	33,655,383	14,604,019	13,667,230

Net assets at end of year	$9,753,826	$9,581,068	$50,348,883	$42,083,638	$14,471,930	$14,604,019

See accompanying notes.

16

WoodmenLife Variable Annuity Account

Statements of Changes in Net Assets (continued)

Years Ended December 31, 2025 and 2024

	Calvert Russell 2000 Small Cap Subaccount		Fidelity Contrafund Subaccount		Fidelity Equity Income Subaccount

	2025	2024	2025	2024	2025	2024

Increase (decrease) in net assets from operations:
Net investment income (loss)	$19,857	$(1,544)	$(812,465)	$(697,394)	$64,265	$48,326
Net realized gain (loss) on investments	626,766	159,858	14,786,912	10,609,832	1,121,039	1,025,523
Change in unrealized appreciation (depreciation) of investments	139,420	548,028	(1,399,750)	5,920,061	818,206	395,024

Net increase (decrease) in net assets from operations	786,043	706,342	12,574,697	15,832,499	2,003,510	1,468,873

Certificate transactions:
Certificate deposits	139,872	104,367	853,875	677,947	118,477	54,710
Certificate surrenders and death benefits	(1,250,044)	(866,092)	(10,209,117)	(10,717,764)	(1,475,460)	(1,893,497)
Transfers between subaccounts, including fixed interest account	275,334	492,813	6,808,061	8,160,142	1,206,361	1,063,266
Administrative charges	(1,638)	(1,927)	(12,368)	(13,499)	(2,292)	(2,523)

Net increase (decrease) in net assets from certificate transactions	(836,476)	(270,839)	(2,559,549)	(1,893,174)	(152,914)	(778,044)

Total increase (decrease) in net assets	(50,433)	435,503	10,015,148	13,939,325	1,850,596	690,829
Net assets at beginning of year	7,838,108	7,402,605	64,480,457	50,541,132	11,654,723	10,963,894

Net assets at end of year	$7,787,675	$7,838,108	$74,495,605	$64,480,457	$13,505,319	$11,654,723

See accompanying notes.

17

WoodmenLife Variable Annuity Account

Statements of Changes in Net Assets (continued)

Years Ended December 31, 2025 and 2024

	Fidelity Growth Subaccount		Fidelity Growth & Income Subaccount		Fidelity Overseas Subaccount

	2025	2024	2025	2024	2025	2024

Increase (decrease) in net assets from operations:
Net investment income (loss)	$(352,002)	$(386,340)	$45,961	$27,274	$12,200	$12,930
Net realized gain (loss) on investments	5,761,469	8,965,103	3,529,330	2,501,568	632,023	412,698
Change in unrealized appreciation (depreciation) of investments	(1,078,462)	(1,177,544)	408,194	1,067,044	75,436	(274,651)

Net increase (decrease) in net assets from operations	4,331,005	7,401,219	3,983,485	3,595,886	719,659	150,977

Certificate transactions:
Certificate deposits	683,882	504,488	535,833	231,767	67,090	49,569
Certificate surrenders and death benefits	(5,107,468)	(6,164,296)	(3,809,516)	(2,851,483)	(621,400)	(762,247)
Transfers between subaccounts, including fixed interest account	4,072,573	4,633,789	1,673,868	1,708,601	331,323	464,822
Administrative charges	(5,336)	(5,937)	(3,610)	(4,195)	(1,538)	(1,908)

Net increase (decrease) in net assets from certificate transactions	(356,349)	(1,031,956)	(1,603,425)	(915,310)	(224,525)	(249,764)

Total increase (decrease) in net assets	3,974,656	6,369,263	2,380,060	2,680,576	495,134	(98,787)
Net assets at beginning of year	32,723,987	26,354,724	20,648,007	17,967,431	3,900,895	3,999,682

Net assets at end of year	$36,698,643	$32,723,987	$23,028,067	$20,648,007	$4,396,029	$3,900,895

See accompanying notes.

18

WoodmenLife Variable Annuity Account

Statements of Changes in Net Assets (continued)

Years Ended December 31, 2025 and 2024

	Fidelity Money Market Subaccount		Franklin Income Subaccount		Franklin Mutual Global Discovery Subaccount

	2025	2024	2025	2024	2025	2024

Increase (decrease) in net assets from operations:
Net investment income (loss)	$353,857	$416,750	$1,529,205	$1,484,114	$36,802	$28,485
Net realized gain (loss) on investments	(754)	(378)	97,175	(306,232)	767,151	445,667
Change in unrealized appreciation (depreciation) of investments	–	–	2,596,473	960,732	435,180	(224,062)

Net increase (decrease) in net assets from operations	353,103	416,372	4,222,853	2,138,614	1,239,133	250,090

Certificate transactions:
Certificate deposits	66,021,611	65,678,224	673,849	417,433	49,152	77,975
Certificate surrenders and death benefits	(1,740,801)	(734,984)	(5,555,741)	(4,103,456)	(1,116,370)	(1,258,964)
Transfers between subaccounts, including fixed interest account	(64,580,321)	(59,617,129)	2,978,372	2,709,833	195,722	5,095
Administrative charges	(939)	(868)	(5,144)	(5,720)	(1,200)	(1,311)

Net increase (decrease) in net assets from certificate transactions	(300,450)	5,325,243	(1,908,664)	(981,910)	(872,696)	(1,177,205)

Total increase (decrease) in net assets	52,653	5,741,615	2,314,189	1,156,704	366,437	(927,115)
Net assets at beginning of year	12,559,748	6,818,133	38,308,777	37,152,073	6,094,923	7,022,038

Net assets at end of year	$12,612,401	$12,559,748	$40,622,966	$38,308,777	$6,461,360	$6,094,923

See accompanying notes.

19

WoodmenLife Variable Annuity Account

Statements of Changes in Net Assets (continued)

Years Ended December 31, 2025 and 2024

	Franklin Rising Dividends Subaccount		Franklin Strategic Income Subaccount		Franklin Global Bond Subaccount

	2025	2024	2025	2024	2025	2024

Increase (decrease) in net assets from operations:
Net investment income (loss)	$(127,764)	$(72,526)	$382,757	$358,317	$(43,660)	$(52,367)
Net realized gain (loss) on investments	3,265,647	1,648,786	(288,054)	(335,188)	(249,654)	(499,114)
Change in unrealized appreciation (depreciation) of investments	(204,668)	978,123	507,238	273,842	772,678	7,408

Net increase (decrease) in net assets from operations	2,933,215	2,554,383	601,941	296,971	479,364	(544,073)

Certificate transactions:
Certificate deposits	401,350	312,570	141,547	66,219	44,262	49,878
Certificate surrenders and death benefits	(4,156,314)	(3,854,615)	(1,654,721)	(1,466,332)	(790,598)	(748,690)
Transfers between subaccounts, including fixed interest account	2,524,359	2,081,786	261,063	968,633	278,490	(415,407)
Administrative charges	(3,747)	(4,326)	(1,578)	(1,811)	(730)	(1,280)

Net increase (decrease) in net assets from certificate transactions	(1,234,352)	(1,464,585)	(1,253,689)	(433,291)	(468,576)	(1,115,499)

Total increase (decrease) in net assets	1,698,863	1,089,798	(651,748)	(136,320)	10,788	(1,659,572)
Net assets at beginning of year	28,889,254	27,799,456	10,906,584	11,042,904	3,388,214	5,047,786

Net assets at end of year	$30,588,117	$28,889,254	$10,254,836	$10,906,584	$3,399,002	$3,388,214

See accompanying notes.

20

WoodmenLife Variable Annuity Account

Statements of Changes in Net Assets (continued)

Years Ended December 31, 2025 and 2024

	PIMCO Low Duration Subaccount		PIMCO Real Return Subaccount

	2025	2024	2025	2024

Increase (decrease) in net assets from operations:
Net investment income (loss)	$61,881	$69,175	$293,882	$199,494
Net realized gain (loss) on investments	(17,560)	(71,985)	(350,252)	(328,944)
Change in unrealized appreciation (depreciation) of investments	50,726	80,120	950,831	252,913

Net increase (decrease) in net assets from operations	95,047	77,310	894,461	123,463

Certificate transactions:
Certificate deposits	20,993	20,506	531,577	158,155
Certificate surrenders and death benefits	(182,183)	(521,457)	(1,924,183)	(2,433,046)
Transfers between subaccounts, including fixed interest account	186,152	1,334	237,021	1,193,659
Administrative charges	(491)	(569)	(2,988)	(3,585)

Net increase (decrease) in net assets from certificate transactions	24,471	(500,186)	(1,158,573)	(1,084,817)

Total increase (decrease) in net assets	119,518	(422,876)	(264,112)	(961,354)
Net assets at beginning of year	2,322,545	2,745,421	14,130,788	15,092,142

Net assets at end of year	$2,442,063	$2,322,545	$13,866,676	$14,130,788

See accompanying notes.

21

WoodmenLife Variable Annuity Account

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Organization

WoodmenLife Variable Annuity Account (the Account), a unit investment trust registered under the Investment Company Act of 1940, as amended, was established by Woodmen of the World Life Insurance Society (the Company) and exists in accordance with the rules and regulations of the Nebraska Department of Insurance. The Account is a funding vehicle for individual flexible premium deferred variable annuity certificates issued by the Company.

At the direction of eligible certificate owners, the Account invests in 26 investment subaccounts which, in turn, own shares of the following open-end registered investment companies (the Funds):

Subaccount	Invests Exclusively in Shares of

American Variable Products:
American Asset Allocation	Asset Allocation Fund, Class 2
American Growth	Growth Fund, Class 2
American Capital World Growth & Income	Capital World Growth & Income Fund, Class 2
American Growth & Income	Growth-Income Fund, Class 2
American Global Growth	Global Growth Fund, Class 2
American International Growth & Income	International Growth & Income Fund, Class 2
American Global Small Cap	Global Small Capitalization Fund, Class 2

Calvert Variable Products:
Calvert NASDAQ 100	NASDAQ-100 Index Portfolio, Class 1
Calvert EAFE International	EAFE International Index Portfolio, Class 1
Calvert Investment Grade Bond	Investment Grade Bond Index Portfolio, Class 1
Calvert S&P 500	S&P 500 Index Portfolio
Calvert S&P Mid Cap 400	S&P MidCap 400 Index Portfolio, Class 1
Calvert Russell 2000 Small Cap	Russell 2000 Small Cap Index Portfolio, Class 1

Fidelity Variable Insurance Products Funds:
Fidelity Contrafund	VIP Contrafund-Portfolio®, Service Class
Fidelity Equity Income	VIP Equity-Income Portfolio®, Service Class
Fidelity Growth	VIP Growth Portfolio, Service Class
Fidelity Growth & Income	VIP Growth & Income Portfolio, Service Class
Fidelity Overseas	VIP Overseas Portfolio, Service Class
Fidelity Money Market	VIP Government Money Market Portfolio, Service Class

22

WoodmenLife Variable Annuity Account

Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

Subaccount	Invests Exclusively in Shares of

Franklin Templeton Variable Products:
Franklin Income	Franklin Income VIP Fund, Class 2
Franklin Mutual Global Discovery	Franklin Mutual Global Discovery VIP Fund, Class 2
Franklin Rising Dividends	Franklin Rising Dividends VIP Fund, Class 2
Franklin Strategic Income	Franklin Strategic Income VIP Fund, Class 2
Franklin Global Bond	Templeton Global Bond VIP Fund, Class 2

PIMCO Variable Insurance Trust:
PIMCO Low Duration	Low Duration Portfolio Administrative Class
PIMCO Real Return	Real Return Portfolio Administrative Class

Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the Company’s other assets and liabilities. The portion of the Account’s assets applicable to the variable annuity certificates is not chargeable with liabilities arising out of any other business the Company may conduct. All amounts reported are for the entire year ended December 31, 2025.

Investments

Investments in shares of the Funds are stated at fair value, which is the closing net asset value per share as determined by the Funds. The first-in, first-out cost basis has been used in determining the net realized gain or loss from investment transactions and unrealized appreciation or depreciation on investments. Investment transactions are accounted for on the trade date.

Dividends and realized capital gain distributions are taken into income on an accrual basis as of the ex-dividend date and are automatically reinvested in shares of the Funds on the payable date.

23

WoodmenLife Variable Annuity Account

Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

Certificates in Annuitization Period

Net assets allocated to certificates in the annuitization period are computed according to the Annuity 2000 Mortality Table, with an assumed investment return of 3%. The mortality risk is fully borne by the Company and may result in additional amounts being transferred into the Account by the Company to cover greater longevity of annuitants than expected.

Conversely, if amounts allocated exceed amounts required, transfers may be made to the Company. At December 31, 2025, there were no net assets allocated to certificates in the annuitization period.

Use of Estimates in the Preparation of Financial Statements

The preparation of the Account’s financial statements and accompanying notes in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported and disclosed in the financial statements and accompanying notes. These estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

2. Expense Charges

The Account pays the Company certain amounts relating to the distribution and administration of the certificates funded by the Account and as reimbursements for certain mortality and other risks assumed by the Company. The following summarizes those amounts:

Mortality and expense risk charges: The Company deducts a daily mortality and expense risk charge from the Account at an effective annual rate of 1.25% of the average daily net asset value of the Account. These charges are assessed in return for the Company’s assumption of risks associated with adverse mortality experience or excess administrative expenses in connection with certificates issued, and results in a reduction in the unit value of the fund.

24

WoodmenLife Variable Annuity Account

Notes to Financial Statements (continued)

2. Expense Charges (continued)

Administrative charge: Prior to the annuity payment period, the Company deducts an annual administrative charge, which is currently $30 ($45 maximum charge) to reimburse it for administrative expenses related to the certificate. The administrative charge applies to certificates with net assets less than $50,000 in the variable subaccounts as of the assessment day, and results in a reduction in the member’s unit holdings.

Surrender charge: Surrender charges are assessed on an individual deposit basis. Each deposit has its own surrender schedule. A surrender charge is imposed in the event of a full or partial surrender during the first seven certificate years. A certificate owner may annually surrender a maximum of 10% of the cash value without incurring a surrender charge. Depending on the annuitant’s issue age, the amount charged ranges from 5% to 7% of the amount surrendered during the first certificate year and declines by 1% in each of the next four to six certificate years, and results in a reduction in the member’s unit holdings. The charge is not reflected as a separate fee in the financial statements, but as a reduction in the surrender amount.

Transfer charge: A transfer charge of $25 may be imposed for the thirteenth and each subsequent transfer between subaccounts in any one certificate year, and results in a reduction in the member’s unit holdings. The Company has not historically charged customers a transfer fee.

3. Federal Income Taxes

The Company is a tax-exempt fraternal benefit society under the provisions of the Internal Revenue Code (the IRC). Under the current provisions of the IRC, the Company does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited under the certificates. Based on this, no charge is being made currently to the Account for federal income taxes. The Company will review periodically the status of this policy. In the event of changes in the tax law, a charge may be made in future years for any federal income taxes that would be attributable to the certificates.

25

WoodmenLife Variable Annuity Account

Notes to Financial Statements (continued)

4. Purchases and Sales of Investment Securities

The aggregate cost of investment securities purchased and proceeds from investment securities sold by subaccount were as follows for the year ended December 31, 2025:

	Cost of	Proceeds
Subaccount	Purchases	From Sales

American Asset Allocation	$6,394,935	$6,957,721
American Growth	10,369,710	7,549,684
American Capital World Growth & Income	736,090	1,398,677
American Growth & Income	5,563,629	5,423,480
American Global Growth	1,691,424	1,640,377
American International Growth & Income	225,187	176,102
American Global Small Cap	203,536	337,257
Calvert NASDAQ 100	4,860,572	6,771,731
Calvert EAFE International	229,687	335,735
Calvert Investment Grade Bond	1,518,891	1,961,082
Calvert S&P 500	4,955,944	4,041,152
Calvert S&P Mid Cap 400	1,342,655	2,472,372
Calvert Russell 2000 Small Cap	600,370	1,530,110
Fidelity Contrafund	4,967,544	8,374,883
Fidelity Equity Income	1,264,223	1,571,211
Fidelity Growth	3,830,625	4,610,309
Fidelity Growth & Income	2,028,016	3,903,122
Fidelity Overseas	411,434	689,726
Fidelity Money Market	44,219,635	44,683,120
Franklin Income	3,612,453	6,014,073
Franklin Mutual Global Discovery	325,395	1,276,213
Franklin Rising Dividends	2,718,680	4,321,787
Franklin Strategic Income	973,112	2,357,655
Franklin Global Bond	480,428	992,663
PIMCO Low Duration	255,727	259,958
PIMCO Real Return	943,858	2,279,266

26

WoodmenLife Variable Annuity Account

Notes to Financial Statements (continued)

5. Summary of Changes from Unit Transactions

Transactions in units of each subaccount were as follows for the years ended December 31, 2025 and 2024:

	2025		2024

Subaccount	Purchased	Redeemed	Purchased	Redeemed

American Asset Allocation	454,696	447,500	360,998	484,365
American Growth	348,253	260,692	269,421	279,273
American Capital World Growth & Income	37,422	62,456	47,050	59,921
American Growth & Income	279,637	251,684	238,972	223,355
American Global Growth	77,929	69,464	68,405	84,440
American International Growth & Income	20,269	15,628	29,711	30,536
American Global Small Cap	16,377	24,224	12,300	16,040
Calvert NASDAQ 100	55,516	63,521	62,777	84,444
Calvert EAFE International	8,652	11,869	5,376	17,162
Calvert Investment Grade Bond	117,951	142,829	81,091	120,778
Calvert S&P 500	106,315	86,315	95,153	85,006
Calvert S&P Mid Cap 400	30,840	45,788	42,566	54,136
Calvert Russell 2000 Small Cap	18,568	36,701	19,493	25,930
Fidelity Contrafund	98,888	126,332	132,651	158,714
Fidelity Equity Income	34,173	37,742	37,115	56,031
Fidelity Growth	62,116	66,041	68,571	81,836
Fidelity Growth & Income	52,009	79,164	62,859	82,156
Fidelity Overseas	14,994	21,163	17,529	25,069
Fidelity Money Market	67,629,322	67,895,914	68,257,598	63,095,479
Franklin Income	341,438	457,264	311,029	378,152
Franklin Mutual Global Discovery	26,264	74,762	23,827	95,151
Franklin Rising Dividends	152,036	198,432	143,413	202,996
Franklin Strategic Income	119,198	232,530	156,319	196,764
Franklin Global Bond	70,626	127,949	36,714	179,198
PIMCO Low Duration	20,582	18,966	29,711	69,351
PIMCO Real Return	82,911	152,372	125,371	193,530

27

WoodmenLife Variable Annuity Account

Notes to Financial Statements (continued)

6. Financial Highlights

The following summarizes units outstanding, unit values, and net assets at the end of each year in the five-year period ended December 31, 2025, and investment income ratios, ratios of expenses to average net assets, and total return ratios for the years ended December 31, 2025, 2024, 2023, 2022 and 2021, as follows:

					Ratio of
				Investment	Expenses
				Income	to Average	Total
		Unit		Ratio	Net Assets	Return
Subaccount	Units	Value	Net Assets	(1) (2)	(3)	(4)

American Asset Allocation
2025	3,158,601	$22.45	$70,924,110	2.07%	1.25%	14.41%
2024	3,151,405	$19.63	$61,847,973	2.17%	1.25%	14.98%
2023	3,274,772	$17.07	$55,894,169	2.28%	1.25%	12.85%
2022	3,242,783	$15.12	$49,044,097	2.00%	1.25%	-14.48%
2021	2,732,885	$17.68	$48,329,686	1.79%	1.25%	13.67%

American Growth
2025	1,712,125	$48.61	$83,223,432	0.15%	1.25%	18.74%
2024	1,624,563	$40.94	$66,505,637	0.34%	1.25%	29.98%
2023	1,634,414	$31.49	$51,475,413	0.37%	1.25%	36.77%
2022	1,675,745	$23.03	$38,588,783	0.32%	1.25%	-30.81%
2021	1,624,781	$33.28	$54,073,361	0.23%	1.25%	20.47%

American Capital World Growth & Income
2025	241,788	$24.47	$5,915,820	1.37%	1.25%	23.26%
2024	266,823	$19.85	$5,296,580	1.66%	1.25%	12.58%
2023	279,694	$17.63	$4,931,636	1.85%	1.25%	19.38%
2022	302,651	$14.77	$4,470,021	2.33%	1.25%	-18.36%
2021	297,440	$18.09	$5,380,991	1.59%	1.25%	13.35%

28

WoodmenLife Variable Annuity Account

Notes to Financial Statements (continued)

6. Financial Highlights (continued)

Subaccount	Units	Unit Value	Net Assets	Investment Income Ratio (1) (2)	Ratio of Expenses to Average Net Assets (3)	Total Return (4)

American Growth & Income
2025	1,578,895	$32.54	$51,381,041	0.94%	1.25%	16.60%
2024	1,550,942	$27.91	$43,286,324	1.13%	1.25%	22.68%
2023	1,535,326	$22.75	$34,929,677	1.39%	1.25%	24.58%
2022	1,597,907	$18.26	$29,181,749	1.33%	1.25%	-17.53%
2021	1,481,109	$22.14	$32,797,784	1.20%	1.25%	22.55%

American Global Growth
2025	464,172	$29.40	$13,644,475	1.43%	1.25%	20.12%
2024	455,707	$24.47	$11,152,191	1.54%	1.25%	12.26%
2023	471,742	$21.80	$10,283,539	0.91%	1.25%	21.09%
2022	493,465	$18.00	$8,883,891	0.68%	1.25%	-25.67%
2021	488,452	$24.22	$11,830,971	0.34%	1.25%	14.97%

American International Growth & Income
2025	145,942	$17.46	$2,547,887	2.66%	1.25%	33.73%
2024	141,302	$13.06	$1,844,715	2.52%	1.25%	2.19%
2023	142,127	$12.78	$1,815,748	2.46%	1.25%	14.33%
2022	156,858	$11.17	$1,752,787	3.10%	1.25%	-16.30%
2021	144,783	$13.35	$1,932,930	2.94%	1.25%	4.06%

American Global Small Cap
2025	74,015	$17.56	$1,300,019	0.35%	1.25%	13.21%
2024	81,862	$15.51	$1,270,029	1.06%	1.25%	1.05%
2023	85,605	$15.35	$1,314,207	0.25%	1.25%	14.73%
2022	110,228	$13.38	$1,474,967	0.00%	1.25%	-30.43%
2021	112,048	$19.23	$2,155,088	0.00%	1.25%	5.41%

29

WoodmenLife Variable Annuity Account

Notes to Financial Statements (continued)

6. Financial Highlights (continued)

Subaccount	Units	Unit Value	Net Assets	Investment Income Ratio (1) (2)	Ratio of Expenses to Average Net Assets (3)	Total Return (4)

Calvert NASDAQ 100
2025	386,814	$169.39	$65,521,547	0.28%	1.25%	18.90%
2024	394,819	$142.46	$56,247,049	0.34%	1.25%	23.64%
2023	416,486	$115.22	$47,988,593	0.33%	1.25%	52.49%
2022	432,678	$75.56	$32,693,489	0.18%	1.25%	-33.48%
2021	444,044	$113.59	$50,439,585	0.29%	1.25%	25.30%

Calvert EAFE International
2025	66,711	$32.53	$2,170,115	2.52%	1.25%	29.28%
2024	69,927	$25.16	$1,759,590	2.50%	1.25%	1.86%
2023	81,713	$24.70	$2,018,694	2.94%	1.25%	16.31%
2022	89,097	$21.24	$1,892,385	3.58%	1.25%	-15.64%
2021	90,652	$25.18	$2,282,431	1.67%	1.25%	9.50%

Calvert Investment Grade Bond
2025	671,627	$14.52	$9,753,826	3.14%	1.25%	5.57%
2024	696,504	$13.76	$9,581,068	2.78%	1.25%	-0.23%
2023	736,192	$13.79	$10,150,251	2.69%	1.25%	4.16%
2022	701,196	$13.24	$9,281,281	2.59%	1.25%	-13.61%
2021	790,359	$15.32	$2,109,768	2.63%	1.25%	-3.04%

Calvert S&P 500
2025	665,657	$75.64	$50,348,883	1.15%	1.25%	16.05%
2024	645,658	$65.18	$42,083,638	1.26%	1.25%	23.08%
2023	635,510	$52.96	$33,655,383	1.40%	1.25%	24.36%
2022	630,112	$42.58	$26,832,575	1.25%	1.25%	-19.35%
2021	603,970	$52.80	$31,891,251	1.42%	1.25%	26.82%

30

WoodmenLife Variable Annuity Account

Notes to Financial Statements (continued)

6. Financial Highlights (continued)

Subaccount	Units	Unit Value	Net Assets	Investment Income Ratio (1) (2)	Ratio of Expenses to Average Net Assets (3)	Total Return (4)

Calvert S&P MidCap 400
2025	220,739	$65.56	$14,471,930	1.09%	1.25%	5.81%
2024	235,686	$61.96	$14,604,019	1.21%	1.25%	12.10%
2023	247,256	$55.28	$13,667,230	1.22%	1.25%	14.68%
2022	272,744	$48.20	$13,146,046	0.93%	1.25%	-14.41%
2021	288,494	$56.31	$16,246,157	0.85%	1.25%	22.87%

Calvert Russell 2000 Small Cap
2025	153,979	$50.58	$7,787,675	1.52%	1.25%	11.06%
2024	172,111	$45.54	$7,838,108	1.24%	1.25%	9.84%
2023	178,549	$41.46	$7,402,605	0.89%	1.25%	15.16%
2022	187,955	$36.00	$6,766,993	0.81%	1.25%	-21.50%
2021	203,398	$45.87	$9,328,990	0.79%	1.25%	13.10%

Fidelity Contrafund
2025	730,872	$101.93	$74,495,605	0.05%	1.25%	19.87%
2024	758,316	$85.03	$64,480,457	0.09%	1.25%	31.96%
2023	784,378	$64.43	$50,541,132	0.40%	1.25%	31.69%
2022	823,336	$48.93	$40,285,380	0.40%	1.25%	-27.30%
2021	860,793	$67.30	$57,931,110	0.05%	1.25%	26.12%

Fidelity Equity Income
2025	264,361	$51.09	$13,505,319	1.77%	1.25%	17.44%
2024	267,929	$43.50	$11,654,723	1.68%	1.25%	13.81%
2023	286,845	$38.22	$10,963,894	1.83%	1.25%	9.17%
2022	304,375	$35.01	$10,657,190	1.86%	1.25%	-6.26%
2021	289,204	$37.35	$10,802,768	1.82%	1.25%	23.28%

31

WoodmenLife Variable Annuity Account

Notes to Financial Statements (continued)

6. Financial Highlights (continued)

Subaccount	Units	Unit Value	Net Assets	Investment Income Ratio (1) (2)	Ratio of Expenses to Average Net Assets (3)	Total Return (4)

Fidelity Growth
2025	364,408	$100.71	$36,698,643	0.21%	1.25%	13.35%
2024	368,333	$88.84	$32,723,987	0.00%	1.25%	28.64%
2023	381,598	$69.06	$26,354,724	0.04%	1.25%	34.41%
2022	395,017	$51.38	$20,297,053	0.50%	1.25%	-25.46%
2021	392,439	$68.93	$27,051,970	0.00%	1.25%	21.55%

Fidelity Growth & Income
2025	362,479	$63.53	$23,028,067	1.46%	1.25%	19.88%
2024	389,634	$52.99	$20,648,007	1.39%	1.25%	20.61%
2023	408,931	$43.94	$17,967,431	1.52%	1.25%	17.11%
2022	464,450	$37.52	$17,425,362	1.62%	1.25%	-6.20%
2021	434,019	$40.00	$17,360,125	2.31%	1.25%	24.20%

Fidelity Overseas
2025	114,132	$38.52	$4,396,029	1.53%	1.25%	18.78%
2024	120,301	$32.43	$3,900,895	1.57%	1.25%	3.64%
2023	127,842	$31.29	$3,999,682	0.91%	1.25%	18.92%
2022	145,175	$26.31	$3,819,432	0.97%	1.25%	-25.52%
2021	151,243	$35.32	$5,342,454	0.43%	1.25%	18.09%

Fidelity Money Market
2025	11,542,799	$1.09	$12,612,401	3.96%	1.25%	2.74%
2024	11,809,391	$1.06	$12,559,748	4.85%	1.25%	3.69%
2023	6,647,168	$1.03	$6,818,133	4.68%	1.25%	3.49%
2022	5,550,963	$0.99	$5,501,538	1.23%	1.25%	0.10%
2021	7,307,245	$0.99	$7,234,838	0.01%	1.25%	-1.24%

32

WoodmenLife Variable Annuity Account

Notes to Financial Statements (continued)

6. Financial Highlights (continued)

Subaccount	Units	Unit Value	Net Assets	Investment Income Ratio (1) (2)	Ratio of Expenses to Average Net Assets (3)	Total Return (4)

Franklin Income
2025	2,399,493	$16.93	$40,622,966	5.13%	1.25%	11.16%
2024	2,515,320	$15.23	$38,308,777	5.18%	1.25%	5.87%
2023	2,582,442	$14.39	$37,152,073	5.10%	1.25%	7.28%
2022	2,568,687	$13.41	$34,447,350	4.87%	1.25%	-6.65%
2021	2,428,398	$14.37	$4,884,350	4.56%	1.25%	15.30%

Franklin Mutual Global Discovery
2025	325,506	$19.85	$6,461,360	1.84%	1.25%	21.81%
2024	374,004	$16.30	$6,094,923	1.68%	1.25%	3.35%
2023	445,329	$15.77	$7,022,038	2.47%	1.25%	18.82%
2022	488,530	$13.27	$6,483,111	1.36%	1.25%	-5.93%
2021	539,944	$14.11	$7,617,117	2.67%	1.25%	17.65%

Franklin Rising Dividends
2025	1,082,950	$28.25	$30,588,117	0.82%	1.25%	10.42%
2024	1,129,347	$25.58	$28,889,254	1.00%	1.25%	9.40%
2023	1,188,929	$23.38	$27,799,456	0.92%	1.25%	10.69%
2022	1,292,285	$21.12	$27,298,643	0.81%	1.25%	-11.68%
2021	1,268,649	$23.92	$30,343,293	0.85%	1.25%	25.22%

Franklin Strategic Income
2025	896,323	$11.44	$10,254,836	4.91%	1.25%	5.91%
2024	1,009,654	$10.80	$10,906,584	4.50%	1.25%	2.72%
2023	1,050,099	$10.52	$11,042,904	4.67%	1.25%	6.84%
2022	1,234,626	$9.84	$12,151,989	4.37%	1.25%	-11.86%
2021	1,308,681	$11.17	$14,613,867	3.39%	1.25%	0.84%

33

WoodmenLife Variable Annuity Account

Notes to Financial Statements (continued)

6. Financial Highlights (continued)

Subaccount	Units	Unit Value	Net Assets	Investment Income Ratio (1) (2)	Ratio of Expenses to Average Net Assets (3)	Total Return (4)

Franklin Global Bond
2025	411,523	$8.26	$3,399,002	0.00%	1.25%	14.29%
2024	468,846	$7.23	$3,388,214	0.00%	1.25%	-12.48%
2023	611,330	$8.26	$5,047,786	0.00%	1.25%	1.61%
2022	694,523	$8.13	$5,643,879	0.00%	1.25%	-6.13%
2021	766,337	$8.66	$6,634,066	0.00%	1.25%	-6.17%

PIMCO Low Duration
2025	181,958	$13.42	$2,442,063	3.94%	1.25%	4.21%
2024	180,341	$12.88	$2,322,545	3.99%	1.25%	3.19%
2023	219,982	$12.48	$2,745,421	3.59%	1.25%	3.67%
2022	262,735	$12.04	$3,162,861	1.68%	1.25%	-6.91%
2021	264,665	$12.93	$3,422,558	0.53%	1.25%	-2.16%

PIMCO Real Return
2025	813,663	$17.04	$13,866,676	3.33%	1.25%	6.51%
2024	883,124	$16.00	$14,130,788	2.63%	1.25%	0.86%
2023	951,283	$15.87	$15,092,142	2.98%	1.25%	2.48%
2022	1,092,115	$15.48	$16,907,548	7.03%	1.25%	-13.00%
2021	1,079,293	$17.79	$19,204,990	5.04%	1.25%	4.27%

34

WoodmenLife Variable Annuity Account

Notes to Financial Statements (continued)

6. Financial Highlights (continued)

(1)

These ratios represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. For subaccounts which commenced operations during the period indicated, average net assets have been calculated from the date operations commenced through the end of the reporting period. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccount invests.

(2)	When net investment income is less than $1, the amount is not reported in the statements of operations but is used in the calculation of the investment income ratio.

(3)

These ratios represent the annualized certificates expenses of the separate account, consisting primarily of mortality and expense risk charges, for the period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to certificate holder accounts through the redemption of units and expenses of the underlying fund are excluded.

(4)

These ratios represent the total return for the period indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. For subaccounts which commenced operations during the period indicated, total return has been calculated from the date operations commenced through the end of the reporting period and has not been annualized.

35

WoodmenLife Variable Annuity Account

Notes to Financial Statements (continued)

7. Fair Value Measurements and Fair Value Hierarchy

U.S. generally accepted accounting principles define fair value, establishes a framework for measuring fair value, establishes a fair value hierarchy based on the nature of inputs used to measure fair value and enhances disclosure requirements for fair value measurements.

The Account has categorized its financial instruments into a three level hierarchy which is based on the priority of the inputs to the valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument.

Financial assets and liabilities recorded at fair value on the Statements of Assets and Liabilities are categorized as follows:

•	Level 1. Unadjusted quoted prices for identical assets or liabilities in an active market.

•

Level 2. Quoted prices in markets that are not active or inputs that are observable either directly or indirectly for substantially the full term of the asset or liability. Level 2 inputs include the following:

a)	Quoted prices for similar assets or liabilities in active markets.
b)	Quoted prices for identical or similar assets or liabilities in non-active markets.
c)	Inputs other than quoted market prices that are observable.
d)	Inputs that are derived principally from or corroborated by observable market data through correlation or other means.

•

Level 3. Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. They reflect management’s own assumptions about the assumptions a market participant would use in pricing the asset or liability.

At December 31, 2025 and 2024, all investments in the Account are valued using a combination of observable inputs, such as market prices of underlying investments, and unobservable inputs, such as mortality and expense, administrative, surrender and transfer charges. This makes them classified as Level 2.

36

WoodmenLife Variable Annuity Account

Notes to Financial Statements (continued)

8. Segment Reporting

Each fund of the Separate Account constitutes a single operating segment and therefore, a single reportable segment because the chief operating decision maker (CODM) manages the activities of the Separate Account using information of each fund. The Separate Account is engaged in a single line of business as a registered unit investment trust. The Separate Account is a funding vehicle for individual variable annuity contracts with the assets owned by Woodmen of the World Life Insurance Society to support the liabilities of the applicable insurance contracts. The subaccounts have identified the President of Woodmen Financial Services, Inc., as the CODM as the Separate Account does not have employees and is not a separate legal entity.

Woodmen Financial Services, Inc. is a wholly owned subsidiary of WFS Holdings, Inc., and operates as an introducing broker-dealer engaged in the sale of a proprietary variable product offered by WoodmenLife to its members. WFS Holdings, Inc. is a wholly owned subsidiary of WoodmenLife, and operates as a holding company for subsidiary entities Woodmen Financial Services, Inc. and Woodmen Insurance Agency, Inc.

The CODM uses increase (decrease) in net assets from operations as their performance measure in order to make operational decisions while monitoring the net assets of each of the funds within the Separate Account. The Accounting policies used to measure profit and loss of the segments are the same as those described in the summary of significant accounting policies (see Note 1). The measure of segment assets is reported on the Statements of Assets and Liabilities. Refer to the Statements of Operations for each fund’s operating segment and related footnotes for significant expenses and the existing segment requirements as of and for the year ended December 31, 2025. All assets and revenue are generated in the US and there are no customers greater than 10% of consolidated results for all periods presented.

9. Subsequent Events

The Account is not aware of any transactions or events, which occurred after the date of the Statements of Assets and Liabilities and before the financial statements were issued which would require recognition or disclosure.

37